UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07655

Driehaus Mutual Funds

(Exact name of registrant as specified in charter)

25 East Erie Street

Chicago, IL 60611

(Address of principal executive offices) (Zip code)

Janet L. McWilliams

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-587-3800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

A.R. Umans

Chairman of the Board

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Trustee

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Assistant Vice President &

Chief Legal Officer

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary &

Anti-Money Laundering Compliance Officer

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2013

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Micro Cap Growth Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds' prospectus.

Investment Philosophy:

The Adviser seeks to achieve superior investment returns primarily by investing in global companies that are currently demonstrating rapid growth in their sales and earnings and which, in its judgement, have the ability to continue or accelerate their growth rates in the future. The Adviser manages the portfolios actively (above average turnover) to ensure that the Funds are fully invested, under appropriate market conditions, in companies that meet these criteria. Investors should note that investments in overseas markets can pose more risks than U.S. investments, and the international Funds’ share prices are expected to be more volatile than those of the U.S.-only Funds. In addition, the Funds’ returns will fluctuate with changes in stock market conditions, currency values, interest rates, government regulations, and economic and political conditions in countries in which the Funds invest. These risks are generally greater when investing in emerging markets.

Annual Report to Shareholders December 31, 2013

Driehaus International Discovery Fund

Driehaus Emerging Markets Growth Fund

Driehaus Emerging Markets Small Cap Growth Fund

Driehaus International Small Cap Growth Fund

Driehaus Global Growth Fund

Driehaus Mid Cap Growth Fund

Driehaus Micro Cap Growth Fund

Driehaus International Discovery Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Discovery Fund (“Fund”) returned 17.09% for the year ended December 31, 2013. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Growth Index (“Benchmark”), which returned 15.86% for the year, as well as the MSCI All Country World ex USA Index, which returned 15.78%.

International equities closed 2013 on a strong note. Risk sentiment was aided by continuing positive data and a lack of destabilizing events during the year, with one of the largest positive surprises coming in the form of the European Central Bank’s (ECB) rate cut in November. Developed markets led global equities during 2013. For the year, German equities posted some of the strongest returns. The Japanese market also brought investors a stunning return in Japanese yen terms. Equity advances were broad-based across developed markets, with only commodity-driven countries failing to see substantial advances. All of the countries with negative returns were found within the emerging markets, with Indonesia and Brazil posting the worst returns for the year.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the financials and industrials sectors. In addition, stock selection in China and Taiwan contributed to the performance of the Fund.

A notable contribution to the Fund’s return for the year came from industrials holding Safran SA (Ticker: SAF FP). Safran is a leading provider of engines and equipment to the aerospace market. During the last three years, Safran’s revenues increased at an average growth rate of 9% and its net operating margin has improved from 7% to 9%. Consensus earnings growth estimates have been revised higher.

China-based New Oriental Education & Technology Group, Inc. (Ticker: EDU) was a significant contributor to returns relative to the Benchmark during 2013. New Oriental Education is a provider of private educational services in China, offering a range of educational programs teaching English, test preparation courses and K-12 after school tutoring. After several years of pursuing revenue growth at the expense of margins, in 2013 the market rewarded New Oriental Education’s renewed focus on margin expansion in addition to revenue growth.

Certain areas detracted from Fund performance during the year. Two sectors that negatively affected the performance of the Fund relative to the Benchmark were the information technology and energy sectors. Additionally, holdings in Switzerland and Germany detracted from Fund performance versus the Benchmark.

Holding Brasil Pharma SA (Ticker: BPHA3 BZ) was the most significant detractor to the Fund’s performance during 2013. Brasil Pharma is a Brazil-based company engaged in the pharmaceutical retail sector. The company operates proprietary drugstores, and provides supply chain and logistics services for franchised stores. The share price suffered from a series of operational challenges during the year, with gross margins impacted early on, inflated operating expenses in the middle of the year, and a deceleration in store openings late in the year. The stock failed to recover as each operational problem solved was followed by a new challenge. Moreover, when slower store openings brought future growth into question, the stock did not rebound to its historical valuation multiple relative to earnings power.

Energy holding Subsea 7 SA (Ticker: SUBC NO) was a significant detractor from the Fund’s return during the year. Subsea 7 is a seabed-to-surface engineering, construction and services contractor for the energy industry. Subsea 7 faced cost management challenges in its Brazilian operations, causing investors to question the underlying profitability of its booked project backlog. During the year, the offshore engineering and services industry faced increasing investor skepticism regarding growth beyond the current fiscal year in oil companies’ offshore capital expenditures.

As we enter 2014, many of last year’s macro concerns look likely to fade. Encouraging signs include the Federal Reserve’s announcement that it will finally commence tapering bond purchases amid stronger and more sustainable U.S. growth, as well as broad euro zone growth — including in the U.K. — starting to gain some traction. At the same time, there remains uncertainty surrounding China’s ongoing commitment to economic rebalancing and Japan’s continuing implementation of monetary stimulus and tax reform. All of these taken together present challenges and opportunities as we begin the year. While mindful of the ongoing macro risks, we are encouraged by the opportunities we see in the global equity markets. That said, 2013 saw strong broad gains, particularly in developed markets, driven more by multiple expansion and less by earnings growth. We believe 2014 will see more company differentiation and be more of a stock picker’s market.

As always, we remain committed to uncovering attractive growth equity investment opportunities that we believe will adequately compensate our shareholders for the risk taken with their capital. Thank you for your continued confidence in our management capabilities and your interest in the Driehaus International Discovery Fund.

Sincerely,

Daniel M. Rea	Sebastien Pigeon	Joshua Rubin
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus International Discovery Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1998 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/98 - 12/31/13)
Driehaus International Discovery Fund (DRIDX)[1]	17.09%	2.50%	12.78%	7.36%	13.70%
MSCI AC World ex USA Growth Index[2]	15.86%	5.29%	13.28%	7.70%	4.32%
MSCI AC World ex USA Index[3]	15.78%	5.61%	13.32%	8.03%	5.82%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Growth Index (MSCI AC World ex USA Growth Index) is a subset of the MSCI AC World ex USA Index and is composed only of the MSCI AC World ex USA Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International All Country World ex USA Index (MSCI AC World ex USA Index) is a market capitalization-weighted index designed to measure equity market performance in 44 global developed and emerging markets, excluding the U.S. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 98.2%
EUROPE — 49.5%
United Kingdom — 19.8%
Aberdeen Asset Management PLC	263,792	$2,184,142
African Minerals, Ltd.**	209,508	687,802
ARM Holdings PLC	102,402	1,863,612
Ashtead Group PLC	197,855	2,490,061
Associated British Foods PLC	36,518	1,478,547
Barratt Developments PLC	278,622	1,610,238
Booker Group PLC	252,704	680,009
Countrywide PLC	237,581	2,340,874
Croda International PLC	44,214	1,798,930
Genel Energy PLC**	115,600	2,057,859
Halma PLC	204,966	2,048,370
Hays PLC	714,574	1,535,929
Rolls-Royce Holdings PLC	75,493	1,593,919
St. James’s Place PLC	236,982	2,856,907
Tullow Oil PLC	95,406	1,350,800

		26,577,999

France — 6.3%
Casino Guichard Perrachon SA	19,764	2,277,659
Edenred	54,226	1,814,993
Eurofins Scientific	5,169	1,397,315
Ingenico	9,378	751,891
Safran SA	32,422	2,252,903

		8,494,761

Netherlands — 4.5%
Airbus Group NV	13,992	1,074,279
ASML Holding NV	7,205	674,409
LyondellBasell Industries NV — A	27,550	2,211,714
Sensata Technologies Holding NV**	54,963	2,130,916

		6,091,318

Ireland — 4.1%
Covidien PLC	15,061	1,025,654
Eaton Corp. PLC	29,934	2,278,576
Experian PLC	72,714	1,341,382
Jazz Pharmaceuticals PLC**	6,214	786,444

		5,432,056

Norway — 3.9%
Gjensidige Forsikring ASA	70,623	1,347,185
Seadrill, Ltd.	44,068	1,798,961
Telenor ASA	84,780	2,021,201

		5,167,347

Switzerland — 3.7%
Cie Financiere Richemont SA	14,798	1,473,082
Glencore Xstrata PLC	131,354	680,175
Roche Holding AG	10,081	2,816,193

		4,969,450

	Number of Shares	Value (Note A)

Germany — 2.8%
Adidas AG	17,118	$2,181,609
Aurelius AG	37,824	1,535,023

		3,716,632

Denmark — 2.8%
Christian Hansen Holding AS	27,700	1,100,287
GN Store Nord AS	105,174	2,583,408

		3,683,695

Italy — 1.0%
Moncler SpA**	63,498	1,380,201
Spain — 0.6%
Viscofan SA	13,144	747,702

Total EUROPE		66,261,161

FAR EAST — 37.8%
Japan — 19.5%
Calbee, Inc.	52,258	1,267,868
Daikin Industries, Ltd.	16,208	1,008,094
Denso Corp.	27,695	1,459,569
Digital Garage, Inc.	58,553	1,519,565
Hulic Co., Ltd.	182,868	2,700,216
Kakaku.com, Inc.	47,363	830,685
Kanamoto Co., Ltd.	67,355	1,709,618
M3, Inc.	548	1,371,171
Sawai Pharmaceutical Co., Ltd.	16,776	1,083,248
Seiko Holdings Corp.	133,716	657,724
Seino Holdings Co., Ltd.	83,245	871,895
Softbank Corp.	26,990	2,357,877
Sugi Holdings Co., Ltd.	32,315	1,311,809
Tokai Tokyo Financial Holdings, Inc.	252,979	2,440,667
Tokio Marine Holdings, Inc.	57,769	1,928,193
Tokyo Tatemono Co., Ltd.	66,057	732,642
TS Tech Co., Ltd.	36,485	1,228,177
Yaskawa Electric Corp.	44,364	700,573
Zenkoku Hosho Co., Ltd.	21,487	938,564

		26,118,155

China — 10.3%
AIA Group, Ltd.	417,639	2,095,116
Baidu, Inc. — SP ADR**	12,416	2,208,558
New Oriental Education & Technology Group, Inc. — SP ADR	93,254	2,937,501
Sohu.com, Inc.**	19,418	1,416,155
Techtronic Industries Co.	375,433	1,065,154
Tencent Holdings, Ltd.	30,840	1,967,097
Vipshop Holdings, Ltd. — ADR**	24,555	2,054,762

		13,744,343

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Philippines — 2.2%
Puregold Price Club, Inc.	1,673,179	$1,428,795
Robinsons Retail Holdings, Inc.**	1,256,558	1,562,823

		2,991,618

Taiwan — 1.6%
Chailease Holding Co., Ltd.	359,469	945,606
Ginko International Co., Ltd.	61,350	1,158,926

		2,104,532

Singapore — 1.2%
Global Logistic Properties, Ltd.	717,757	1,643,740
Cambodia — 1.0%
NagaCorp, Ltd.	1,332,635	1,404,076
Australia — 1.0%
CSL, Ltd.	21,377	1,316,271
Malaysia — 0.9%
Astro Malaysia Holdings BHD	1,341,555	1,228,718
Thailand — 0.1%
Minor International PCL — NVDR	171,520	108,048

Total FAR EAST		50,659,501

NORTH AMERICA — 8.4%
Canada — 5.6%
Canadian Pacific Railway, Ltd.	13,087	1,980,325
Dollarama, Inc.	29,180	2,423,128
Intact Financial Corp.	26,833	1,752,323
Methanex Corp.	6,865	406,683
Pacific Rubiales Energy Corp.	52,991	912,907

		7,475,366

Mexico — 2.8%
Bolsa Mexicana de Valores SAB de CV	537,600	1,232,365

	Number of Shares	Value (Note A)

Fibra Uno Administracion SA de CV — REIT	783,946	$2,510,981

		3,743,346

Total NORTH AMERICA		11,218,712

SOUTH AMERICA — 2.0%
Peru — 1.5%
Credicorp, Ltd.	14,746	1,957,237
Brazil — 0.5%
Kroton Educacional SA	44,898	747,142

Total SOUTH AMERICA		2,704,379

MIDDLE EAST — 0.5%
Israel — 0.5%
CaesarStone Sdot-Yam, Ltd.	13,404	665,777

Total MIDDLE EAST		665,777

Total EQUITY SECURITIES (Cost $111,616,188)		131,509,530

TOTAL INVESTMENTS (COST $111,616,188)	98.2%	$131,509,530
Other Assets In Excess Of Liabilities	1.8%	2,377,822

Net Assets	100.0%	$133,887,352

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$112,681,386

Gross Appreciation	$21,280,134
Gross Depreciation	(2,451,990)

Net Appreciation	$18,828,144

** Non-income producing security

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

Western Europe	49.5%
Japan	19.5%
Asia/Far East Ex-Japan	18.3%
North America	8.4%
South America	2.0%
Middle East	0.5%

Top Ten Holdings*

New Oriental Education & Technology Group, Inc. — SP ADR	2.2%
St. James’s Place PLC	2.1%
Roche Holding AG	2.1%
Hulic Co., Ltd.	2.0%
GN Store Nord AS	2.0%
Fibra Uno Administracion SA de CV — REIT	1.9%
Ashtead Group PLC	1.9%
Tokai Tokyo Financial Holdings, Inc.	1.8%
Dollarama, Inc.	1.8%
Softbank Corp.	1.8%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Discovery Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Aerospace & Defense	3.7%
Auto Components	2.0%
Biotechnology	1.0%
Building Products	0.8%
Capital Markets	4.6%
Chemicals	4.1%
Commercial Banks	1.5%
Commercial Services & Supplies	1.4%
Construction Materials	0.5%
Diversified Consumer Services	2.8%
Diversified Financial Services	2.3%
Diversified Telecommunication Services	1.5%
Electrical Equipment	3.3%
Electronic Equipment, Instruments & Components	2.6%
Energy Equipment & Services	1.3%
Food & Staples Retailing	5.4%
Food Products	2.6%
Health Care Equipment & Supplies	3.6%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	1.1%

Industry	Percent of Net Assets
Household Durables	2.0%
Insurance	7.5%
Internet & Catalog Retail	1.5%
Internet Software & Services	4.8%
Information Technology Services	1.1%
Life Sciences Tools & Services	1.0%
Media	1.0%
Metals & Mining	1.0%
Multi-line Retail	1.8%
Oil, Gas & Consumable Fuels	3.2%
Pharmaceuticals	3.5%
Professional Services	2.1%
Real Estate Investment Trusts	1.9%
Real Estate Management & Development	5.5%
Road & Rail	2.1%
Semiconductors & Semiconductor Equipment	1.9%
Textiles, Apparel & Luxury Goods	4.3%
Trading Companies & Distributors	3.1%
Wireless Telecommunication Services	1.8%
Other Assets in Excess of Liabilities	1.8%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Growth Fund (“Fund”) returned 8.92% for the year ended December 31, 2013. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (“Benchmark”), which returned -2.27% for the year, as well as the MSCI Emerging Markets Growth Index return of 0.07%.

During 2013, the global economy finally started showing signs of self-sustaining growth. While still quite tepid and below trend, the acceleration in growth was a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound was most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remained insufficient to overpower other headwinds.

A deteriorating growth outlook throughout most of the year combined with a normalizing Federal Reserve interest rate policy contributed to the underperformance of developing economies. The Fed’s talk of tapering bond purchases was particularly damaging to developing countries running high current account and fiscal deficits, as these economies saw their currencies come under pressure. All of the countries with negative returns for the year were found within the emerging markets, with Indonesia, Brazil and Thailand posting the steepest losses.

Within China, the economy’s slowing growth fueled worries that global growth might stall. While signs of slowing economies were seen across the region, data releases during the second half of the year indicated that China’s growth rate was beginning to firm. India struggled during the year as a weakening currency and inflation hurt growth within the country. Actions by its central bank did not stop the country’s equity market from posting a negative return for the year, in U.S. dollar terms. Within Latin America, Brazil’s equity market also was pushed lower by inflation and rising interest rates.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the information technology and consumer discretionary sectors. In addition, stock selection in China and Hong Kong contributed positively to the performance of the Fund.

The largest contributor to the Fund’s absolute returns in 2013 was information technology holding Tencent Holdings, Ltd. (Ticker: 700 HK). Tencent Holdings is a Chinese investment holding company whose subsidiaries provide mass media, entertainment, Internet and mobile phone value-added services, and operate online advertising services in China. The company’s shares advanced steadily throughout the year as it saw strong revenue and earnings per share growth. Notably, Tencent Holding’s e-commerce market share expanded during the year and it is now the third largest in the e-commerce market.

Within the consumer discretionary sector, Sands China, Ltd. (Ticker: 1928 HK) was a significant contributor to the Fund’s return. Sands China is an investment holding company that, along with its subsidiaries, is engaged in the development and operation of integrated resorts in Macao, which is a Special Administration Region within China. Sands China is one of Macao’s premium resorts. Revenue and earnings growth remain robust and the company continues to expand its gaming and entertainment options.

Relative to the Benchmark, all sectors contributed to returns for 2013. On an absolute basis, the materials and energy sector detracted from returns. At the country level, South Korea and Poland detracted from Fund performance versus the Benchmark.

The most significant detractor from the Fund’s return for the year was the South Korean company Samsung Electronics Co., Ltd. (Ticker: 005930 KS). Samsung is mainly engaged in the production of consumer electronic products. While the Fund maintained an average underweight to Samsung during the year, the company’s weak performance hurt absolute returns for the period. The strength of the South Korean Won and market share gains by competitor Apple weighed on Samsung, whose share price declined in the fourth quarter.

Fund holding China Shenhua Energy Co., Ltd. (1088 HK) was the largest detractor from absolute returns within the energy sector. China Shenhua is an integrated energy company, whose businesses include coal mining, thermal energy production and coal transportation. The company’s share price fell and margins came under pressure as coal prices faced headwinds during much of 2013.

At the close of 2013, developed markets are viewed with seemingly universal optimism while the emerging economies attract little in the way of positive sentiment. The negativity in many cases is well founded: a slowing China hurts emerging markets disproportionately through the commodities channel, many banking sectors used the low global rate environment to build up excess leverage, and the political cycle is also unfavorable. However, these headwinds already have resulted in extreme performance discrepancies that are unlikely to be repeated in 2014. This past year, the performance of emerging markets trailed developed markets near levels not seen since the depths of the credit crisis in 2009.

Looking ahead, we expect inflation to decline more than anticipated in the emerging markets, which will be an unexpected positive in many markets. We also think emerging markets’ correlation to improving developed markets, while less than it was last decade and unlikely to drive entire economies forward, will benefit select companies. With China, the world’s second-biggest economy, slowing and the euro zone still in the doldrums, operating conditions will remain trying for many businesses. The ability to identify companies with outsized and underappreciated earnings growth profiles will continue to be rewarded in this environment, as will the ability to nimbly react to the unforeseen risks presented by, among other things, a Federal Reserve in transition.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Howard Schwab	Chad Cleaver
Lead Portfolio Manager	Co-Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 31, 1997 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	10 Years	Since Inception (12/31/97 - 12/31/13)
Driehaus Emerging Markets Growth Fund (DREGX)[1]	8.92%	3.42%	18.38%	13.89%	13.83%
MSCI Emerging Markets Index[2]	–2.27%	–1.74%	15.15%	11.53%	8.48%
MSCI Emerging Markets Growth Index[3]	0.07%	-0.59%	15.95%	10.57%	7.69%

[1]	The returns for the periods prior to July 1, 2003, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization-weighted index designed to measure equity market performance in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Growth Index (MSCI Emerging Markets Growth Index) is a subset of the MSCI Emerging Markets Index and includes only the MSCI Emerging Markets Index stocks which are categorized as growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 94.7%
FAR EAST — 48.8%
China — 20.3%
AIA Group, Ltd.	3,888,510	$19,506,988
Airtac International Group	667,000	5,415,941
AviChina Industry & Technology Co., Ltd. — H	18,743,025	10,901,183
Baidu, Inc. — SP ADR**	128,444	22,847,619
Cathay Pacific Airways, Ltd.	4,923,715	10,413,438
China Longyuan Power Group Corp. — H	16,140,583	20,794,195
China Mengniu Dairy Co., Ltd.	2,194,000	10,412,184
China Modern Dairy Holdings, Ltd.**	26,520,736	14,364,558
China State Construction International Holdings, Ltd.	8,163,230	14,633,029
CT Environmental Group, Ltd.**	20,270,990	10,142,945
ENN Energy Holdings, Ltd.	1,634,606	12,089,377
Haitong Securities Co., Ltd. — H	4,827,709	8,404,894
Hengan International Group Co., Ltd.	829,312	9,796,497
Hilong Holding, Ltd.	11,058,335	9,469,242
Home Inns & Hotels Management, Inc. — ADR**	354,971	15,490,934
Hong Kong Exchanges & Clearing, Ltd.	1,388,760	23,157,044
Industrial & Commercial Bank of China, Ltd. — H	28,738,000	19,419,821
New Oriental Education & Technology Group, Inc. — SP ADR	481,454	15,165,801
Nine Dragons Paper Holdings, Ltd.	9,277,086	8,075,562
Sands China, Ltd.	2,531,386	20,680,565
Shandong Weigao Group Medical Polymer Co., Ltd. — H	4,681,519	6,315,037
Sino Biopharmaceutical, Ltd.	13,214,273	10,480,350
Tencent Holdings, Ltd.	325,912	20,787,960
Vipshop Holdings, Ltd. — ADR**	141,850	11,870,008

		330,635,172

South Korea — 8.0%
E-Mart Co., Ltd.	63,783	16,106,666
Hotel Shilla Co., Ltd.	324,846	20,469,284
Hyundai Mobis Co., Ltd.	44,424	12,354,616

	Number of Shares	Value (Note A)

NAVER Corp.	14,369	$9,857,541
Samchuly Bicycle Co., Ltd.	382,539	7,013,910
Samsung Electronics Co., Ltd.	14,317	18,612,711
Shinhan Financial Group Co., Ltd.	693,470	31,080,808
SK Hynix, Inc.**	229,352	7,997,492
Sung Kwang Bend Co., Ltd.	267,940	6,778,792

		130,271,820

Taiwan — 6.9%
Delta Electronics, Inc.	4,787,937	27,310,527
E.Sun Financial Holding Co., Ltd.	13,918,700	9,246,909
Ginko International Co., Ltd.	662,000	12,505,444
Hermes Microvision, Inc.	505,000	16,402,100
Hiwin Technologies Corp.	2,019,000	17,037,546
MediaTek, Inc.	850,000	12,648,682
Taiwan Semiconductor Manufacturing Co., Ltd. — SP ADR	1,019,101	17,773,121

		112,924,329

India — 5.4%
HCL Technologies, Ltd.	1,203,413	24,563,400
ICICI Bank, Ltd.	948,786	16,853,587
Mahindra & Mahindra Financial Services, Ltd.	1,252,381	6,492,215
Sun Pharmaceutical Industries, Ltd.	1,678,657	15,399,788
Tech Mahindra, Ltd.	580,432	17,245,929
Zee Entertainment Enterprises, Ltd.	1,838,281	8,220,330

		88,775,249

Philippines — 2.1%
Bank of Philippine Islands	3,414,101	6,538,581
International Container Terminal Services, Inc.	2,402,455	5,521,330
Puregold Price Club, Inc.	8,446,006	7,212,384
Robinsons Retail Holdings, Inc.**	5,178,754	6,440,990
Universal Robina Corp.	3,669,462	9,350,896

		35,064,181

Malaysia — 1.9%
IOI Corp. BHD	6,504,725	9,353,459
IOI Properties Group SDN BHD**	2,168,241	1,661,513
Sapurakencana Petroleum BHD**	7,664,509	11,465,759
Tenaga Nasional BHD	2,355,438	8,183,448

		30,664,179

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Indonesia — 1.1%
PT Bank Mandiri Persero Tbk	16,432,319	$10,599,318
PT Telekomunikasi Indonesia Persero Tbk — SP ADR	204,567	7,333,727

		17,933,045

Singapore — 0.9%
Global Logistic Properties, Ltd.	6,587,959	15,087,128
Japan — 0.9%
Kansai Paint Co., Ltd.	1,000,536	14,773,844
Thailand — 0.7%
Airports of Thailand PCL — NVDR	2,217,900	10,698,027
Cambodia — 0.5%
NagaCorp, Ltd.	8,075,763	8,508,696
Vietnam — 0.1%
Viet Nam Dairy Products JSC	280,000	1,791,894

Total FAR EAST		797,127,564

NORTH AMERICA — 13.3%
Mexico — 7.6%
Banregio Grupo Financiero SAB de CV	1,647,999	9,794,717
Cemex SAB de CV**	28,612,406	33,616,536
Fibra Uno Administracion SA de CV — REIT	5,594,449	17,919,033
Fomento Economico Mexicano SAB de CV — SP ADR	100,641	9,849,735
Genomma Lab Internacional SAB de CV — B**	4,672,946	13,106,367
Grupo Financiero Banorte SAB de CV — O	3,456,691	24,187,438
Wal-Mart de Mexico SAB de CV — V	5,999,000	15,741,258

		124,215,084

United States — 3.9%
Cognizant Technology Solutions Corp. — A**	236,973	23,929,534
Mead Johnson Nutrition Co.	236,779	19,832,609
Schlumberger, Ltd.	227,333	20,484,977

		64,247,120

Canada — 1.8%
Gran Tierra Energy, Inc.**	2,765,339	20,175,455
SEMAFO, Inc.	3,378,727	8,874,228

		29,049,683

Total NORTH AMERICA		217,511,887

	Number of Shares	Value (Note A)

EUROPE — 13.2%
Russia — 6.8%
Eurasia Drilling Co., Ltd. — GDR	326,298	$14,683,410
Magnit — SP GDR	435,208	28,810,770
MegaFon — GDR	384,372	12,876,462
NovaTek — SP GDR	249,595	34,169,556
Sberbank RF — SP ADR	1,568,530	19,732,107

		110,272,305

United Kingdom — 2.8%
Afren PLC**	6,014,700	16,852,473
Bank of Georgia Holdings, PLC	398,423	15,801,534
Hikma Pharmaceuticals PLC	663,268	13,191,111

		45,845,118

Netherlands — 1.4%
Yandex NV — A**	547,202	23,611,766
Turkey — 0.9%
BIM Birlesik Magazalar AS	703,545	14,208,401
Italy — 0.7%
Prada SpA	1,293,679	11,511,529
Czech Republic — 0.6%
Komercni Banka AS	44,938	10,003,897

Total EUROPE		215,453,016

SOUTH AMERICA — 10.6%
Brazil — 8.3%
BB Seguridade Participacoes SA	1,543,375	16,027,419
BRF SA	270,700	5,650,938
Cia Brasileira de Distribuicao Grupo Pao de Acucar — PREF ADR	251,230	11,222,444
Estacio Participacoes SA	3,754,748	32,482,529
Gerdau SA — SP ADR	2,588,946	20,297,337
Hypermarcas SA	2,281,400	17,067,589
Itau Unibanco Holding SA — PREF ADR	1,185,950	16,093,342
Linx SA	139,551	2,833,904
Ultrapar Participacoes SA	600,409	14,238,798

		135,914,300

Peru — 1.5%
Credicorp, Ltd.	174,585	23,172,667
Colombia — 0.8%
Cementos Argos SA — Pref.	2,688,340	13,288,479

Total SOUTH AMERICA		172,375,446

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

AFRICA — 5.4%
South Africa — 5.1%
Anglo American Platinum, Ltd.**	228,180	$8,568,387
Bidvest Group, Ltd.	570,502	14,594,300
FirstRand, Ltd.	4,037,102	13,812,354
MTN Group, Ltd.	998,528	20,657,821
Naspers, Ltd.— N	245,571	25,657,605

		83,290,467

Kenya — 0.3%
Safaricom, Ltd.	41,405,300	5,205,649

Total AFRICA		88,496,116

MIDDLE EAST — 2.0%
United Arab Emirates — 1.1%
Al Noor Hospitals Group PLC**	1,203,469	17,886,225
Qatar — 0.9%
Qatar National Bank SAQ	328,585	15,520,148

Total MIDDLE EAST		33,406,373

CENTRAL AMERICA — 1.4%
Panama — 1.4%
Copa Holdings, SA — A	146,090	23,390,470

Total CENTRAL AMERICA		23,390,470

Total EQUITY SECURITIES (Cost $1,372,091,947)		1,547,760,872

EQUITY CERTIFICATES — 1.2%
MIDDLE EAST — 1.2%
Saudi Arabia — 1.2%
Saudi Airlines Catering Co.†	508,770	19,195,285

Total MIDDLE EAST		19,195,285

Total EQUITY CERTIFICATES (Cost $19,085,174)		19,195,285

	Number of Shares	Value (Note A)

RIGHTS — 0.0%
FAR EAST — 0.0%
Malaysia — 0.0%
IOI Properties Group SDN BHD — Rights, Expires January 8, 2014	1,084,120	$248,234

Total RIGHTS (Cost $248,348)		248,234

TOTAL INVESTMENTS (COST $1,391,425,469)	95.9%	$1,567,204,391
Other Assets In Excess Of Liabilities	4.1%	67,661,482

Net Assets	100.0%	$1,634,865,873

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$1,395,078,895

Gross Appreciation	$194,431,611
Gross Depreciation	(22,306,115)

Net Appreciation	$172,125,496

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2013, the value of these restricted securities amounted to $19,195,285 or 1.2% of net assets.

Additional information on each restricted security is as follows (see Note A in Notes to Financial Statements):

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Saudi Airlines Catering Co.	MLCO	11/20/13 to 12/18/13	$19,085,174

ADR — American Depository Receipt

GDR — Global Depository Receipt

MLCO — Merrill Lynch & Co., Inc.

NVDR — Non-Voting Depository Receipt

PREF ADR — Preferred American Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

SP GDR — Sponsored Global Depository Receipt

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

Regional Weightings*

Asia/Far East Ex-Japan	47.9%
North America	13.3%
South America	10.6%
Eastern Europe	8.3%
Africa	5.4%
Western Europe	4.9%
Middle East	3.2%
Central America	1.4%
Japan	0.9%

Top Ten Holdings*

NovaTek — SP GDR	2.1%
Cemex SAB de CV	2.1%
Estacio Participacoes SA	2.0%
Shinhan Financial Group Co., Ltd.	1.9%
Magnit — SP GDR	1.8%
Delta Electronics, Inc.	1.7%
Naspers, Ltd.— N	1.6%
HCL Technologies, Ltd.	1.5%
Grupo Financiero Banorte SAB de CV — O	1.5%
Cognizant Technology Solutions Corp. — A	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Aerospace & Defense	0.7%
Airlines	2.1%
Auto Components	0.8%
Beverages	0.6%
Buliding Products	0.4%
Capital Markets	0.5%
Chemicals	0.9%
Commercial Banks	13.9%
Commercial Services & Supplies	1.2%
Construction & Engineering	1.6%
Construction Materials	2.9%
Consumer Finance	0.4%
Diversified Consumer Services	2.9%
Diversified Financial Services	2.3%
Diversified Telecommunication Services	0.5%
Electric Utilities	0.5%
Electronic Equipment, Instruments & Components	1.7%
Energy Equipment & Services	3.4%
Food & Staples Retailing	5.4%
Food Products	4.3%
Gas Utilities	0.8%
Health Care Equipment & Supplies	1.1%
Health Care Providers & Services	1.1%
Hotels, Restaurants & Leisure	4.0%

Industry	Percent of Net Assets
Independent Power Producers & Energy Traders	1.3%
Industrial Conglomerates	0.9%
Insurance	2.2%
Internet & Catalog Retail	0.7%
Internet Software & Services	4.7%
IT Services	4.0%
Leisure Equipment & Products	0.4%
Machinery	1.3%
Media	2.1%
Metals & Mining	2.3%
Oil, Gas & Consumable Fuels	5.2%
Paper & Forest Products	0.5%
Personal Products	1.6%
Pharmaceuticals	3.2%
Real Estate Investment Trusts	1.1%
Real Estate Management & Development	1.0%
Semiconductors & Semiconductor Equipment	4.5%
Software	0.2%
Textiles, Apparel & Luxury Goods	0.7%
Transportation Infrastructure	1.0%
Water Utilities	0.6%
Wireless Telecommunication Services	2.4%
Other Assets in Excess of Liabilities	4.1%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Emerging Markets Small Cap Growth Fund (“Fund”) returned 12.11% for the year ended December 31, 2013.1 This return was above the performance of the Morgan Stanley Capital International (“MSCI”) Emerging Markets Small Cap Index (“Benchmark”), which returned 1.35% for the same period. The Fund’s return also was above the performance of the secondary benchmark, the MSCI Emerging Markets Index, which returned -2.27% for the same period.

During 2013, the global economy finally started showing signs of self-sustaining growth. While still quite tepid and below trend, the acceleration in growth was a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound was most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remained insufficient to overpower other headwinds.

A deteriorating growth outlook throughout most of the year combined with a normalizing Federal Reserve interest rate policy contributed to the underperformance of developing economies. The Fed’s talk of tapering bond purchases was particularly damaging to developing countries running high current account and fiscal deficits, as these economies saw their currencies come under pressure. All of the countries with negative returns for the year were found within the emerging markets, with Indonesia, Brazil and Thailand posting the steepest losses.

Within China, the economy’s slowing growth fueled worries that global growth might stall. While signs of slowing economies were seen across the region, data releases during the second half of the year indicated that China’s growth rate was beginning to firm. India struggled during the year as a weakening currency and inflation hurt growth within the country. Actions by its central bank did not stop the country’s equity market from posting a negative return for the year, in U.S. dollar terms. Within Latin America, Brazil’s equity market was also pushed lower by inflation and rising interest rates.

For 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the consumer discretionary, financials and energy sectors. In addition, stock selection in South Korea, Brazil and India contributed to the Fund’s outperformance. An overweight allocation to Saudi Arabia also made a significant contribution to performance during the year.

South Korean Kolao Holdings (Ticker: 900140 KS) was the most significant contributor to returns within the consumer discretionary sector for 2013. Kolao Holdings manages its wholly-owned subsidiary, Kolao Developing Co., Ltd., which is one of the largest automotive distributors in Laos. The company benefits from a first-mover advantage in Laos as well as favorable demographics within the country. The company’s share price started to advance late in the third quarter in what appeared to be anticipation of strong growth and earnings momentum.

Energy holding DNO International ASA (Ticker: DNO NO) made a notable contribution to the Fund’s relative and absolute returns for the year. DNO International is an oil and gas exploration and production company. It is engaged in the acquisition, development and operation of oil and gas properties, with activities primarily undertaken in the Middle East and the North African region. Stable production in Oman and Yemen provide the company with diversified revenue streams, while efforts in Kurdistan may yield the country’s first billion barrel oil field. Importantly, DNO International has shown a steady growth in reserves and production capacity while maintaining a strong balance sheet.

Certain areas detracted from Fund performance during the year. Two sectors that negatively affected performance of the Fund versus the Benchmark were information technology and consumer staples. Additionally, Taiwan, Vietnam and China allocations detracted from Fund performance versus the Benchmark.

Information technology holding NQ Mobile, Inc. (Ticker: NQ) was the most significant detractor from relative performance for the year. NQ Mobile is a global provider of mobile Internet services focusing on security, privacy and productivity. The company’s share price advanced through the first three quarters of the year. However, early in the fourth quarter, a well know short seller issued a report that accused the company of serious irregularities, including inflating the firm’s revenue data. The company’s shares saw a steep selloff when the report was issued and we have since exited the position.

Consumer staples holding Masan Group Corp. (Ticker: MSN VN) was a significant detractor for the year. The Vietnam-based company is engaged in the food processing industry, and it also has interests within the finance and mining industries. The company issued mixed results for its 2012 fiscal year. While top line growth appeared strong, there was some pressure on its bottom line. Masan Group’s consumer business maintained profitability but its finance business disappointed, with a decline of 76% in its year-over-year pretax profit. We exited this position in July.

We utilized option strategies in the Fund primarily to hedge a portion of the Fund’s portfolio, dampen volatility, and manage downside risk. These strategies primarily consisted of puts and put spreads on exchange-traded funds (ETFs). During 2013, options detracted from performance while helping the portfolio realize less volatility than the Benchmark.

At the close of 2013, developed markets are viewed with seemingly universal optimism while the emerging economies attract little in the way of positive sentiment. The negativity in many cases is well founded: a slowing China hurts emerging markets disproportionately through the commodities channel, many banking sectors used the low global rate environment to build up excess leverage, and the political cycle is also unfavorable. However, these headwinds already have resulted in extreme performance discrepancies that are unlikely to be repeated in 2014. This past year, the performance of emerging markets trailed developed markets near levels not seen since the depths of the credit crisis in 2009.

Looking ahead, we expect inflation to decline more than anticipated in the emerging markets, which will be an unexpected positive in many markets. We also think emerging markets’ correlation to improving developed markets, while less than it was last decade and unlikely to drive entire economies forward, will benefit select companies. With China, the world’s second-biggest economy, slowing and the euro zone still in the doldrums, operating conditions will remain trying for many businesses. The ability to identify companies with outsized and underappreciated earnings growth profiles will continue to be rewarded in this environment, as will the ability to nimbly react to the unforeseen risks presented by, among other things, a Federal Reserve in transition.

We at Driehaus Capital Management LLC thank you for your interest in the Driehaus Emerging Markets Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your confidence in our management capabilities.

Sincerely,

Chad Cleaver	Howard Schwab
Lead Portfolio Manager	Co-Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index descriptions.

Driehaus Emerging Markets Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since December 1, 2008 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

	Fund Only		Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	1 Year	Since Inception (08/22/11 - 12/31/13)	3 Years	5 Years	Since Inception (12/01/08 - 12/31/13)
Driehaus Emerging Markets Small Cap Growth Fund (DRESX)[1]	12.11%	10.74%	7.37%	20.23%	20.86%
MSCI Emerging Markets Small Cap Index[2]	1.35%	2.97%	–3.18%	19.91%	22.41%
MSCI Emerging Markets Index[3]	–2.27%	4.23%	–1.74%	15.15%	16.58%

[1]

The Driehaus Emerging Markets Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Emerging Markets Small Cap Growth Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on December 1, 2008, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on August 22, 2011. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International Emerging Markets Small Cap Index (MSCI Emerging Markets Small Cap Index) is a market capitalization-weighted index designed to measure equity market performance of small cap stocks in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

[3]

The Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets Index) is a market capitalization weighted index designed to measure equity market performance in 21 global emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 77.8%
FAR EAST — 43.9%
China — 21.8%
Airtac International Group	326,000	$2,647,072
Anton Oilfield Services Group	1,440,940	877,092
Bonjour Holdings, Ltd.	4,724,000	1,029,566
China Hongqiao Group, Ltd.	2,845,500	1,959,554
China Medical System Holdings, Ltd.	2,663,000	2,846,971
CIMC Enric Holdings, Ltd.	894,000	1,441,136
CT Environmental Group, Ltd.**	3,453,669	1,728,104
Haitian International Holdings, Ltd.	400,000	903,757
Hilong Holding, Ltd.	4,856,808	4,158,880
Home Inns & Hotels Management, Inc. — ADR**	84,390	3,682,780
Li Ning Co., Ltd. **	2,334,500	1,842,480
New Oriental Education & Technology Group, Inc. — SP ADR	31,133	980,690
Nine Dragons Paper Holdings, Ltd.	2,833,009	2,466,091
Qunar Cayman Islands, Ltd. — ADR**	52,354	1,388,952
Sino Oil and Gas Holdings, Ltd.**	46,385,000	1,495,461
SPT Energy Group, Inc.	4,874,000	2,897,636
Termbray Petro-King Oilfield Services, Ltd.**	2,965,000	1,567,711
Vipshop Holdings, Ltd. — ADR**	32,677	2,734,411
Xinjiang Goldwind Science & Technology Co., Ltd. — H	2,450,800	2,793,943
Xinyi Glass Holdings, Ltd.	2,106,000	1,857,684
Xinyi Solar Holdings, Ltd.**	2,106,000	434,546

		41,734,517

South Korea — 5.0%
Hotel Shilla Co., Ltd.	34,135	2,150,924
i-SENS, Inc.**	59,639	2,348,037
Kolao Holdings	35,241	903,267
Samchuly Bicycle Co., Ltd.	162,451	2,978,563
Sung Kwang Bend Co., Ltd.	36,253	917,189
Taewoong Co., Ltd.	8,900	238,238

		9,536,218

	Number of Shares	Value (Note A)

Taiwan — 4.5%
Giga Solar Materials Corp.	117,000	$1,884,342
Ginko International Co., Ltd.	90,000	1,700,136
Hermes Microvision, Inc.	60,000	1,948,764
Hiwin Technologies Corp.	357,000	3,012,582

		8,545,824

Malaysia — 2.6%
Dayang Enterprise Holdings, BHD	279,200	493,533
Dialog Group BHD	2,420,800	2,645,845
Oldtown BHD	2,258,600	1,792,813

		4,932,191

Sri Lanka — 2.5%
Commercial Bank of Ceylon PLC	1,689,221	1,554,910
Hatton National Bank PLC	1,695,335	1,905,308
John Keells Holdings PLC	814,836	1,415,996

		4,876,214

Philippines — 2.5%
Emperador, Inc.**	3,895,500	939,151
Philippine Seven Corp.	338,260	771,217
Puregold Price Club, Inc.	823,100	702,878
Robinsons Retail Holdings, Inc.**	396,873	493,604
Security Bank Corp.	353,400	920,476
Vista Land & Lifescapes, Inc.	7,610,497	891,671

		4,718,997

Thailand — 2.2%
Beauty Community PCL — NVDR	2,522,000	1,550,347
MC Group PCL — NVDR	3,724,500	1,314,796
Pruksa Real Estate PCL — NVDR	1,360,800	753,699
Sino Thai Engineering & Construction PCL — NVDR	1,349,900	542,260

		4,161,102

Indonesia — 1.3%
PT Pakuwon Jati Tbk	86,029,000	1,908,614
PT Tempo Scan Pacific Tbk	2,530,000	675,637

		2,584,251

Cambodia — 1.0%
NagaCorp, Ltd.	1,788,583	1,884,467

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Singapore — 0.5%
Ezion Holdings, Ltd.	567,600	$998,512

Total FAR EAST		83,972,293

EUROPE — 12.4%
United Kingdom — 4.4%
Afren PLC**	1,472,215	4,124,971
Genel Energy PLC**	111,075	1,977,307
Hikma Pharmaceuticals PLC	112,928	2,245,918

		8,348,196

Norway — 1.5%
DNO International ASA**	726,116	2,897,137
Cyprus — 1.5%
QIWI PLC — SP ADR	50,295	2,816,520
Greece — 1.4%
Diana Shipping, Inc.**	207,938	2,763,496
Turkey — 1.4%
Pegasus Hava Tasimaciligi AS**	44,543	752,402
Ulker Biskuvi Sanayi AS	277,430	1,962,278

		2,714,680

Austria — 1.2%
C.A.T. oil AG	80,470	2,236,200
Kazakhstan — 1.0%
Halyk Savings Bank of Kazakhstan — GDR	188,605	1,933,201

Total EUROPE		23,709,430

NORTH AMERICA — 10.6%
Mexico — 4.3%
Alsea SAB de CV	699,000	2,183,756
Banregio Grupo Financiero SAB de CV	441,660	2,624,962
Compartamos SAB de CV	503,700	942,087
Grupo Aeroportuario del Centro Norte SAB de CV — ADR	59,789	1,596,366
Qualitas Controladora SAB de CV	362,700	878,380

		8,225,551

Canada — 4.2%
Africa Oil Corp.**	369,695	3,204,443
Americas Petrogas, Inc.**	981,864	1,589,839
Gran Tierra Energy, Inc.**	176,809	1,292,474
SEMAFO, Inc.	731,633	1,921,634

		8,008,390

British Virgin Islands — 1.1%
Luxoft Holding, Inc.**	58,178	2,209,600

	Number of Shares	Value (Note A)

United States — 1.0%
Nexteer Automotive Group, Ltd.**	3,211,000	$1,834,431

Total NORTH AMERICA		20,277,972

AFRICA — 5.1%
Nigeria — 2.5%
Guaranty Trust Bank PLC	10,696,929	1,807,009
Unilever Nigeria PLC	1,966,977	661,603
Zenith Bank PLC	13,535,303	2,318,645

		4,787,257

Kenya — 2.2%
Equity Bank, Ltd.	3,609,600	1,286,155
Safaricom, Ltd.	22,854,400	2,873,352

		4,159,507

Egypt — 0.4%
Commercial International Bank Egypt SAE	167,000	783,021

Total AFRICA		9,729,785

SOUTH AMERICA — 3.3%
Brazil — 3.3%
Alpargatas SA — Pref.	157,100	985,517
BR Properties SA	108,800	857,764
Estacio Participacoes SA	311,900	2,698,264
Linx SA	90,041	1,828,490

		6,370,035

Total SOUTH AMERICA		6,370,035

MIDDLE EAST — 2.5%
Qatar — 1.0%
Gulf International Services OSC	112,304	1,881,242
Pakistan — 0.8%
Lucky Cement, Ltd.	537,717	1,532,822
United Arab Emirates — 0.7%
Al Noor Hospitals Group PLC**	88,018	1,308,143

Total MIDDLE EAST		4,722,207

Total EQUITY SECURITIES (Cost $126,383,644)		148,781,722

EQUITY CERTIFICATES — 17.0%
FAR EAST — 9.6%
India — 9.6%
Aurobindo Pharma, Ltd.†	492,183	3,125,527
Divi’s Laboratories, Ltd.†	151,023	2,982,005
Eicher Motors, Ltd.†	11,394	916,576
Emami, Ltd.†	109,313	837,763
IndusInd Bank, Ltd.†	269,422	1,832,444

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Ipca Laboratories, Ltd.†	79,744	$933,838
Jain Irrigation Systems, Ltd.†	1,523,529	1,788,185
Kaveri Seed Co., Ltd.†	90,722	2,702,740
SKS Microfinance, Ltd.†**	761,426	2,333,948
Zee Entertainment Enterprises, Ltd.†	211,668	946,526

		18,399,552

Total FAR EAST		18,399,552

MIDDLE EAST — 7.4%
Saudi Arabia — 7.4%
Al Mouwasat Medical Services Co.†	86,056	2,110,987
Al Tayyar Travel Group†	61,590	1,757,157
Bank Al-Jazira†**	202,877	2,033,936
Dallah Healthcare Holding Co.†	98,971	1,840,640
Emaar Economic City†**	561,347	1,990,672
Fawaz Abdulaziz Alhokair & Co.†	25,611	949,201
Jarir Marketing Co.†	30,429	1,290,035
Saudi Airlines Catering Co.†	59,582	2,247,958

		14,220,586

Total MIDDLE EAST		14,220,586

Total EQUITY CERTIFICATES (Cost $26,864,385)		32,620,138

PURCHASED CALL OPTIONS — 0.3%
Market Vectors Russia Index Fund, Exercise Price: $29.00, Expiration Date January, 2014**	10,000	450,000
iShares MSCI Taiwan ETF Index Fund, Exercise Price: $14.00, Expiration Date January, 2014**	2,500	120,000

Total PURCHASED CALL OPTIONS (Premiums paid $375,441)		570,000

PURCHASED PUT OPTIONS — 0.5%
iShares MSCI Emerging Markets Index Fund, Exercise Price: $40.50, Expiration Date January, 2014**	5,000	125,000
iShares MSCI Emerging Markets Index Fund, Exercise Price: $41.00, Expiration Date January, 2014**	8,000	288,000

	Number of Shares	Value (Note A)

iShares China Large-Cap Index Fund, Exercise Price: $38.00, Expiration Date January, 2014**	10,000	$530,000

Total PURCHASED PUT OPTIONS (Premiums paid $2,029,989)		943,000

TOTAL INVESTMENTS (COST $155,653,459)	95.6%	$182,914,860
Other Assets In Excess Of Liabilities	4.4%	8,369,873

Net Assets	100.0%	$191,284,733

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$156,787,571

Gross Appreciation	$31,783,989
Gross Depreciation	(5,656,700)

Net Appreciation	$26,127,289

**	Non-income producing security
†	Restricted security — Investments in securities not registered under the Securities Act of 1933, excluding 144A securities. At December 31, 2013, the value of these restricted securities amounted to $32,620,138 or 17.0% of net assets.

Additional information on each restricted security is as follows (see Note A in Notes to Financial Statements):

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Al Mouwasat Medical Services Co.	MLCO	03/11/13 to 05/28/13	$1,573,201
Al Tayyar Travel Group	MLCO	07/11/13 to 10/02/13	$1,373,809
Aurobindo Pharma, Ltd.	MLCO	10/03/13 to 10/22/13	$1,715,937
Bank Al-Jazira	MSCO	02/19/13 to 05/28/13	$1,454,953
Dallah Healthcare Holding Co.	HSBC	12/18/13 to 12/24/13	$1,843,376
Divi’s Laboratories, Ltd.	MLCO	11/12/13 to 11/25/13	$2,732,978
Eicher Motors, Ltd.	MLCO	04/29/13 to 08/27/13	$614,903
Emaar Economic City	MSCO	05/29/13 to 06/04/13	$1,458,128
Emami, Ltd.	MLCO	03/13/13 to 04/26/13	$823,149

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

Security	Counter- party	Acquisition Date(s)	Acquisition Cost
Fawaz Abdulaziz Alhokair & Co.	MLCO	10/09/12 to 10/16/12	$440,676
IndusInd Bank, Ltd.	MLCO	11/25/13 to 12/05/13	$1,861,040
Ipca Laboratories, Ltd.	MLCO	03/04/13 to 03/14/13	$721,207
Jain Irrigation Systems, Ltd.	MLCO	04/17/13 to 12/09/13	$1,627,440
Jarir Marketing Co.	HSBC	12/16/13	$1,322,408
Kaveri Seed Co., Ltd.	MLCO	10/05/12 to 11/14/13	$2,210,132
Saudi Airlines Catering Co.	MSCO	11/18/13 to 12/17/13	$2,211,861
SKS Microfinance, Ltd.	MLCO	11/05/13 to 12/23/13	$2,008,203
Zee Entertainment Enterprises, Ltd.	MLCO	07/10/13 to 07/18/13	$870,984

ADR — American Depository Receipt

GDR — Global Depository Receipt

HSBC — Hong Kong Shanghai Banking Corporation

MLCO — Merrill Lynch & Co., Inc.

MSCO — Morgan Stanley

NVDR — Non-Voting Depository Receipt

SP ADR — Sponsored American Depository Receipt

Regional Weightings(a)(b)

Asia/Far East Ex-Japan	53.5%
North America	10.6%
Western Europe	10.0%
Middle East	9.9%
Africa	5.1%
South America	3.3%
Eastern Europe	2.4%

Top Ten Holdings(a)

Hilong Holding, Ltd.	2.2%
Afren PLC	2.2%
Home Inns & Hotels Management, Inc. — ADR	1.9%
Africa Oil Corp.	1.7%
Aurobindo Pharma, Ltd.	1.6%
Hiwin Technologies Corp.	1.6%
Divi’s Laboratories, Ltd.	1.6%
Samchuly Bicycle Co., Ltd.	1.6%
SPT Energy Group, Inc.	1.5%
DNO International ASA	1.5%

(a)	All percentages are stated as a percent of net assets at December 31, 2013.

(b)	Excludes purchased options.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Airlines	0.4%
Auto Components	1.9%
Beverages	0.5%
Building Products	0.5%
Commercial Banks	9.9%
Commercial Services & Supplies	0.7%
Construction & Engineering	1.7%
Construction Materials	0.8%
Consumer Finance	1.7%
Diversified Consumer Services	1.9%
Electrical Equipment	1.5%
Energy Equipment & Services	7.9%
Food & Staples Retailing	1.0%
Food Products	3.4%
Health Care Equipment & Supplies	2.1%
Health Care Providers & Services	2.7%
Hotels, Restaurants & Leisure	6.1%
Household Products	0.3%
Industrial Conglomerates	0.7%
Insurance	0.5%
Internet & Catalog Retail	2.2%
IT Services	2.6%

Industry	Percent of Net Assets
Leisure Equipment & Products	1.6%
Life Sciences Tools & Services	1.6%
Machinery	5.7%
Marine	1.5%
Media	0.5%
Metals & Mining	2.0%
Oil, Gas & Consumable Fuels	8.7%
Other	0.8%
Paper & Forest Products	1.3%
Personal Products	0.4%
Pharmaceuticals	5.1%
Real Estate Management & Development	4.5%
Semiconductors & Semiconductor Equipment	2.2%
Software	1.0%
Specialty Retail	2.3%
Textiles, Apparel & Luxury Goods	2.2%
Transportation Infrastructure	0.8%
Water Utilities	0.9%
Wireless Telecommunication Services	1.5%
Other Assets in Excess of Liabilities	4.4%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus International Small Cap Growth Fund (“Fund”) returned 29.24% for the year ended December 31, 2013. This return was above the performance of the Morgan Stanley Capital International (“MSCI”) All Country World ex USA Small Cap Growth Index (“Benchmark”), which returned 18.82%.

International equities closed 2013 on a very strong note. Risk sentiment was aided by continuing positive data and a lack of destabilizing events during the year, with one of the largest positive surprises coming in the form of the European Central Bank’s (ECB) rate cut in November. Developed markets led global equities during 2013. For the year, German equities posted some of the strongest returns. The Japanese market also brought investors a stunning return in Japanese yen terms. Equity advances were broad-based across developed markets, with only commodity-driven countries failing to see substantial advances. All of the countries with negative returns were found within the emerging markets, with Indonesia and Brazil posting the worst returns for the year.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s holdings in the financials and materials sectors. In addition, stock selection in Japan and Canada contributed positively to the performance of the Fund compared to the Benchmark. The Fund was significantly underweight the materials sector throughout the year, which also proved beneficial.

AerCap Holdings NV (Ticker: AER) was the most significant contributor to the Fund’s performance during 2013. AerCap Holdings is an integrated global aviation company. It is engaged in the business of acquiring aviation assets at attractive prices, leasing the assets to suitable lessees, and managing the funding and other lease-related costs efficiently. It also provides aircraft management services. AerCap’s share price jumped dramatically in December on the announced acquisition of International Lease Finance Corporation from AIG. The acquisition should leave AerCap well positioned to take advantage of the growing demand for leasing aircraft.

Financials holding Hulic Co., Ltd. (Ticker: 3003 JP) made a significant contribution to the Fund’s return during 2013. Hulic is a Japan-based company mainly engaged in the leasing of condominiums, office buildings, shopping centers, hotels, distribution centers and land, the development of office buildings and other properties, and the investment of real estate securitized products, as well as the real estate investment advisory business. Hulic has been expanding its property portfolio and has a number of development projects in the pipeline. While continuing to make several acquisitions, the company has maintained a healthy balance sheet.

For 2013, the industrials and health care sectors detracted from the Fund’s performance versus the Benchmark. At the country level, security selection within France and Brazil detracted value.

The holding that was the most significant detractor from returns for the year was LightInTheBox Holding Co., Ltd. (Ticker: LITB). LightInTheBox is a global online retail company that offers lifestyle products, primarily within the categories of apparel, small accessories, and home and garden. The company’s initial public offering was in June 2013. In August 2013, LightInTheBox issued revenue guidance that was below market expectations. The company’s shares, which had rallied strongly on high expectations since its public offering, sold off on the news and remained below the share’s offering price for the remainder of 2013.

Brazil-based holding Mills Estruturas e Servicos de Engenharia SA (Ticker: MILS3 BZ) was the most significant detractor from the Fund within the industrials sector. Mills Estruturas provides scaffolding and concrete forms for Brazil’s oil, shipbuilding and construction industries. During the spring and summer, protests within Brazil fueled uncertainty about planned infrastructure projects within the country. The fear of reduced public infrastructure spending sparked a selloff in companies that depend heavily on government projects, such as Mills Estruturas.

As we enter 2014, a few of last year’s macro concerns are starting to fade. Encouraging signs include the Federal Reserve’s announcement that it will finally commence tapering bond purchases amid stronger and more sustainable U.S. growth, as well as broad euro zone growth — including in the U.K. — starting to gain some traction. At the same time, there remains uncertainty surrounding China’s ongoing commitment to economic rebalancing and Japan’s continuing implementation of monetary stimulus and tax reform. All of these taken together present challenges and opportunities as we begin the year. While mindful of the ongoing macro risks, we are encouraged by the opportunities we see in the global equity markets. That said, 2013 saw strong broad gains, particularly in developed markets, driven more by multiple expansion and less by earnings growth. We believe 2014 will see even more differentiation and be more of a stock picker’s market.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus International Small Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

David Mouser	Howard Schwab	Ryan Carpenter
Lead Portfolio Manager	Co-Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus International Small Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 1, 2002 (the date of the Predecessor Limited Partnership’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only				Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	Since Inception (09/17/07 - 12/31/13)	10 Years	Since Inception (08/1/02 - 12/31/13)
Driehaus International Small Cap Growth Fund (DRIOX)[1]	29.24%	8.54%	20.33%	5.57%	14.90%	18.58%
MSCI AC World ex USA Small Cap Growth Index[2]	18.82%	4.67%	18.77%	2.18%	9.50%	11.69%

[1]

The Driehaus International Small Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus International Opportunities Fund, L.P. (the “Predecessor Limited Partnership”), the Fund’s predecessor, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on August 1, 2002, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets on September 17, 2007. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns for the periods prior to January 1, 2010, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World ex USA Small Cap Growth Index (MSCI AC World ex USA Small Cap Growth Index) is a market capitalization-weighted index designed to measure equity performance in 44 global developed markets and emerging markets, excluding the U.S., and is composed of stocks which are categorized as small capitalization growth stocks. Data is in U.S. dollars. Source: Morgan Stanley Capital International, Inc.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 98.8%
EUROPE — 42.5%
United Kingdom — 19.5%
Afren PLC**	1,027,676	$2,879,426
Bellway PLC	112,889	2,934,949
Berkeley Group Holdings PLC	48,546	2,135,162
Blinkx PLC**	519,269	1,764,919
Booker Group PLC	1,109,854	2,986,541
Britvic PLC	360,572	4,134,863
Countrywide PLC	280,385	2,762,619
Elementis PLC	656,257	2,922,228
Essentra PLC	339,910	4,835,111
Genel Energy PLC**	155,797	2,773,428
Great Portland Estates PLC — REIT	277,599	2,753,557
Halma PLC	430,760	4,304,889
Hays PLC	1,364,301	2,932,474
IG Group Holdings PLC	140,514	1,433,341
Jupiter Fund Management PLC	447,269	2,851,536
Monitise PLC**	2,390,014	2,651,701
Ocado Group PLC**	364,688	2,666,858
Rightmove PLC	67,683	3,070,998

		52,794,600

Germany — 5.5%
Drillisch AG	85,920	2,482,212
Duerr AG	30,224	2,694,755
Freenet AG	125,281	3,753,777
Leoni AG	19,085	1,426,452
Norma Group SE	32,171	1,597,043
Wirecard AG	72,991	2,883,390

		14,837,629

Denmark — 3.6%
GN Store Nord AS	172,221	4,230,296
Matas AS**	87,158	2,410,899
SimCorp AS	75,515	2,973,114

		9,614,309

Italy — 3.3%
Brembo SpA	76,731	2,066,850
Maire Tecnimont SpA**	905,002	2,029,376
Moncler SpA**	123,152	2,676,849
Yoox SpA**	48,719	2,184,949

		8,958,024

France — 3.3%
Ingenico	39,992	3,206,402
Plastic Omnium SA	91,348	2,551,058
Teleperformance	52,202	3,181,026

		8,938,486

Netherlands — 2.0%
AerCap Holdings NV**	68,704	2,634,798
Arcadis NV	82,186	2,896,692

		5,531,490

	Number of Shares	Value (Note A)

Norway — 1.8%
Opera Software ASA	351,630	$4,808,947
Switzerland — 1.3%
Dufry AG**	20,142	3,535,942
Ireland — 1.2%
Henderson Group PLC	893,243	3,381,389
Malta — 1.0%
Unibet Group PLC	53,467	2,581,140

Total EUROPE		114,981,956

FAR EAST — 38.8%
Japan — 26.0%
Alpine Electronics, Inc.	249,250	3,486,328
Century Tokyo Leasing Corp.	83,650	2,756,296
Disco Corp.	30,011	1,989,144
DMG Mori Seiki Co., Ltd.	158,800	2,853,002
Ebara Corp.	430,000	2,760,232
Exedy Corp.	38,899	1,135,832
F@N Communications, Inc.	99,200	2,948,400
Izumi Co., Ltd.	87,200	2,732,504
Kanamoto Co., Ltd.	137,220	3,482,946
Kose Corp.	85,100	2,699,022
Mabuchi Motor Co., Ltd.	24,580	1,458,788
Minebea Co., Ltd.	384,000	2,804,064
Next Co., Ltd.	179,524	1,904,172
Nippon Shinyaku Co., Ltd.	105,000	2,042,968
Obara Group, Inc.	86,725	2,709,384
OSG Corp.	154,800	2,625,323
Seiko Holdings, Corp.	259,314	1,275,517
Seino Holdings Co., Ltd.	288,000	3,016,466
Shinmaywa Industries, Ltd.	340,000	2,947,678
Sumitomo Real Estate Sales Co., Ltd.	30,995	947,715
Sun Frontier Fudousan Co., Ltd.	226,393	3,600,876
Tadano, Ltd.	272,724	3,651,513
Tokai Tokyo Financial Holdings, Inc.	453,201	4,372,350
Tokyo Tatemono Co., Ltd.	391,621	4,343,494
Yaskawa Electric Corp.	138,000	2,179,223
Zenkoku Hosho Co., Ltd.	85,029	3,714,114

		70,437,351

China — 8.6%
Airtac International Group	351,000	2,850,068
Ajisen China Holdings, Ltd.	1,319,517	1,364,730
China Modern Dairy Holdings, Ltd.**	5,515,302	2,987,280
Hilong Holding, Ltd.	3,457,055	2,960,273
Home Inns & Hotels Management, Inc. — ADR**	67,766	2,957,308
Li Ning Co., Ltd.**	1,202,600	949,139
Nine Dragons Paper Holdings, Ltd.	2,179,465	1,897,191
Sino Biopharmaceutical, Ltd.	1,666,756	1,321,918

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Soufun Holdings, Ltd. — ADR	31,947	$2,632,752
Techtronic Industries Co.	510,500	1,448,358
Vipshop Holdings, Ltd. — ADR**	22,262	1,862,884

		23,231,901

Taiwan — 1.7%
Ginko International Co., Ltd.	104,000	1,964,601
Hiwin Technologies Corp.	312,000	2,632,845

		4,597,446

South Korea — 1.0%
Hotel Shilla Co., Ltd.	45,154	2,845,256
Singapore — 1.0%
Ezion Holdings, Ltd.	1,470,000	2,585,998
Philippines — 0.5%
Emperador, Inc.**	5,127,100	1,236,072

Total FAR EAST		104,934,024

NORTH AMERICA — 14.6%
Canada — 10.0%
Aecon Group, Inc.	142,935	2,165,050
Avigilon Corp.**	100,424	2,907,073
CCL Industries, Inc. — B	34,359	2,562,410
Cineplex, Inc.	65,442	2,714,403
Constellation Software, Inc.	14,530	3,077,529
DeeThree Exploration Ltd.**	287,824	2,593,058
Element Financial Corp.**	203,272	2,679,038
Linamar Corp.	87,298	3,631,630
Secure Energy Services, Inc.	181,389	3,017,316
Stantec, Inc.	26,187	1,623,606

		26,971,113

Mexico — 3.7%
Alsea SAB de CV	1,101,400	3,440,900
Compartamos SAB de CV	708,771	1,325,638

	Number of Shares	Value (Note A)

Fibra Uno Administracion SA de CV — REIT	819,742	$2,625,636
Genomma Lab Internacional SAB de CV — B**	962,577	2,699,772

		10,091,946

United States — 0.9%
Samsonite International SA	819,079	2,492,845

Total NORTH AMERICA		39,555,904

SOUTH AMERICA — 2.9%
Brazil — 2.9%
Estacio Participacoes SA	600,685	5,196,559
Smiles SA	188,800	2,600,026

		7,796,585

Total SOUTH AMERICA		7,796,585

Total EQUITY SECURITIES (Cost $227,429,922)		267,268,469

TOTAL INVESTMENTS (COST $227,429,922)	98.8%	$267,268,469
Other Assets In Excess Of Liabilities	1.2%	3,402,245

Net Assets	100.0%	$270,670,714

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$230,149,839

Gross Appreciation	$40,938,592
Gross Depreciation	(3,819,962)

Net Appreciation	$37,118,630

**	Non-income producing security

ADR — American Depository Receipt

REIT — Real Estate Investment Trust

Regional Weightings*

Western Europe	42.5%
Japan	26.0%
North America	14.6%
Asia/Far East Ex-Japan	12.8%
South America	2.9%

Top Ten Holdings*

Estacio Participacoes SA	1.9%
Essentra PLC	1.8%
Opera Software ASA	1.8%
Tokai Tokyo Financial Holdings, Inc.	1.6%
Tokyo Tatemono Co., Ltd.	1.6%
Halma PLC	1.6%
GN Store Nord AS	1.6%
Britvic PLC	1.5%
Freenet AG	1.4%
Zenkoku Hosho Co., Ltd.	1.4%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Auto Components	4.0%
Beverages	2.0%
Capital Markets	3.9%
Chemicals	2.9%
Construction & Engineering	2.6%
Consumer Finance	0.5%
Containers & Packaging	0.9%
Diversified Consumer Services	1.9%
Diversified Financial Services	3.9%
Electrical Equipment	0.5%
Electronic Equipment, Instruments & Components	4.7%
Energy Equipment & Services	3.2%
Food & Staples Retailing	1.1%
Food Products	1.1%
Health Care Equipment & Supplies	2.3%
Hotels, Restaurants & Leisure	4.9%
Household Durables	3.7%
Internet & Catalog Retail	2.5%
Internet Software & Services	4.5%
IT Services	1.1%

Industry	Percent of Net Assets
Machinery	11.1%
Media	3.8%
Multiline Retail	1.0%
Oil, Gas & Consumable Fuels	3.1%
Paper & Forest Products	0.7%
Personal Products	1.0%
Pharmaceuticals	2.2%
Professional Services	2.9%
Real Estate Investment Trusts	2.0%
Real Estate Management & Development	4.3%
Road & Rail	1.1%
Semiconductors & Semiconductor Equipment	0.7%
Software	3.2%
Specialty Retail	2.2%
Textiles, Apparel & Luxury Goods	2.7%
Trading Companies & Distributors	2.3%
Wireless Telecommunication Services	2.3%
Other Assets in Excess of Liabilities	1.2%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Global Growth Fund (“Fund”) returned 17.79% for the year ended December 31, 2013. This return was below the performance of the Fund’s benchmark index, the Morgan Stanley Capital International All Country World Growth Index (“Benchmark”), which returned 23.62% for the year.

Global equities closed 2013 at new highs. Risk sentiment was aided by continuing positive data and a lack of destabilizing events during the year, with one of the largest positive surprises coming in the form of the European Central Bank’s (ECB) rate cut in November. Developed markets led global equities during 2013. For the year, U.S. and German equities posted some of the strongest returns. The Japanese market also brought investors a stunning return in Japanese yen terms. Equity advances were broad-based across developed markets, with only commodity-driven countries failing to see substantial advances. All of the countries with negative returns were found within the emerging markets, with Indonesia and Brazil posting the worst returns for the year.

Certain areas detracted from Fund performance during the year. Two sectors in which stock selection negatively affected the performance of the Fund versus the Benchmark were the health care and information technology sectors. Additionally, certain holdings in the United States, Japan and Brazil detracted from Fund performance versus the Benchmark.

Information technology holding Apple Inc. (Ticker: AAPL) was the most significant detractor from returns for the year. Apple designs, manufactures and markets mobile communication and media devices, personal computers, and portable digital music players. The first half of 2013 proved difficult for the company. The market worried about Apple’s ability to continue to innovate and maintain its leadership position in many of the industries it created, such as smart phones and tablets.

Health care holding Brasil Pharma SA (Ticker: BPHA3 BZ) was a significant detractor to the Fund’s performance during 2013. Brasil Pharma is a Brazil-based company engaged in the pharmaceutical retail sector. The company operates proprietary drugstores, and provides supply chain and logistics services for franchised stores. The share price suffered from a series of operational challenges during the year, with gross margins impacted early on, inflated operating expenses in the middle of the year, and a deceleration in store openings late in the year. The stock failed to recover as each operational problem solved was followed by a new challenge. Moreover, when slower store openings brought future growth into question, the stock did not rebound to its historical valuation multiple relative to earnings power.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s positioning in the financials and materials sectors. In addition, stock selection in China, Australia and Hong Kong positively contributed to the performance of the Fund versus the Benchmark.

A notable contribution to the Fund’s return for the year came from holding Safran, SA (Ticker: SAF FP). Safran is a leading provider of engines and equipment to the aerospace market. During the last three years, Safran’s revenues increased at an average growth rate of 9% and its net operating margin has improved from 7% to 9%. Consensus earnings growth estimates have been revised higher.

New Oriental Education & Technology Group, Inc. (Ticker: EDU) was a significant contributor to returns relative to the Benchmark during 2013. New Oriental Education is a provider of private educational services in China, offering a range of educational programs teaching English, test preparation courses and K-12 after school tutoring. After several years of pursuing revenue growth at the expense of margins, in 2013 the market rewarded New Oriental Education’s renewed focus on margin expansion in addition to revenue growth.

As we enter 2014, many of last year’s macro concerns look likely to fade. Encouraging signs include the Federal Reserve’s announcement that it will finally commence tapering bond purchases amid stronger and more sustainable U.S. growth, as well as broad euro zone growth — including in the U.K. — starting to gain some traction. At the same time, there remains uncertainty surrounding China’s ongoing commitment to economic rebalancing and Japan’s continuing implementation of monetary stimulus and tax reform. All of these taken together present challenges and opportunities as we begin the year. While mindful of the ongoing macro risks, we are encouraged by the opportunities we see in the global equity markets. That said, 2013 saw strong broad gains, particularly in developed markets, driven more by multiple expansion and less by earnings growth. We believe 2014 will see more company differentiation and be more of a stock picker’s market.

As always, we remain committed to uncovering attractive global growth equity investment opportunities that we believe will adequately compensate our shareholders for the risk taken with their capital. Thank you for your continued confidence in our management capabilities.

Sincerely,

Daniel M. Rea	Sebastien Pigeon	Joshua Rubin
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Global Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since May 1, 2008 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	Since Inception (05/01/08 - 12/31/13)
Driehaus Global Growth Fund (DRGGX)[1]	17.79%	3.31%	14.87%	–0.07%
MSCI AC World Growth Index[2]	23.62%	10.43%	16.52%	4.45%

[1]	The returns for the periods prior to September 1, 2009, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Morgan Stanley Capital International All Country World Growth Index (MSCI AC World Growth Index) is a subset of the MSCI All Country World Index (MSCI ACWI) and includes only the MSCI ACWI stocks which are categorized as growth stocks. The MSCI ACWI is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging markets. Data is in U.S. dollars. Source: Morgan Stanley Capital International Inc.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 99.1%
NORTH AMERICA — 55.8%
United States — 50.2%
B/E Aerospace, Inc.**	4,445	$386,848
Biogen Idec, Inc.**	2,359	659,930
BioMarin Pharmaceutical, Inc.**	4,649	326,685
Bristol-Myers Squibb Co.	5,355	284,618
Celgene Corp.**	2,908	491,336
Celldex Therapeutics, Inc.**	7,008	169,664
Citigroup, Inc.	10,379	540,850
Concho Resources, Inc.**	9,526	1,028,808
Constellation Brands, Inc. — A**	7,375	519,052
Demandware, Inc.**	10,302	660,564
DexCom, Inc.**	8,762	310,262
Diamondback Energy Inc.**	14,477	765,254
Epizyme, Inc.**	6,125	127,400
Facebook, Inc. — A**	6,992	382,183
Gilead Sciences, Inc.**	16,331	1,227,275
GNC Holdings, Inc. — A	3,295	192,593
Google, Inc. — A**	668	748,634
Guidewire Software, Inc.**	12,890	632,512
Interactive Intelligence Group, Inc.**	4,997	336,598
Las Vegas Sands Corp.	8,556	674,812
LinkedIn Corp. — A**	1,722	373,381
Lowe’s Companies, Inc.	16,222	803,800
Marathon Petroleum Corp.	3,145	288,491
Mead Johnson Nutrition Co.	7,483	626,776
Medivation, Inc.**	5,027	320,823
Mondelez International, Inc. — A	18,303	646,096
Morgan Stanley	17,685	554,602
Pharmacyclics, Inc.**	2,594	274,393
priceline.com, Inc.**	455	528,892
Roper Industries, Inc.	3,017	418,398
Ross Stores, Inc.	7,868	589,549
Salesforce.com, Inc.**	11,126	614,044
ServiceNow, Inc.**	11,006	616,446
Starbucks Corp.	3,480	272,797
Twitter, Inc.**	1,312	83,509
Valero Energy Corp.	12,806	645,422
Visa, Inc. — A	3,407	758,671
Whirlpool Corp.	4,065	637,636
Yum! Brands, Inc.	5,401	408,370

		19,927,974

Canada — 4.2%
Canadian Pacific Railway, Ltd.	3,828	579,253
Dollarama, Inc.	6,920	574,642
Intact Financial Corp.	7,849	512,577

		1,666,472

Mexico — 1.4%
Fibra Uno Administracion SA de CV — REIT	174,322	558,354

Total NORTH AMERICA		22,152,800

	Number of Shares	Value (Note A)

EUROPE — 20.9%
United Kingdom — 8.3%
Aberdeen Asset Management PLC	51,238	$424,240
African Minerals, Ltd.**	58,574	192,295
Ashtead Group PLC	52,299	658,198
Booker Group PLC	36,530	98,300
Countrywide PLC	57,236	563,943
Genel Energy PLC**	25,000	445,039
Hays PLC	151,183	324,958
St. James’s Place PLC	47,527	572,956

		3,279,929

Netherlands — 3.5%
Airbus Group NV	3,822	293,446
LyondellBasell Industries NV — A	7,645	613,741
Sensata Technologies Holding NV**	12,315	477,452

		1,384,639

Norway — 1.8%
Seadrill, Ltd.	7,971	325,395
Telenor ASA	16,600	395,753

		721,148

France — 1.6%
Safran SA	9,097	632,122
Ireland — 1.5%
Eaton Corp. PLC	7,923	603,099
Denmark — 1.2%
GN Store Nord AS	19,769	485,590
Switzerland — 1.2%
Glencore Xstrata PLC	38,381	198,744
Roche Holding AG	1,001	279,636

		478,380

Italy — 1.0%
Moncler SpA**	18,930	411,465
Germany — 0.8%
Adidas AG	2,385	303,957

Total EUROPE		8,300,329

FAR EAST — 20.8%
China — 8.6%
AIA Group, Ltd.	115,393	578,877
Baidu, Inc. — SP ADR**	3,918	696,934
New Oriental Education & Technology Group, Inc. — SP ADR	24,802	781,263
Sohu.com, Inc.**	5,443	396,958
Tencent Holdings, Ltd.	5,525	352,406
Vipshop Holdings, Ltd. — ADR**	7,136	597,140

		3,403,578

Japan — 8.1%
Calbee, Inc.	15,572	377,803
Daikin Industries, Ltd.	3,156	196,295

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Denso Corp.	5,836	$307,566
Hulic Co., Ltd.	47,136	696,007
M3, Inc.	155	387,831
Sugi Holdings Co., Ltd.	8,688	352,684
Tokai Tokyo Financial Holdings, Inc.	39,671	382,734
Tokio Marine Holdings, Inc.	15,475	516,519

		3,217,439

Philippines — 2.0%
Puregold Price Club, Inc.	491,560	419,763
Robinsons Retail Holdings, Inc.**	285,261	354,789

		774,552

Cambodia — 1.0%
NagaCorp, Ltd.	389,429	410,306
Singapore — 1.0%
Global Logistic Properties, Ltd.	176,738	404,749
Thailand — 0.1%
Minor International PCL —NVDR	36,556	23,028

Total FAR EAST		8,233,652

SOUTH AMERICA — 1.6%
Peru — 1.1%
Credicorp, Ltd.	3,095	410,799

	Number of Shares	Value (Note A)

Brazil — 0.5%
Kroton Educacional SA	12,705	$211,422

Total SOUTH AMERICA		622,221

Total EQUITY SECURITIES (Cost $32,806,100)		39,309,002

TOTAL INVESTMENTS (COST $32,806,100)	99.1%	$39,309,002
Other Assets In Excess Of Liabilities	0.9%	376,922

Net Assets	100.0%	$39,685,924

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$32,949,979

Gross Appreciation	$6,789,244
Gross Depreciation	(430,221)

Net Appreciation	$6,359,023

**	Non-income producing security

ADR — American Depository Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

SP ADR — Sponsored American Depository Receipt

Regional Weightings*

North America	55.8%
Western Europe	20.9%
Asia/Far East Ex-Japan	12.7%
Japan	8.1%
South America	1.6%

Top Ten Holdings*

Gilead Sciences, Inc.	3.1%
Concho Resources, Inc.	2.6%
Lowe’s Cos Inc	2.0%
New Oriental Education & Technology Group, Inc. — SP ADR	2.0%
Diamondback Energy Inc	1.9%
Visa, Inc. — A	1.9%
Google, Inc. — A	1.9%
Baidu, Inc. — SP ADR	1.8%
Hulic Co., Ltd.	1.8%
Las Vegas Sands Corp.	1.7%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Schedule of Investments

December 31, 2013

Industry	Percent of Net Assets
Aerospace & Defense	3.3%
Auto Components	0.8%
Beverages	1.3%
Biotechnology	9.1%
Building Products	0.5%
Capital Markets	3.4%
Chemicals	1.6%
Commercial Banks	1.0%
Diversified Consumer Services	2.5%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	1.0%
Electrical Equipment	3.8%
Energy Equipment & Services	0.8%
Food & Staples Retailing	3.1%
Food Products	4.2%
Health Care Equipment & Supplies	2.0%
Health Care Technology	1.0%
Hotels, Restaurants & Leisure	4.5%

Industry	Percent of Net Assets
Household Durables	1.6%
Insurance	5.5%
Internet & Catalog Retail	2.8%
Internet Software & Services.	9.3%
IT Services	1.9%
Metals & Mining	1.0%
Multi-line Retail	1.5%
Oil, Gas & Consumable Fuels	8.0%
Pharmaceuticals	1.4%
Professional Services	0.8%
Real Estate Investment Trusts	1.4%
Real Estate Management & Development	4.2%
Road & Rail	1.4%
Software	5.5%
Specialty Retail	4.0%
Textiles, Apparel & Luxury Goods	1.8%
Trading Companies & Distributors	1.7%
Other Assets in Excess of Liabilities	0.9%

TOTAL	100.0%

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Mid Cap Growth Fund (“Fund”) returned 36.61% for the year ended December 31, 2013.1 This return was above the performance of the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Benchmark”), which returned 35.74% for the same period.

U.S. equities posted some of the strongest returns of any equity market in 2013, with the cyclical sectors providing leadership. The economy is finally showing signs of self-sustaining growth and investors and policymakers alike appear justifiably enthusiastic. While still quite tepid and below trend, the acceleration in growth is a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound has been most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remains insufficient to overpower other headwinds.

Over the course of 2013, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the consumer discretionary and information technology sectors.

Consumer discretionary holding Tesla Motors, Inc. (Ticker: TSLA) was the most significant contributor to Fund performance for the year. Tesla Motors is an electric car and components manufacturer addressing the large luxury car market. Tesla launched their Model S electric car in late 2012 and saw strong demand throughout 2013, which has meaningfully accelerated revenue and earnings growth for the company. The Model S received the Motor Trend 2013 car of the year award, as well as the highest safety rating possible from the National Highway Traffic Safety Administration (NHTSA). We see significant revenue and earnings growth for years to come driven by continued demand for the Model S, and the upcoming launches of the Model X (SUV) in 2014/2015 and Gen III (lower priced mass marketed electric vehicle) in 2017. The company has higher than peer margins driven by a differentiated distribution model and cost reductions of its batteries.

Additionally, within the information technology sector, Cornerstone OnDemand, Inc. (Ticker: CSOD) was a holding that contributed significantly to the Fund’s performance in 2013. Cornerstone OnDemand is a provider of talent management solutions delivered as Software-as-a-Service. Cornerstone OnDemand’s shares steadily advanced throughout the year as the company reported strong sales growth. Cornerstone continues to benefit from the consolidation of its competitors and solid execution in its core businesses.

During 2013, the two sectors that detracted the most value from Fund performance versus the Benchmark were energy and consumer staples.

Within the energy sector, one of the Fund’s most significant detractors from performance was Rosetta Resources, Inc. (Ticker: ROSE). Rosetta Resources is an independent exploration and production company engaged in the acquisition and development of U.S. onshore energy resources, with operations primarily located in South Texas. During the fourth quarter, the company announced operational issues. Specifically, the company said third party processing downtime and extended shut-ins for completion activities would decrease production volumes. This news, coupled with a 2014 budget that was above consensus expectations, pushed the company’s share price lower.

Within consumer staples, one of the most significant detractors from relative performance for the year was Beam, Inc. (Ticker: BEAM). Beam is a premium spirits company that makes and sells branded distilled spirits products in markets worldwide. While Beam contributed to the Fund’s performance on an absolute basis, the stock underperformed its industry peers and detracted from relative returns. Beam struggled mid-year as it reported second quarter results in line with consensus expectations and mixed third quarter results.

The outlook for the U.S. economy remains positive. Strong fundamentals should support increased consumer and corporate spending, bolstering U.S. corporate earnings growth. Consumer debt service ratios are the strongest they have been in decades. Consumers also stand to benefit from the wealth effect driven by equity gains, housing improvement and low inflation. Some added support for 2014 being a positive year is that historically strong return years, like 2013, are often followed by positive returns the following year. In addition, cyclical sectors like technology, industrials and energy historically do well during the 12 months preceding the first interest rate hike by the Federal Reserve. Market and economic trends can change, but at this point the trends appear constructive going into 2014.

From a thematic perspective, there are numerous sustainable trends we are excited about. The secular growth trends of the shale energy revolution, cloud computing, and next generation biotech continue to be powerful mega-themes generating many dynamic investment ideas throughout the Fund portfolio. In addition, the manufacturing and industrials sectors remain attractive, led by auto suppliers, building suppliers and non-residential construction companies. Overall, we continue to discover many exciting businesses that have strong, sustainable earnings growth, and we have high conviction in the dynamic and innovative companies we hold.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Mid Cap Growth Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

Dan Wasiolek	Brad Jackson
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Mid Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 1999, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only			Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	1 Year	3 Years	Since Inception (04/27/09 - 12/31/13)	5 Years	10 Years	From 01/01/99 - 12/31/13
Driehaus Mid Cap Growth Fund (DRMGX)[1]	36.61%	14.39%	20.76%	18.52%	10.57%	9.90%
Russell Midcap® Growth Index[2]	35.74%	15.63%	22.85%	23.38%	9.77%	7.11%

[1]

The Driehaus Mid Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Institutional Mid Cap, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1986, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Mid Cap Investors, L.P. on April 27, 2009. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Source: Russell Indices

Driehaus Mid Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 99.9%
CONSUMER DISCRETIONARY — 28.9%
Specialty Retail — 9.0%
Conn’s, Inc.**	10,981	$865,193
GNC Holdings, Inc. — A	9,361	547,150
Lumber Liquidators Holdings, Inc.**	8,422	866,540
Restoration Hardware Holdings, Inc.**	12,028	809,484

		3,088,367

Hotels, Restaurants & Leisure — 3.1%
Chipotle Mexican Grill, Inc.**	988	526,387
Dunkin’ Brands Group, Inc.	10,940	527,308

		1,053,695

Household Durables — 2.9%
Harman International Industries, Inc.	5,929	485,288
Whirlpool Corp.	3,295	516,854

		1,002,142

Automobiles — 2.6%
Tesla Motors, Inc.**	5,922	890,550
Auto Components — 2.6%
Gentex Corp.	16,423	541,795
Goodyear Tire & Rubber Co.	14,515	346,183

		887,978

Media — 2.5%
AMC Networks, Inc. — A**	7,736	526,899
Discovery Communications, Inc. — A**	3,856	348,660

		875,559

Distributors — 2.4%
LKQ Corp.**	25,185	828,587
Leisure Equipment & Products — 2.2%
Hasbro, Inc.	11,086	609,841
Polaris Industries, Inc.	978	142,436

		752,277

Textiles, Apparel & Luxury Goods — 1.1%
Fifth & Pacific Companies, Inc.**	11,536	369,959
Internet & Catalog Retail — 0.5%
TripAdvisor, Inc.**	2,113	175,020

Total CONSUMER DISCRETIONARY		9,924,134

INFORMATION TECHNOLOGY — 19.2%
Software — 9.4%
Guidewire Software, Inc.**	17,219	844,936
NetSuite, Inc.**	3,019	311,017
ServiceNow, Inc.**	5,332	298,645
Splunk, Inc.**	2,945	202,233
Tableau Software, Inc. — A**	11,409	786,422

	Number of Shares	Value (Note A)

Ultimate Software Group, Inc.**	1,658	$254,039
Workday, Inc. — A**	6,519	542,120

		3,239,412

Internet Software & Services — 7.8%
Cornerstone OnDemand, Inc.**	13,654	728,304
CoStar Group, Inc.**	3,610	666,334
Demandware, Inc.**	9,799	628,312
Qihoo 360 Technology Co., Ltd.**	2,697	221,289
Yelp, Inc.**	6,248	430,799

		2,675,038

Semiconductors & Semiconductor Equipment —1.0%
Cree, Inc.**	5,544	346,888
Computers & Peripherals — 1.0%
Stratasys, Ltd.**	2,439	328,533

Total INFORMATION TECHNOLOGY		6,589,871

INDUSTRIALS — 18.9%
Electrical Equipment — 5.3%
Generac Holdings, Inc.	11,737	664,783
Roper Industries, Inc.	4,026	558,326
SolarCity, Corp.**	10,203	579,734

		1,802,843

Professional Services — 3.8%
Manpowergroup, Inc.	4,952	425,179
Towers Watson & Co. — A	6,985	891,356

		1,316,535

Marine — 2.4%
Kirby Corp.**	8,387	832,410
Trading Companies & Distributors — 1.5%
WW Grainger, Inc.	1,953	498,835
Construction & Engineering — 1.4%
Quanta Services, Inc.**	15,626	493,157
Building Products — 1.3%
USG Corp.**	16,292	462,367
Machinery — 1.1%
WABCO Holdings, Inc.**	3,926	366,728
Aerospace & Defense — 1.1%
Hexcel Corp.**	8,187	365,877
Airlines — 1.0%
Alaska Air Group, Inc.	4,601	337,575

Total INDUSTRIALS		6,476,327

HEALTH CARE — 11.1%
Biotechnology — 5.0%
Alnylam Pharmaceuticals, Inc.**	3,739	240,530
BioMarin Pharmaceutical, Inc.**	8,515	598,349
Celldex Therapeutics, Inc.**	10,505	254,326
Incyte Corp., Ltd.**	3,910	197,963

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Pharmacyclics, Inc.**	3,870	$409,369

		1,700,537

Health Care Technology — 2.8%
Medidata Solutions, Inc.**	16,153	978,387
Health Care Equipment & Supplies — 2.3%
DexCom, Inc.**	22,641	801,718
Health Care Providers & Services — 1.0%
Catamaran Corp.**	7,281	345,702

Total HEALTH CARE		3,826,344

CONSUMER STAPLES — 8.0%
Beverages — 4.4%
Beam, Inc.	7,160	487,310
Constellation Brands, Inc. — A**	14,516	1,021,636

		1,508,946

Food Products — 2.1%
The Hain Celestial Group, Inc.**	7,726	701,366
Food & Staples Retailing — 1.5%
Sprouts Farmers Market, Inc.**	13,644	524,339

Total CONSUMER STAPLES		2,734,651

ENERGY — 7.4%
Oil, Gas & Consumable Fuels — 4.5%
Laredo Petroleum Holdings, Inc.**	18,839	521,652
Rosetta Resources, Inc.**	10,570	507,783
Whiting Petroleum Corp.**	8,434	521,812

		1,551,247

Energy Equipment & Services — 2.9%
CARBO Ceramics, Inc.	3,105	361,826
Oceaneering International, Inc.	4,436	349,912
Seadrill, Ltd.	6,650	273,182

		984,920

Total ENERGY		2,536,167

FINANCIALS — 4.7%
Real Estate Management & Development — 2.0%
Altisource Portfolio Solutions SA**	4,386	695,751
Diversified Financial Services — 1.8%
CBOE Holdings, Inc.	11,496	597,332
Capital Markets — 0.9%
Financial Engines, Inc.	4,461	309,950

Total FINANCIALS		1,603,033

	Number of Shares	Value (Note A)

MATERIALS — 1.7%
Construction Materials — 1.7%
Eagle Materials, Inc.	7,362	$570,040

Total MATERIALS		570,040

Total EQUITY SECURITIES (Cost $28,007,441)		34,260,567

TOTAL INVESTMENTS (COST $28,007,441)	99.9%	$34,260,567
Other Assets In Excess Of Liabilities	0.1%	18,469

Net Assets	100.0%	$34,279,036

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$28,061,565

Gross Appreciation	$6,471,069
Gross Depreciation	(272,067)

Net Appreciation	$6,199,002

**	Non-income producing security

Top Ten Holdings*

Constellation Brands, Inc. — A	3.0%
Medidata Solutions, Inc.	2.9%
Towers Watson & Co. — A	2.6%
Tesla Motors, Inc.	2.6%
Lumber Liquidators Holdings, Inc.	2.5%
Conn’s, Inc.	2.5%
Guidewire Software, Inc.	2.5%
Kirby Corp.	2.4%
LKQ Corp.	2.4%
Restoration Hardware Holdings, Inc.	2.4%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund — Portfolio Managers’ Letter

Dear Fellow Shareholders,

The Driehaus Micro Cap Growth Fund (“Fund”) returned 7.40% for the period from its November 18, 2013 inception through December 31, 2013.1 This return was above the performance of the Fund’s benchmark index, the Russell Microcap® Growth Index (the “Benchmark”), which returned 7.07% for the same period.

U.S. equities posted some of the strongest returns of any equity market in 2013, with the cyclical sectors providing leadership. The economy is finally showing signs of self-sustaining growth and investors and policymakers alike appear justifiably enthusiastic. While still quite tepid and below trend, the acceleration in growth is a welcome change from the slowdown of the past several years. Similar to the relative performances of equity markets, the economic rebound has been most clearly visible in the U.S., somewhat less convincing in other developed markets, and non-existent in the emerging markets as external demand remains insufficient to overpower other headwinds.

For the period from the Fund’s November 18, 2013 launch through December 31, 2013, key contributors to performance versus the Benchmark were the Fund’s selection of holdings in the information technology and industrials sectors.

Technology holding Responsys, Inc. (Ticker: MKTG) was the most significant contributor to Fund performance for the period. Responsys is a provider of on-demand marketing software and services. The company’s product offering allows clients to create, execute and automate marketing campaigns across interactive channels, including e-mail, mobile, social and the Web. Early in December, management increased its quarterly guidance due to encouraging online transaction volumes on early Christmas purchases, specifically in mobile sales. Later in the month, Oracle announced its intent to purchase Responsys for roughly $1.5 billion in cash, representing a 38% premium to the prior day’s closing price.

Additionally, Acceleron Pharma, Inc. (Ticker: XLRN) was a holding that contributed significantly to the Fund’s performance for the period. Acceleron Pharma is a clinical stage biopharmaceutical company focused on the discovery, development and commercialization of protein therapeutics for cancer and rare diseases. The company reported positive Phase II data, with research indicating a measurable clinical benefit from a recent trial.

During the period, the two sectors that detracted the most value from Fund performance versus the Benchmark were energy and consumer discretionary.

The holding that detracted most from the Fund’s return relative to the Benchmark during the period was BioTelemetry, Inc. (Ticker: BEAT). BioTelemetry provides cardiac monitoring services, cardiac monitoring device manufacturing, and centralized cardiac core laboratory services. During December, Medicare announced it will reduce its reimbursement for remote cardiac monitoring services, which will negatively affect BioTelemetry and all other providers of remote cardiac monitoring services in 2014.

Energy holding Triangle Petroleum Corp. (Ticker: TPLM) was a significant detractor for the period. Triangle Petroleum is an exploration and production company focused on the development of unconventional shale oil and natural gas resources. Early in December, the company announced quarterly earnings that showed strong revenue growth but below consensus estimates of earnings per share. Shares sold off on the news.

The outlook for the U.S. economy remains positive. Strong fundamentals should support increased consumer and corporate spending, bolstering U.S. corporate earnings growth. Consumer debt service ratios are the strongest they have been in decades. Consumers also stand to benefit from the wealth effect driven by equity gains, housing improvement and low inflation. Some added support for 2014 being a positive year is that historically strong return years, like 2013, are often followed by positive returns the following year. In addition, cyclical sectors like technology, industrials and energy historically do well during the 12 months preceding the first interest rate hike by the Federal Reserve. Market and economic trends can change, but at this point the trends appear constructive going into 2014.

From a thematic perspective, there are numerous sustainable trends we are excited about. The secular growth trends of the shale energy revolution, cloud computing, and next generation biotech continue to be powerful mega-themes generating many dynamic investment ideas throughout the Fund portfolio. In addition, the manufacturing and industrials sectors remain attractive, led by auto suppliers, building suppliers and non-residential construction companies. Overall, we continue to discover many exciting businesses that have strong, sustainable earnings growth, and we have high conviction in the dynamic and innovative companies we hold.

Thank you for your interest in the Driehaus Micro Cap Growth Fund. We appreciate your confidence in our management capabilities.

Sincerely,

Jeff James	Michael Buck
Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance overview page for index description.

Driehaus Micro Cap Growth Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since January 1, 2003, with all dividends and capital gains reinvested, with the indicated index (and dividends reinvested) for the same period.

	Fund Only	Including Predecessor Limited Partnership
Average Annual Total Returns as of 12/31/13	Since Inception (11/18/13 - 12/31/13)	1 Year	3 Years	5 Years	10 Years	From 01/01/03 - 12/31/13
Driehaus Micro Cap Growth Fund (DMCRX)[1]	7.40%	61.03%	15.81%	24.28%	12.72%	9.90%
Russell Microcap® Growth Index[2]	7.07%	52.84%	17.25%	23.78%	6.74%	11.33%

[1]

The Driehaus Micro Cap Growth Fund (the “Fund”) performance shown above includes the performance of the Driehaus Micro Cap Fund, L.P. (the “Predecessor Limited Partnership”), one of the Fund’s predecessors, for the periods before the Fund’s registration statement became effective. The Predecessor Limited Partnership, which was established on July 1, 1996, was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. The Fund succeeded to the Predecessor Limited Partnership’s assets together with the assets of the Driehaus Institutional Micro Cap Fund, L.P. on November 18, 2013. The Predecessor Limited Partnership was not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and thus was not subject to certain investment and operational restrictions that are imposed by the 1940 Act. If the Predecessor Limited Partnership had been registered under the 1940 Act, its performance may have been adversely affected. The Predecessor Limited Partnership’s performance has been restated to reflect estimated expenses of the Fund. The returns reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Russell Microcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the micro cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate microcap growth manager's opportunity set.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

EQUITY SECURITIES — 98.5%
HEALTH CARE — 25.8%
Biotechnology — 12.9%
ACADIA Pharmaceuticals, Inc.**	16,266	$406,486
Acceleron Pharma, Inc.**	22,107	875,436
Agios Pharmaceuticals, Inc.**	20,412	488,866
Alnylam Pharmaceuticals, Inc.**	6,192	398,330
Arrowhead Research Corp.**	37,966	411,932
Enzymotec, Ltd.**	18,878	509,895
Epizyme, Inc.**	18,847	392,018
Insmed, Inc.**	35,640	606,236
Insys Therapeutics, Inc.**	11,599	448,997
Karyopharm Therapeutics, Inc.**	16,420	376,346
Kindred Biosciences, Inc.**	27,742	309,046
KYTHERA Biopharmaceuticals, Inc.**	15,175	565,269
Ligand Pharmaceuticals, Inc.**	12,778	672,123
NewLink Genetics Corp.**	15,128	332,967
Receptos, Inc.**	13,726	397,917
Sangamo Biosciences, Inc.**	35,068	487,095
Stemline Therapeutics, Inc.**	20,858	408,817
TetraLogic Pharmaceuticals Corp.**	54,926	522,896
XOMA Corp.**	149,391	1,005,401

		9,616,073

Health Care Equipment & Supplies — 8.1%
AtriCure, Inc.**	15,265	285,150
Cerus Corp.**	135,067	871,182
GenMark Diagnostics, Inc.**	33,631	447,629
Novadaq Technologies, Inc.**	47,002	775,063
Oxford Immunotec Global PLC**	22,824	442,329
Spectranetics Corp.**	35,641	891,025
Staar Surgical Co.**	38,482	623,024
Unilife Corp.**	78,045	343,398
Zeltiq Aesthetics, Inc.**	71,644	1,354,788

		6,033,588

Pharmaceuticals — 2.3%
AcelRx Pharmaceuticals, Inc.**	95,340	1,078,295
AVANIR Pharmaceuticals, Inc.**	107,331	360,632
Repros Therapeutics, Inc.**	15,289	279,789

		1,718,716

Life Sciences Tools & Services — 1.4%
Cambrex Corp.**	17,444	311,027
Fluidigm Corp.**	19,326	740,572

		1,051,599

Health Care Technology — 0.7%
HealthStream, Inc.**	16,484	540,181

	Number of Shares	Value (Note A)

Health Care Providers & Services — 0.4%
BioTelemetry, Inc.**	42,456	$337,101

Total HEALTH CARE		19,297,258

INFORMATION TECHNOLOGY — 24.4%
Software — 9.3%
Callidus Software, Inc.**	118,054	1,620,881
Datawatch Corp.**	11,423	388,496
Gigamon, Inc.**	13,794	387,336
Interactive Intelligence Group, Inc.**	19,896	1,340,195
Proofpoint, Inc.**	42,136	1,397,651
PROS Holdings, Inc.**	36,843	1,470,036
Rally Software Development Corp.**	19,039	370,309

		6,974,904

Internet Software & Services — 8.0%
Autobytel, Inc.**	25,172	380,852
eGain Corp.**	50,513	517,253
Envestnet, Inc.**	13,656	550,337
Marketo, Inc.**	26,883	996,553
Move, Inc.**	39,756	635,698
SciQuest, Inc.**	18,331	522,067
SPS Commerce, Inc.**	8,550	558,315
Tucows, Inc.**	21,388	299,432
Wix.com, Ltd.**	16,707	448,583
Xoom Corp.**	37,351	1,022,297

		5,931,387

Semiconductors & Semiconductor Equipment — 3.3%
Applied Micro Circuits Corp.**	89,040	1,191,355
Montage Technology Group, Ltd.**	30,686	500,489
PDF Solutions, Inc.**	30,217	774,160

		2,466,004

Communications Equipment — 2.2%
CalAmp Corp.**	30,665	857,700
ShoreTel, Inc.**	86,854	806,005

		1,663,705

Electronic Equipment, Instruments & Components — 1.0%
Methode Electronics, Inc.	21,506	735,290
IT Services — 0.6%
Virtusa Corp.**	11,923	454,147

Total INFORMATION TECHNOLOGY		18,225,437

INDUSTRIALS — 17.2%
Machinery — 3.2%
Adept Technology, Inc.**	33,083	558,772
Federal Signal Corp.**	20,425	299,226
FreightCar America, Inc.	16,029	426,692
Manitex International, Inc.**	48,075	763,431
Wabash National Corp.**	24,879	307,256

		2,355,377

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Electrical Equipment — 2.3%
Powell Industries, Inc.	7,664	$513,411
Power Solutions International, Inc.**	9,597	720,735
PowerSecure International, Inc.**	26,100	448,137

		1,682,283

Building Products — 2.2%
Insteel Industries, Inc.	15,483	351,929
Norcraft Companies., Inc.**	24,925	489,029
Patrick Industries, Inc.**	27,946	808,478

		1,649,436

Aerospace & Defense — 2.0%
Astronics Corp.**	11,361	579,411
Erickson Air-Crane, Inc.**	23,037	478,939
Taser International, Inc.**	27,882	442,766

		1,501,116

Trading Companies & Distributors — 1.7%
H&E Equipment Services, Inc.**	27,377	811,181
Stock Building Supply Holdings, Inc.**	27,243	496,367

		1,307,548

Professional Services — 1.2%
Barrett Business Services, Inc.	10,055	932,501
Road & Rail — 1.0%
Marten Transport, Ltd.	36,681	740,589
Construction & Engineering — 1.0%
Argan, Inc.	13,517	372,529
Furmanite, Corp.**	32,801	348,347

		720,876

Marine — 1.0%
Safe Bulkers, Inc.	68,977	717,361
Air Freight & Logistics — 0.9%
Pacer International, Inc.**	81,634	674,297
Transportation Infrastructure — 0.7%
Aegean Marine Petroleum Network, Inc.	47,494	532,883

Total INDUSTRIALS		12,814,267

CONSUMER DISCRETIONARY — 15.2%
Specialty Retail — 5.3%
Cache, Inc.**	51,385	279,021
Christopher & Banks, Corp.**	111,930	955,882
Destination XLGroup, Inc.**	45,502	298,948
Kirkland’s, Inc.**	21,417	506,940
MarineMax, Inc.**	53,053	853,092
Stein Mart, Inc.	27,435	369,001
Zale Corp.**	42,351	667,875

		3,930,759

Auto Components — 2.3%
Gentherm, Inc.**	43,869	1,176,128

	Number of Shares	Value (Note A)

Quantum Fuel Systems Technologies Worldwide, Inc.**	71,883	$560,687

		1,736,815

Hotels, Restaurants & Leisure — 2.2%
Fiesta Restaurant Group, Inc.**	22,870	1,194,729
Multimedia Games Holding Co., Inc.**	14,335	449,546

		1,644,275

Household Durables — 1.4%
Dixie Group, Inc.**	79,276	1,046,443
Multiline Retail — 1.2%
Tuesday Morning Corp.**	56,364	899,569
Textiles, Apparel & Luxury Goods — 1.2%
Movado Group, Inc.	19,696	866,821
Media — 1.0%
Rentrak Corp.**	19,065	722,373
Automobiles — 0.6%
Winnebago Industries, Inc.**	17,737	486,881

Total CONSUMER DISCRETIONARY		11,333,936

ENERGY — 5.7%
Oil, Gas & Consumable Fuels — 4.4%
Ardmore Shipping Corp.	51,394	799,691
Callon Petroleum Co.**	95,446	623,262
Goodrich Petroleum Corp.**	30,507	519,229
Synergy Resources Corp.**	98,808	914,962
Triangle Petroleum Corp.**	51,042	424,669

		3,281,813

Energy Equipment & Services — 1.3%
Basic Energy Services, Inc.**	38,652	609,928
Era Group, Inc.**	10,683	329,677

		939,605

Total ENERGY		4,221,418

TELECOMMUNICATION SERVICES — 3.9%
Diversified Telecommunication Services — 3.1%
8X8, Inc.**	122,168	1,241,227
inContact, Inc.**	139,488	1,089,401

		2,330,628

Wireless Telecommunication Services — 0.8%
RingCentral, Inc.**	31,398	576,781

Total TELECOMMUNICATION SERVICES		2,907,409

CONSUMER STAPLES — 2.6%
Food & Staples Retailing — 1.1%
Natural Grocers by Vitamin Cottage, Inc.**	19,365	822,044
Food Products — 1.0%
Boulder Brands, Inc.**	45,039	714,319

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Schedule of Investments

December 31, 2013

	Number of Shares	Value (Note A)

Beverages — 0.5%
Craft Brew Alliance, Inc.**	23,914	$392,668

Total CONSUMER STAPLES		1,929,031

MATERIALS — 2.5%
Chemicals — 2.5%
Advanced Emissions Solutions, Inc.**	20,051	1,087,366
Flotek Industries, Inc.**	17,922	359,695
Quaker Chemical Corp.	5,622	433,288

		1,880,349

Total MATERIALS		1,880,349

FINANCIALS — 1.2%
Capital Markets — 1.2%
ICG Group, Inc.**	29,910	557,223
Marcus & Millichap, Inc.**	24,993	372,396

		929,619

Total FINANCIALS		929,619

Total EQUITY SECURITIES (Cost $55,303,945)		73,538,724

TOTAL INVESTMENTS (COST $55,303,945)	98.5%	$73,538,724
Other Assets In Excess Of Liabilities	1.5%	1,138,061

Net Assets	100.0%	$74,676,785

The federal income tax basis and unrealized appreciation (depreciation) for all investments is as follows:

Basis:	$55,708,874

Gross Appreciation	$19,106,399
Gross Depreciation	(1,276,549)

Net Appreciation	$17,829,850

**	Non-income producing security

Top Ten Holdings*

Callidus Software, Inc.	2.2%
PROS Holdings, Inc.	2.0%
Proofpoint, Inc.	1.9%
Zeltiq Aesthetics, Inc.	1.8%
Interactive Intelligence Group, Inc.	1.8%
8X8, Inc.	1.7%
Fiesta Restaurant Group, Inc.	1.6%
Applied Micro Circuits Corp.	1.6%
Gentherm, Inc.	1.6%
inContact, Inc.	1.5%

*	All percentages are stated as a percent of net assets at December 31, 2013.

Notes to Financial Statements are an integral part of this Schedule.

Statements of Assets and Liabilities

December 31, 2013

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
ASSETS:
Investments, at cost	$111,616,188	$1,391,425,469

Investments, at market value	$131,509,530	$1,567,204,391
Foreign currency**	1,035,769	24,659,240
Cash	3,340,007	54,236,406
Segregated cash	—	—
Receivables:
Dividends	345,699	998,074
Investment securities sold	1,600,294	11,541,247
Fund shares sold	13,783	9,793,594
Net unrealized appreciation on unsettled foreign currency transactions	—	—
Prepaid expenses	10,744	24,575

TOTAL ASSETS	137,855,826	1,668,457,527

LIABILITIES:
Payables:
Investment securities purchased	3,346,037	28,779,045
Fund shares redeemed	370,667	2,402,058
Net unrealized depreciation on unsettled foreign currency transactions	14,798	51,875
Due to custodian	—	—
Due to affiliate	151,968	2,029,878
Audit and tax fees	51,450	48,115
Accrued expenses	33,554	280,683

TOTAL LIABILITIES	3,968,474	33,591,654

NET ASSETS	$133,887,352	$1,634,865,873

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	4,106,111	50,263,735

NET ASSET VALUE	$32.61	$32.53

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2013:
Paid-in capital	$343,103,912	$1,475,045,072
Accumulated net investment income (loss)	368,561	(188,729)
Accumulated net realized gain (loss)	(229,499,512)	(15,772,523)
Unrealized net foreign exchange gain (loss)	21,049	3,131
Unrealized net appreciation (depreciation) on investments	19,893,342	175,778,922

NET ASSETS	$133,887,352	$1,634,865,873

*	Fund commenced operations on November 18, 2013.

**	The cost of foreign currency was $1,032,356, $24,641,815, $1,725,618, $1,737,483, $194,397, $0, and $0, respectively.

Notes to Financial Statements are an integral part of these Statements.

Statements of Assets and Liabilities

December 31, 2013

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap* Growth Fund

$155,653,459	$227,429,922	$32,806,100	$28,007,441	$55,303,945

$182,914,860	$267,268,469	$39,309,002	$34,260,567	$73,538,724
1,728,111	1,747,481	193,027	—	—
5,289,668	2,313,346	—	205,572	880,247
499,993	—	—	—	—

56,876	467,671	20,009	7,552	1,381
2,771,185	4,032,145	624,715	600,390	789,805
1,219,928	1,016,529	—	—	51,274

4,446	—	—	—	—
11,307	9,632	7,839	7,805	20,697

194,496,374	276,855,273	40,154,592	35,081,886	75,282,128

2,770,269	5,594,440	274,087	623,697	448,945
111,806	150,046	—	100,000	42,640

—	9,349	2,270	—	—
—	—	90,902	—	—
233,477	336,745	37,702	21,843	48,303
46,950	48,950	46,950	42,700	42,700
49,139	45,029	16,757	14,610	22,755

3,211,641	6,184,559	468,668	802,850	605,343

$191,284,733	$270,670,714	$39,685,924	$34,279,036	$74,676,785

15,317,881	24,967,791	5,216,966	2,337,358	6,950,293

$12.49	$10.84	$7.61	$14.67	$10.74

$171,947,827	$221,387,503	$32,628,019	$27,029,960	$53,319,615
(530,093)	(828,338)	(53,409)	—	—
(7,408,199)	10,264,426	610,267	995,950	3,122,391
13,797	8,576	(1,855)	—	—
27,261,401	39,838,547	6,502,902	6,253,126	18,234,779

$191,284,733	$270,670,714	$39,685,924	$34,279,036	$74,676,785

Notes to Financial Statements are an integral part of these Statements.

Statements of Operations

For the year ended December 31, 2013

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund
INVESTMENT INCOME (LOSS):
Income:
Dividends**	$2,876,347	$25,044,947

Total income	2,876,347	25,044,947

Expenses:
Investment advisory fee	2,231,145	19,091,401
Administration fee	184,894	702,017
Professional fees	39,986	217,641
Audit and tax fees	48,800	56,735
Federal and state registration fees	19,430	116,779
Custodian fees	44,391	389,408
Transfer agent fees	61,760	317,390
Trustees’ fees	33,418	74,504
Chief compliance officer fees	5,598	5,052
Reports to shareholders	18,009	100,565
Interest expense	14,197	—
Miscellaneous	31,317	52,289

Total expenses	2,732,945	21,123,781

Investment advisory fees recaptured (waived)	—	—
Administration fees waived	—	—
Transfer agent fees waived	—	—
Fees paid indirectly	(39,485)	(277,328)

Net expenses	2,693,460	20,846,453

Net investment income (loss)	182,887	4,198,494

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from security transactions	33,140,638	78,192,294
Net realized foreign exchange gain (loss)	(229,221)	(4,856,157)
Net realized gain (loss) on written options	—	—
Net change in unrealized foreign exchange gain (loss)	(81,950)	(206,312)
Net change in unrealized appreciation (depreciation) on investments	(7,789,541)	29,850,559

Net realized and unrealized gain (loss) on investments, written options and foreign currency transactions	25,039,926	102,980,384

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,222,813	$107,178,878

*	Fund commenced operations on November 18, 2013.

**	Dividends are net of $280,979, $2,639,487, $178,022, $251,409, $24,153, $0 and $0 nonreclaimable foreign taxes withheld, respectively.

Notes to Financial Statements are an integral part of these Statements.

Statements of Operations

For the year ended December 31, 2013

Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap* Growth Fund

$2,760,273	$4,040,178	$439,643	$121,752	$12,026

2,760,273	4,040,178	439,643	121,752	12,026

2,203,464	3,794,929	420,570	289,322	102,489
173,740	244,223	83,446	60,034	12,469
45,790	53,846	19,576	17,473	3,264
51,428	47,800	47,300	41,100	42,700
40,163	19,444	17,280	19,420	9,351
89,523	66,638	16,450	7,330	2,000
40,040	50,199	37,471	37,826	6,000
31,318	36,354	27,551	27,193	3,904
5,765	5,052	5,537	5,731	313
18,172	17,109	10,521	9,693	3,664
—	—	—	—	—
20,987	32,370	19,832	19,572	756

2,720,390	4,367,964	705,534	534,694	186,910

108,124	—	—	(27,897)	(39,026)
—	—	—	—	(2,500)
(6,000)	—	—	—	(6,000)
(32,223)	(56,916)	(3,750)	(41)	—

2,790,291	4,311,048	701,784	506,756	139,384

(30,018)	(270,870)	(262,141)	(385,004)	(127,358)

(2,562,914)	56,856,593	4,954,368	6,878,923	3,463,074
(441,557)	(153,716)	(23,292)	—	—
1,024,491	—	—	—	—
13,741	9,806	(11,107)	—	—

13,614,700	8,727,943	1,421,757	2,428,262	18,234,779

11,648,461	65,440,626	6,341,726	9,307,185	21,697,853

$11,618,443	$65,169,756	$6,079,585	$8,922,181	$21,570,495

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

	Driehaus International Discovery Fund		Driehaus Emerging Markets Growth Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$182,887	$244,710	$4,198,494	$4,157,563
Net realized gain (loss) on investments, written options and foreign currency transactions	32,911,417	8,527,491	73,336,137	19,369,938
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	(7,871,491)	20,521,222	29,644,247	125,738,544

Net increase (decrease) in net assets resulting from operations	25,222,813	29,293,423	107,178,878	149,266,045

Distributions to shareholders:
Net investment income	—	—	—	(3,661,528)
Capital gains	—	—	(38,958,248)	—

Total distributions to shareholders	—	—	(38,958,248)	(3,661,528)

Capital share transactions:
Proceeds from shares sold	11,537,101	24,049,036	798,853,985	312,726,256
Reinvestment of distributions	—	—	36,327,537	3,382,086
Cost of shares redeemed	(109,272,884)	(58,882,173)	(257,928,242)	(213,801,609)
Redemption fees	7,011	6,317	133,953	55,671

Net increase (decrease) in net assets derived from capital share transactions	(97,728,772)	(34,826,820)	577,387,233	102,362,404

Total increase (decrease) in net assets	(72,505,959)	(5,533,397)	645,607,863	247,966,921

NET ASSETS:

Beginning of period	$206,393,311	$211,926,708	$989,258,010	$741,291,089

End of period	$133,887,352	$206,393,311	$1,634,865,873	$989,258,010

Accumulated net investment income (loss)	$368,561	$(124,055)	$(188,729)	$(1,325,050)

Capital share transactions are as follows:
Shares issued	393,225	911,174	24,927,434	11,029,785
Shares reinvested	—	—	1,125,389	111,842
Shares redeemed	(3,697,504)	(2,232,234)	(8,112,206)	(7,645,029)

Net increase (decrease) from capital share transactions	(3,304,279)	(1,321,060)	17,940,617	3,496,598

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

Driehaus Emerging Markets Small Cap Growth Fund		Driehaus International Small Cap Growth Fund		Driehaus Global Growth Fund
For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2013	For the year ended December 31, 2012

$(30,018)	$(10,729)	$(270,870)	$713,843	$(262,141)	$(221,099)

(1,979,980)	(816,569)	56,702,877	845,340	4,931,076	2,055,406

13,628,441	14,288,099	8,737,749	23,642,149	1,410,650	3,299,298

11,618,443	13,460,801	65,169,756	25,201,332	6,079,585	5,133,605

(309,776)	(1,246,733)	(2,881,066)	(1,069,444)	—	—
—	—	(27,524,912)	—	(4,062,770)	(1,436,164)

(309,776)	(1,246,733)	(30,405,978)	(1,069,444)	(4,062,770)	(1,436,164)

131,452,307	53,977,441	16,017,728	35,435,959	710,860	7,015,096
255,145	1,219,637	25,648,585	935,098	4,062,771	1,436,164
(32,737,622)	(19,133,876)	(40,720,045)	(58,279,425)	(2,454,266)	(12,378,753)
8,846	350	2,085	5,968	66	61

98,978,676	36,063,552	948,353	(21,902,400)	2,319,431	(3,927,432)

110,287,343	48,277,620	35,712,131	2,229,488	4,336,246	(229,991)

$80,997,390	$32,719,770	$234,958,583	$232,729,095	$35,349,678	$35,579,669

$191,284,733	$80,997,390	$270,670,714	$234,958,583	$39,685,924	$35,349,678

$(530,093)	$(611,537)	$(828,338)	$847,767	$(53,409)	$—

10,815,539	5,222,635	1,486,659	3,956,697	93,997	969,774
20,760	112,513	2,447,384	98,847	550,511	198,365
(2,780,050)	(1,788,732)	(3,826,073)	(6,557,312)	(326,797)	(1,680,121)

8,056,249	3,546,416	107,970	(2,501,768)	317,711	(511,982)

Notes to Financial Statements are an integral part of these Statements.

Statements of Changes in Net Assets

	Driehaus Mid Cap Growth Fund		Driehaus Micro Cap Growth Fund
	For the year ended December 31, 2013	For the year ended December 31, 2012	For the period November 18, 2013 through December 31, 2013*
INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$(385,004)	$(185,450)	$(127,358)
Net realized gain (loss) on investments, written options and foreign currency transactions	6,878,923	1,946,830	3,463,074
Net change in unrealized gain (loss) on investments, written options and foreign currency transactions	2,428,262	837,646	18,234,779

Net increase (decrease) in net assets resulting from operations	8,922,181	2,599,026	21,570,495

Distributions to shareholders:
Net investment income	—	—	—
Capital gains	(5,564,780)	(2,022,728)	—

Total distributions to shareholders	(5,564,780)	(2,022,728)	—

Capital share transactions:
Proceeds from shares sold	2,615,263	728,944	53,149,020
Reinvestment of distributions	5,410,540	1,961,290	—
Cost of shares redeemed	(1,285,889)	(980,231)	(42,730)
Redemption fees	814	—	—

Net increase (decrease) in net assets derived from capital share transactions	6,740,728	1,710,003	53,106,290

Total increase (decrease) in net assets	10,098,129	2,286,301	74,676,785

NET ASSETS:

Beginning of period	$24,180,907	$21,894,606	$—

End of period	$34,279,036	$24,180,907	$74,676,785

Accumulated net investment income (loss)	$—	$—	$—

Capital share transactions are as follows:
Shares issued	166,620	52,589	6,954,301
Shares reinvested	379,687	151,568	—
Shares redeemed	(87,563)	(73,229)	(4,008)

Net increase (decrease) from capital share transactions	458,744	130,928	6,950,293

*	Fund commenced operations on November 18, 2013.

Notes to Financial Statements are an integral part of these Statements.

Driehaus International Discovery Fund

Financial Highlights

	For the year ended December 31, 2013		For the year ended December 31, 2012		For the year ended December 31, 2011		For the year ended December 31, 2010	For the year ended December 31, 2009
Net asset value, beginning of period	$27.85		$24.27		$30.27		$27.19	$18.28

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.03		0.03^		0.13	^	(0.22)	0.00 ~
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.73		3.55		(6.13)		3.86	9.02

Total income (loss) from investment operations	4.76		3.58		(6.00)		3.64	9.02

LESS DISTRIBUTIONS:
Dividends from net investment income	—		—		—		(0.56)	(0.11)
Distributions from capital gains	—		—		—		—	—

Total distributions	—		—		—		(0.56)	(0.11)

Redemption fees added to paid-in capital	0.00	~	0.00	~	0.00	~	0.00 ~	0.00 ~

Net asset value, end of period	$32.61		$27.85		$24.27		$30.27	$27.19

Total Return	17.09%		14.75%		(19.85)%		13.47%	49.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$133,887		$206,393		$211,927		$338,840	$364,411
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.65	%¥	1.76	%¥	1.72	%¥	1.71%	1.75%
Ratio of net expenses to average net assets	1.62	%#¥	1.75	%#¥	1.71	%#¥	1.70%#	1.74%#
Ratio of net investment income (loss) to average net assets	0.11	%#	0.11	%#	0.44	%#	(0.77)%#	0.07%#
Portfolio turnover	156%		112%		119%		93%	145%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2013, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the year ended December 31, 2009
Net asset value, beginning of period	$30.61	$25.72	$32.20	$29.24	$17.19

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	0.10	0.13	0.16	(0.04)^	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.62	4.88	(4.97)	6.84	12.09

Total income (loss) from investment operations	2.72	5.01	(4.81)	6.80	12.04

LESS DISTRIBUTIONS:
Dividends from net investment income	—	(0.12)	—	(0.69)	—
Distributions from capital gains	(0.80)	—	(1.67)	(3.15)	—

Total distributions	(0.80)	(0.12)	(1.67)	(3.84)	—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.01

Net asset value, end of period	$32.53	$30.61	$25.72	$32.20	$29.24

Total Return	8.92%	19.51%	(15.02)%	23.56%	70.10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$1,634,866	$989,258	$741,291	$834,311	$575,842
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.66%	1.68%	1.68%	1.69%	1.78%
Ratio of net expenses to average net assets	1.64%#	1.66%#	1.64%#	1.63%#	1.75%#
Ratio of net investment income (loss) to average net assets	0.33%#	0.48%#	0.49%#	(0.15)%#	(0.30)%#
Portfolio turnover	264%	278%	342%	293%	275%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Emerging Markets Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2013		For the year ended December 31, 2012		For the period August 22, 2011 through December 31, 2011
Net asset value, beginning of period	$11.15		$8.81		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.00	)^~	0.00	^~	(0.03)
Net realized and unrealized gain (loss) on investments	1.36		2.52		(1.16)

Total income (loss) from investment operations	1.36		2.52		(1.19)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)		(0.18)		—
Distributions from capital gains	—		—		—

Total distributions	(0.02)		(0.18)		—

Redemption fees added to paid-in capital	0.00	~	0.00	~	—

Net asset value, end of period	$12.49		$11.15		$8.81

Total Return	12.11%		28.83%		(11.90	)%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$191,285		$80,997		$32,720
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.85%		2.15%		2.74	%*
Ratio of net expenses to average net assets	1.90	%+#	1.99	%+#	1.97	%*+#
Ratio of net investment loss to average net assets	(0.02	)%+#	(0.02	)%+#	(0.91	)%*+#
Portfolio turnover	223%		183%		74	%**

*	Annualized

**	Not Annualized

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, August 22, 2011. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until August 21, 2014.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus International Small Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010		For the year ended December 31, 2009
Net asset value, beginning of period	$9.45	$8.51	$9.66	$7.64		$4.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.01)^	0.03	0.07	(0.06)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.74	0.95	(1.17)	2.14		2.73

Total income (loss) from investment operations	2.73	0.98	(1.10)	2.08		2.71

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.13)	(0.04)	(0.05)	(0.06)		—
Distributions from capital gains	(1.21)	—	—	—		—

Total distributions	(1.34)	(0.04)	(0.05)	(0.06)		—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00	~	0.00	~

Net asset value, end of period	$10.84	$9.45	$8.51	$9.66		$7.64

Total Return	29.24%	11.67%	(11.39)%	27.13%		55.17%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$270,671	$234,959	$232,729	$258,446		$201,020
Ratio of expenses before reimbursements, waivers and fees paid indirectly to average net assets	1.73%	1.76%	1.73%	1.75%		1.87%
Ratio of net expenses to average net assets	1.70%#	1.74%#	1.69%#	1.72	%+#	1.85	%+#
Ratio of net investment income (loss) to average net assets	(0.11)%#	0.31%#	0.66%#	(0.76	)%+#	(0.54	)%+#
Portfolio turnover	320%	280%	311%	298%		265%

^	Net investment income (loss) per share has been calculated using the average shares method.

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, September 17, 2007. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund oprating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until September 16, 2010.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Global Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011		For the year ended December 31, 2010		For the year ended December 31, 2009
Net asset value, beginning of period	$7.22	$6.58	$9.01		$7.59		$4.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.05)	(0.05)	(0.10)		(0.11)		(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.31	1.00	(1.53)		1.55		2.66

Total income (loss) from investment operations	1.26	0.95	(1.63)		1.44		2.61

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—		(0.02)		—
Distributions from capital gains	(0.87)	(0.31)	(0.80)		—		—

Total distributions	(0.87)	(0.31)	(0.80)		(0.02)		—

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00	~	—		0.00	~

Net asset value, end of period	$7.61	$7.22	$6.58		$9.01		$7.59

Total Return	17.79%	14.36%	(18.15)%		19.00%		52.41%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$39,686	$35,350	$35,580		$52,719		$40,301
Ratio of expenses before reimbursements and/or recapture, waivers and fees paid indirectly to average net assets	1.93%	2.02%¥	1.88	%¥	1.81%		2.34%
Ratio of net expenses to average net assets	1.92%#	2.01%#¥	1.97	%+#¥	2.00	%+#	2.00	%+#
Ratio of net investment income (loss) to average net assets	(0.72)%#	(0.62)%#	(1.08	)%+#	(1.37	)%+#	(1.09	)%+#
Portfolio turnover	163%	103%	142%		145%		119%

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements and/or recapture, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, May 1, 2008. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 2.00% of average daily net assets until April 30, 2011.

#	Such ratios are net of fees paid indirectly (see Note B in the Notes to Financial Statements).

¥	Ratio of expenses to average net assets includes interest expense of less than 0.005% for the years ended December 31, 2012 and 2011. The interest expense is from utilizing the line of credit (see Note F in the Notes to Financial Statements).

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mid Cap Growth Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period April 27, 2009 through December 31, 2009
Net asset value, beginning of period	$12.87	$12.53	$13.69	$11.63	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.16)	(0.10)	(0.16)	(0.14)	(0.08)
Net realized and unrealized gain (loss) on investments	4.79	1.61	(0.14)	3.25	2.85

Total income (loss) from investment operations	4.63	1.51	(0.30)	3.11	2.77

LESS DISTRIBUTIONS:
Dividends from net investment income	—	—	—	—	—
Distributions from capital gains	(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Total distributions	(2.83)	(1.17)	(0.86)	(1.05)	(1.14)

Redemption fees added to paid-in capital	0.00 ~	0.00 ~	0.00 ~	0.00 ~	0.00	~

Net asset value, end of period	$14.67	$12.87	$12.53	$13.69	$11.63

Total Return	36.61%	11.97%	(2.15)%	26.59%	27.66	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$34,279	$24,181	$21,895	$21,573	$14,821
Ratio of expenses before reimbursements and waivers to average net assets	1.85%	1.97%	1.95%	2.47%	2.82	%*
Ratio of net expenses to average net assets	1.75%+	1.75%+	1.75%+	1.75%+	1.75	%*+
Ratio of net investment income (loss) to average net assets	(1.33)%+	(0.78)%+	(1.13)%+	(1.39)%+	(1.15	)%*+
Portfolio turnover	199%	123%	193%	182%	208	%**

*	Annualized

**	Not Annualized

~	Amount represents less than $0.01 per share

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, April 27, 2009. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.75% of average daily net assets until April 30, 2015.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Micro Cap Growth Fund

Financial Highlights

	For the period November 18, 2013 through December 31, 2013
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)
Net realized and unrealized gain (loss) on investments	0.76

Total income (loss) from investment operations	0.74

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

Net asset value, end of period	$10.74

Total Return	7.40	%**
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000’s)	$74,677
Ratio of expenses before reimbursements and waivers to average net assets	2.28	%*
Ratio of net expenses to average net assets	1.70	%*+
Ratio of net investment income (loss) to average net assets	(1.55	)%*+
Portfolio turnover	21	%**

*	Annualized

**	Not Annualized

+	Such ratios are after administrative and transfer agent waivers and adviser expense reimbursements, when applicable. BNY Mellon Investment Servicing (US) Inc., the administrative agent and transfer agent, waived a portion of its fees beginning with the Fund’s commencement of operations, November 18, 2013. The Adviser contractually agreed to waive its investment advisory fee or absorb other operating expenses to the extent necessary to ensure that total annual Fund operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) would not exceed the Fund’s operating expense cap of 1.70% of average daily net assets until November 18, 2016.

Notes to Financial Statements are an integral part of this Schedule.

Driehaus Mutual Funds

Notes to Financial Statements

A.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is a registered investment management company, organized as a Delaware statutory trust, with ten separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The seven series (“Funds” or each a “Fund”) included in this report are as follows:

Fund	Commencement of Operations
Driehaus International Discovery Fund	12/31/98
Driehaus Emerging Markets Growth Fund	12/31/97
Driehaus Emerging Markets Small Cap Growth Fund	08/22/11
Driehaus International Small Cap Growth Fund*	09/17/07
Driehaus Global Growth Fund	05/01/08
Driehaus Mid Cap Growth Fund	04/27/09
Driehaus Micro Cap Growth	11/18/13

*	On December 29, 2010, the Driehaus International Small Cap Growth Fund was closed to new investors.

The investment objective of each Fund is to maximize capital appreciation.

Driehaus International Discovery Fund seeks to achieve its objective by generally investing in equity securities of non-U.S. companies exhibiting strong growth characteristics.

Driehaus Emerging Markets Growth Fund seeks to achieve its objective by investing primarily in equity securities of emerging markets companies.

Driehaus Emerging Markets Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of small capitalization emerging markets companies.

Driehaus International Small Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of smaller capitalization non-U.S. companies exhibiting strong growth characteristics.

Driehaus Global Growth Fund seeks to achieve its objective by investing primarily in equity securities of both U.S. and non-U.S. companies exhibiting strong growth characteristics.

Driehaus Mid Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of mid capitalization U.S. companies exhibiting strong growth characteristics.

Driehaus Micro Cap Growth Fund seeks to achieve its objective by investing primarily in equity securities of micro capitalization U.S. companies exhibiting strong growth characteristics.

Fiscal Year-End

The fiscal year-end for the Funds is December 31.

Securities Valuation and Transactions

Equity securities and exchange-traded options are valued at the last sale price as of the close of the primary exchange or other designated time. In addition, if quotations are not readily available, if the values have been materially affected by events occurring after the closing of a foreign market, or if there has been a movement in the United States market that exceeds a certain threshold, assets may be valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees. Events that may materially affect asset values that could cause a fair value determination include, but are not limited to: corporate announcements relating to a specific security; natural and other disasters which may impact an entire market or region; and political and other events which may be global or impact a particular country or region. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. To the extent utilized, securities would be considered level 2 in the hierarchy described below. Substantially all transfers between level 1 and level 2 relate to the use of these procedures.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The summary of the Funds’ investments that are measured at fair value by level within the fair value hierarchy as of December 31, 2013 is as follows:

Fund	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Driehaus International Discovery Fund
Investments in Securities*	$131,509,530	$131,509,530	$—	$—

Driehaus Emerging Markets Growth Fund
Equity Securities:
Africa	$88,496,116	$88,496,116	$—	$—
Central America	23,390,470	23,390,470	—	—
Europe	215,453,016	215,453,016	—	—
Far East	797,127,564	795,466,051	1,661,513	—
Middle East	33,406,373	33,406,373	—
North America	217,511,887	217,511,887	—	—
South America	172,375,446	172,375,446	—	—
Equity Certificates*	19,195,285	—	19,195,285	—
Rights	248,234	—	248,234	—

Total Investments	$1,567,204,391	$1,546,099,359	$21,105,032	$—

Driehaus Emerging Markets Small Cap Growth Fund
Assets:
Equity Securities:
Africa	$9,729,785	$9,729,785	$—	$—
Europe	23,709,430	23,709,430	—	—
Far East	83,972,293	83,201,076	771,217	—
Middle East	4,722,207	4,722,207	—
North America	20,277,972	20,277,972	—	—
South America	6,370,035	6,370,035	—	—
Equity Certificates*	32,620,138	—	32,620,138	—

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund	Total Value at December 31, 2013	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Purchased Call Options by Risk Category:
Equity Contracts	$570,000	$570,000	$—	$—
Purchased Put Options by Risk Category:
Equity Contracts	943,000	943,000	—	—

Total Investments	$182,914,860	$149,523,505	$33,391,355	$—

Driehaus International Small Cap Growth Fund
Investments in Securities*
Total Investments	$267,268,469	$267,268,469	$—	$—

Driehaus Global Growth Fund
Investments in Securities*	$39,309,002	$39,309,002	$—	$—

Driehaus Mid Cap Growth Fund
Investments in Securities*	$34,260,567	$34,260,567	$—	$—

Driehaus Micro Cap Growth Fund
Investments in Securities*	$73,538,724	$73,538,724	$—	$—

*	See Schedule of Investments for industry and/or country breakout.

Transfers between levels, if any, are recognized as of the last day in the fiscal quarter of the period in which the event or change in circumstances that caused the reclassification occurred. The Funds used observable inputs in their valuation methodologies whenever they were available and deemed reliable.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its net asset value may differ from closing prices for the same securities, which means that a Fund may value those securities higher or lower than another fund that does not employ fair value. In addition, the fair value price may differ materially from the value a Fund may ultimately realize.

For the period ended December 31, 2013, securities with end of period values of $25,534,524, $286,526,143, $26,455,787, $37,339,389 and $1,606,752 held by Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, and Driehaus Global Growth Fund, respectively, were transferred from level 2 to level 1.

Securities transactions are accounted for on trade date. The cost of investments sold is determined by the use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis. Dividend income, net of non-reclaimable foreign taxes withheld, is recorded on the ex-dividend date or as soon as the information is available. Income and expenses are accrued daily.

Options Contracts

The Funds are subject to equity and other risk exposures in the normal course of pursuing their investment objective. The Funds may use options contracts to hedge their portfolio or a portion thereof or speculatively for the purpose of profiting from a decline in the market value of a security.

The Funds may write covered call and put options on futures, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market.

For the year ended December 31, 2013, the average value of purchased and written options for Driehaus Emerging Markets Small Cap Growth Fund is $1,949,988 and $110,963, respectively.

The premiums received and the number of option contracts written during the period ended December 31, 2013, were as follows:

Driehaus Emerging Markets Small Cap Growth Fund	Number of Contracts	Premiums Received
Options outstanding at December 31, 2012	—	$—
Options written	130,000	6,324,546
Options closed	(130,000)	(6,324,546)
Options expired	—	—

Options outstanding at December 31, 2013	—	$—

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2013, the Funds had outstanding options as listed on the Schedule of Investments.

Equity Certificates

The Funds may invest in equity certificates, which allow the Funds to participate in the appreciation (depreciation) of the underlying security without actually owning the underlying security. These derivative instruments are purchased pursuant to an agreement with a financial institution and are valued at a calculated market price based on the value of the underlying security in accordance with the agreement. These equity certificates are subject to the credit risk of the issuing financial institution. There is no off-balance sheet risk associated with equity certificates and the Funds’ potential loss is limited to the purchase price of the securities. The Funds are exposed to credit risk associated with the counterparty to the transaction, which is monitored by the Funds’ management on a periodic basis.

On December 31, 2013, Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund had unrealized appreciation of $110,111 and $5,755,753, respectively, as a result of their investments in these financial instruments. The aggregate market values of these certificates for Driehaus Emerging Markets Growth Fund and Driehaus Emerging Markets Small Cap Growth Fund represented 1.2% and 17.8%, respectively, of their total market values at December 31, 2013.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the Financial Accounting Standards Board’s (“FASB”) “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments requiring enhanced disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts	Investments, at market value	$19,195,285

The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Driehaus Emerging Markets Small Cap Growth Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

	Asset derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value
Equity contracts*	Investments, at market value	$34,133,138

*	Includes cumulative appreciation (depreciation) of options contracts shown in the Schedule of Investments.

The following table sets forth the Driehaus Emerging Markets Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

Amount of net realized gain (loss) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$3,968,764

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s realized gain (loss) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

	Amount of net realized gain (loss) on derivatives
Risk exposure category	Equity Certificates	Purchased Options	Written Options
Equity contracts	$(310,063)	$(10,929,910)	$1,024,491
Commodity contracts	—	(232,637)	—
Foreign currency contracts.	—	(230,181)	—

The following table sets forth the Driehaus Emerging Markets Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates
Equity contracts	$(672,775)

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Driehaus Emerging Markets Small Cap Growth Fund’s change in unrealized appreciation (depreciation) by primary risk exposure and by type of derivative contract for the year ended December 31, 2013:

	Change net in unrealized appreciation (depreciation) on derivatives
Risk exposure category	Equity Certificates	Purchased Options
Equity contracts	$4,990,457	$(666,085)
Foreign currency contracts	—	64,280

Federal Income Taxes

No provision is made for Federal income taxes since each Fund has elected or will elect to be taxed as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”) and has made and declared all the required distributions to its shareholders in amounts sufficient to relieve each Fund from all or substantially all Federal income and excise taxes under provisions of current Federal tax law.

Each Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2013, 2012, 2011 and 2010 remain open to Federal and state audit. As of December 31, 2013, management has evaluated the application of these standards to each Fund, and has determined that no provision for income tax is required in each Fund’s financial statements for uncertain tax provisions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and regulations that exist in the foreign markets in which they invest.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

For the year ended December 31, 2013, reclassifications were recorded to undistributed net investment income, undistributed net realized gain and paid-in capital for any permanent tax differences. These reclassifications relate primarily to foreign currency losses, sales of passive foreign investment companies, net operating losses and capital loss carryforwards expiring. Results of operations and net assets were not affected by these reclassifications.

	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed net investment income	$309,729	$(3,062,173)	$421,238	$1,475,831	$208,732	$385,004	$127,358
Undistributed net realized gain	(358,334)	1,103,444	(409,140)	(1,475,831)	(208,732)	(385,004)	(340,683)
Paid-in capital	48,605	1,958,729	(12,098)	—	—	—	213,325

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused. The following table shows the expiration dates for capital loss carryover from pre-enactment taxable years and the amounts of capital loss carryover, if any, by each of the applicable Funds as of December 31, 2013:

	Pre-Enactment Net Capital Loss Carryover Expiring In		Post-Enactment Unlimited Period of Net Capital Loss Carryover
Fund	2016	2017	Short- Term	Long- Term	Accumulated Capital Loss Carryover
Driehaus International Discovery Fund	$119,874,502	$109,113,076	$—	$—	$228,987,578
Driehaus Emerging Markets Small Cap Growth Fund	—	—	6,730,035	—	6,730,035

During the year ended December 31, 2013, Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund utilized $32,972,648, $46,914,023 and $16,027,905 of capital loss carryforwards, respectively.

Pursuant to federal income tax rules applicable to regulated investment companies, the Funds may elect to treat certain capital losses between November 1 and December 31 as occurring on the first day of the following tax year. For the year ended December 31, 2013, the following qualified late-year losses were deferred and recognized on January 1, 2014:

Fund	Late-Year Ordinary Loss Deferral	Short-Term Capital Loss Deferral	Long-Term Capital Losses Deferral	Total
Driehaus Emerging Markets Growth Fund	$188,729	$12,119,097	$—	$12,307,826
Driehaus Emerging Markets Small Cap Growth Fund	75,337	—	—	75,337
Driehaus Global Growth Fund	—	146,129	—	146,129

Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended December 31, 2013 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Ordinary income	$—	$—	$309,776	$16,561,929	$302,140	$2,203,195	$—
Net long-term capital gain	—	38,958,248	—	13,844,049	3,760,630	3,361,585	—

Total distributions paid	$—	$38,958,248	$309,776	$30,405,978	$4,062,770	$5,564,780	$—

The tax character of distributions paid during the fiscal year ended December 31, 2012 was as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Large Cap Growth Fund
Ordinary income	$—	$3,661,528	$1,246,733	$1,069,444	$—	$—	$116,590
Net long-term capital gain	—	—	—	—	1,436,164	2,022,728	1,667,897

Total distributions paid	$—	$3,661,528	$1,246,733	$1,069,444	$1,436,164	$2,022,728	$1,784,487

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

As of December 31, 2013, the components of net assets on a tax basis were as follows:

Distributions paid from:	Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
Undistributed ordinary income	$906,878	$—	$—	$9,608,595	$212,176	$620,178	$1,275,778
Undistributed long-term capital gain	—	—	—	2,538,174	633,199	429,896	2,251,542

Accumulated earnings	$906,878	$—	$—	$12,146,769	$845,375	$1,050,074	$3,527,320
Paid-in capital	343,103,912	1,475,045,072	171,947,827	221,387,503	32,628,019	27,029,960	53,319,615
Accumulated capital and other losses	(228,987,578)	(12,307,826)	(6,805,372)	—	(146,129)	—	—
Unrealized appreciation (depreciation) on foreign currency	35,996	3,131	14,989	17,812	(364)	—	—
Unrealized appreciation on investments	18,828,144	172,125,496	26,127,289	37,118,630	6,359,023	6,199,002	17,829,850

Net assets	$133,887,352	$1,634,865,873	$191,284,733	$270,670,714	$39,685,924	$34,279,036	$74,676,785

The differences between book-basis and tax-basis unrealized appreciation are attributable primarily to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark-to-market.

Foreign Currency Translation

Foreign currency and equity securities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

Net realized foreign exchange gains or losses, which are reported by the Funds, result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on spot contracts underlying securities transactions and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of spot contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Funds had no portfolio hedges during the year ended December 31, 2013.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) from security transactions and the net change in unrealized appreciation (depreciation) of investments.

Use of Estimates

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Funds’

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncements

In June 2013, FASB issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Fund’s financial statement disclosures.

Effective January 1, 2013, the Funds adopted FASB’s Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update 2011-11 (“ASU 2011-11”) “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The adoption of the standard did not have a material effect on the Funds’ financial statements as of December 31, 2013.

Subsequent Events

On September 11, 2013, the Board of Trustees of the Trust approved reductions in the management fees for the Driehaus International Discovery Fund and the Driehaus Global Growth Fund pursuant to the amended investment advisory agreement between the Trust, on behalf of the Funds, and Driehaus Capital Management LLC (the “Adviser”). The reduction in each Fund’s management fee became effective on January 1, 2014.

Effective January 1, 2014, the Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets.

Effective January 1, 2014, the Driehaus Global Growth Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets.

B.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, DCM receives monthly fees. Driehaus International Discovery Fund pays the Adviser an annual management fee on a monthly basis computed and accrued daily as follows: 1.35% on the first $1 billion of average daily net assets and 1.25% of average daily net assets in excess of $1 billion. Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund and Driehaus International Small Cap Growth Fund each pay the Adviser a monthly fee computed and accrued daily at an annual rate of 1.50% of each Fund’s average daily net assets. Driehaus Global Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.15% of the Fund’s average daily net assets. Driehaus Mid Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.00% of the Fund’s average daily net assets. Driehaus Micro Cap Growth Fund pays the Adviser a monthly fee computed and accrued daily at an annual rate of 1.25% of the Fund’s average daily net assets.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

DCM has entered into an agreement to cap Driehaus Emerging Markets Small Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 2.00% of average daily net assets until August 21, 2014. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2013, DCM recaptured fees for Driehaus Emerging Markets Small Cap Growth Fund totaling $108,124 under this agreement and there are no additional amounts subject to recapture.

DCM has entered into an agreement to cap Driehaus Mid Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.75% of average daily net assets until April 30, 2015. For a period of three years subsequent to the date the waiver or reimbursement was made, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the year ended December 31, 2013, DCM waived fees for Driehaus Mid Cap Growth Fund totaling $27,897 under this agreement and the amount of potential recovery expiring December 31, 2014, December 31, 2015, and December 31, 2016 was $48,478, $52,090 and $27,897, respectively.

DCM has entered into an agreement to cap Driehaus Micro Cap Growth Fund’s annual operating expenses (other than interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) at 1.70% of average daily net assets until November 18, 2016. For a period of three years subsequent to the Fund’s commencement of operations, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Fund’s expense ratio remains below the operating expense cap. For the period ended December 31, 2013, DCM waived fees for Driehaus Micro Cap Growth Fund totaling $39,026 under this agreement, all of which was subject to recapture.

The amounts accrued and payable to DCM during the year ended December 31, 2013, are as follows:

Fund	Advisory Fees	Advisory Fees Payable (included in Due to affiliate)
Driehaus International Discovery Fund	$2,231,145	$151,968
Driehaus Emerging Markets Growth Fund	19,091,401	2,029,878
Driehaus Emerging Markets Small Cap Growth Fund	2,203,464	233,477
Driehaus International Small Cap Growth Fund	3,794,929	336,745
Driehaus Global Growth Fund	420,570	37,702
Driehaus Mid Cap Growth Fund	289,322	21,843
Driehaus Micro Cap Growth Fund	102,489	48,303

The Funds direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to pay a portion of the Funds’ operating expenses using part of the commissions generated. For the year ended December 31, 2013, these arrangements reduced the expenses of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund and Driehaus Micro Cap Growth Fund by $39,485 (1.4%), $277,328 (1.3%), $32,223 (1.2%), $56,916 (1.3%), $3,750 (0.5%), $41 (0.0%) and $0 (0.0%), respectively.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary and bonus. No other officers received compensation from the Funds.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Funds’ administrative and accounting agent. In compensation for these services, BNY Mellon earns the larger of a monthly minimum fee or a monthly fee based upon average net assets. For the year ended, December 31, 2013, BNY Mellon waived $2,500 for administrative and accounting fees for Driehaus Micro Cap Growth Fund. BNY Mellon also acts

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

as the transfer agent and dividend disbursing agent for the Funds. For these services, BNY Mellon earns a monthly fee based on shareholder processing activity during the month. BNY Mellon has agreed to waive a portion of its monthly fee for transfer agent service for the first two years of operations for Driehaus Emerging Markets Small Cap Growth Fund and Driehaus Micro Cap Growth Fund. For the year ended December 31, 2013, BNY Mellon waived $6,000 for Driehaus Emerging Markets Small Cap Growth Fund and $6,000 for Driehaus Micro Cap Growth Fund.

C. OTHER FINANCIAL INSTRUMENTS

The Funds enter into foreign currency spot contracts to facilitate transactions in foreign denominated securities. These spot contracts are typically open for 2 to 5 days, depending on the settlement terms of the underlying security transaction. On December 31, 2013, the Funds had foreign currency spot contracts outstanding under which they are obligated to exchange currencies at specified future dates. The unrealized appreciation or depreciation on spot contracts is reflected as a separate line item in the Statements of Assets and Liabilities. On December 31, 2013, the Funds’ currency transactions were limited to transaction hedges.

D.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investment securities, other than short-term obligations and option contracts, for the year ended December 31, 2013 were as follows:

Fund	Purchases	Sales
Driehaus International Discovery Fund	$251,079,018	$344,671,915
Driehaus Emerging Markets Growth Fund	3,731,937,757	3,202,793,697
Driehaus Emerging Markets Small Cap Growth Fund	388,587,421	304,851,715
Driehaus International Small Cap Growth Fund	777,384,362	803,198,427
Driehaus Global Growth Fund	58,759,635	60,085,487
Driehaus Mid Cap Growth Fund	57,874,183	55,993,347
Driehaus Micro Cap Growth Fund	19,261,188	13,885,241

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. On December 31, 2013, the Funds held no restricted securities, other than equity certificates. Since an investment in equity certificates represents an agreement entered into with a financial institution, with terms set by such financial institution, these instruments are also deemed to be restricted (see Note A).

F.  LINES OF CREDIT

Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund and Driehaus International Small Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $25,000,000 and Driehaus Emerging Markets Small Cap Growth Fund, Driehaus Global Growth Fund and Driehaus Mid Cap Growth Fund have together obtained an uncommitted line of credit in the amount of $5,000,000. These lines of credit are available primarily to meet large, unexpected shareholder withdrawals subject to certain restrictions. Interest is charged at a rate per annum equal to the Federal Funds Rate in effect at the time of the borrowings plus 1.5%. Driehaus International Discovery Fund utilized the line of credit during the periods March 22, 2013 to April 3, 2013 and August 9, 2013 to August 15, 2013. For the period March 22, 2013 to April 3, 2013, the average daily loan balance outstanding on days where borrowings existed was $14,000,000 and the weighted average interest rate was 1.65%. For the period August 9, 2013 to August 15, 2013, the average daily loan balance outstanding on days where borrowings existed was $25,000,000 and the weighted average interest rate was 1.60%. The interest expense, which is included on the Statements of Operations, was $14,197 for Driehaus International Discovery Fund.

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

G.  FOREIGN INVESTMENT RISKS

To the extent a Fund invests in foreign securities, it may entail risks due to the potential for political and economic instability in the countries where the issuers of these securities are located. In addition, foreign exchange fluctuations could affect the value of positions held. These risks are generally intensified in emerging markets.

H.  REDEMPTION FEES

The Funds may charge a redemption fee of 2.00% of the redemption amount for shares redeemed within 60 days of purchase. The redemption fees are recorded in paid-in capital.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus International Discovery Fund, Driehaus Emerging Markets Growth Fund, Driehaus Emerging Markets Small Cap Growth Fund, Driehaus International Small Cap Growth Fund, Driehaus Global Growth Fund, Driehaus Mid Cap Growth Fund, and Driehaus Micro Cap Growth Fund, (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations, statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 24, 2014

Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	10	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; Driehaus Trust Company, LLC; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	10	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	10	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability, 2010-2013; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2006, Chairman Since 2012; Wisconsin Alumni Association Board, 2006-2012; President’s Advisory Council on Financial Literacy, 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust, 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	10	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

Interested and Independent Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	10	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003; Advisory Board of the Trust, 2011-2012.
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	10	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-800-560-6111.

Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2013.

Actual Expenses

The first line of the tables below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus International Discovery Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,142.20	$8.86
Hypothetical (5% return before expenses)	$1,000	$1,016.94	$8.34

Driehaus Emerging Markets Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,083.50	$8.67
Hypothetical (5% return before expenses)	$1,000	$1,016.89	$8.39

Driehaus Emerging Markets Small Cap Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,040.90	$9.47
Hypothetical (5% return before expenses)	$1,000	$1,015.93	$9.35

Fund Expense Examples — (Continued)

Driehaus International Small Cap Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,183.50	$9.30
Hypothetical (5% return before expenses)	$1,000	$1,016.69	$8.59

Driehaus Global Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,171.40	$10.56
Hypothetical (5% return before expenses)	$1,000	$1,015.48	$9.80

Driehaus Mid Cap Growth Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,213.40	$9.76
Hypothetical (5% return before expenses)	$1,000	$1,016.38	$8.89

Driehaus Micro Cap Growth Fund**

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000	$1,074.00	$2.13
Hypothetical (5% return before expenses)	$1,000	$1,016.64	$8.64

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

**	The Driehaus Micro Cap Growth Fund commenced operations on November 18, 2013. The actual return and expenses are paid during the period by this Fund were for the period from November 18, 2013 to December 31, 2013 (44 days) instead of the entire six-month period. The hypothetical return is based on the entire six-month period for comparison purposes.

Driehaus International Discovery Fund..	1.64%
Driehaus Emerging Markets Growth Fund	1.65%
Driehaus Emerging Markets Small Cap Growth Fund	1.84%
Driehaus International Small Cap Growth Fund	1.69%
Driehaus Global Growth Fund	1.93%
Driehaus Mid Cap Growth Fund	1.75%
Driehaus Micro Cap Growth Fund	1.70%

Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2013

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Funds’ designate the following amounts as a long-term capital gain distribution:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
$—	$40,916,978	$—	$16,382,221	$4,356,241	$3,631,334	$2,251,542

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
0.00%	0.00%	60.78%	22.75%	66.21%	3.99%	0.00%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Driehaus International Discovery Fund	Driehaus Emerging Markets Growth Fund	Driehaus Emerging Markets Small Cap Growth Fund	Driehaus International Small Cap Growth Fund	Driehaus Global Growth Fund	Driehaus Mid Cap Growth Fund	Driehaus Micro Cap Growth Fund
0.00%	0.00%	45.81%	0.00%	26.81%	3.78%	0.00%

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Funds voted proxies related to portfolio securities during the 12-month period ended June 30, 2013 is available without charge, upon request, by calling 1-800-560-6111. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Fund’s website at http://www.driehaus.com.

Board Considerations in Connection with the Annual Review of the Investment Advisory Agreement

The Board of Trustees of Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Emerging Markets Growth Fund (“DREGX”), Driehaus International Discovery Fund (“DRIDX”), Driehaus International Small Cap Growth Fund (“DRIOX”), Driehaus Global Growth Fund (“DRGGX”), Driehaus Mid Cap Growth Fund (“DRMGX”) and Driehaus Emerging Markets Small Cap Growth Fund (“DRESX”) (DREGX, DRIDX, DRIOX, DRGGX, DRMGX and DRESX are each a “Fund” and collectively the “Funds”) and the amended Letter Agreements for DRIDX and DRGGX, effective January 1, 2014, on September 11, 2013. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on August 28, 2013 to review the materials provided in response to their request, and identified areas for further response by Fund management. Following receipt of further responses from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund. The Board considered, generally, that shareholders invested in each Fund, knowing that the Adviser managed the Fund and knowing the investment advisory fee schedule, and noted that the Adviser had agreed to reduce its advisory fee for DRIDX and DRGGX.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board reviewed DREGX’s, DRIDX’s, DRGGX’s and DRIOX’s performance on a net return basis over the 1-, 3- and 5-year and year-to-date periods ended June 30, 2013. For DRMGX, the Board considered the performance on a net return basis for the 1- and 3-year and year-to-date periods ended June 30, 2013, and for DRESX, the Board considered the performance on a net return basis for the 1-year and year-to-date periods ended June 30, 2013. The Board also reviewed performance for DRMGX that included one of its predecessor limited partnerships for the 5-year period ended June 30, 2013; performance for DRESX, including that of its predecessor limited partnership, for the 3-year period ended June 30, 2013; and 10-year performance of DRIOX, which included that of its predecessor limited partnership. Because the predecessor limited partnerships to DRMGX, DRIOX and DRESX did not operate as mutual funds and were not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of these Funds’ longer-term performance information. The Board noted that the Adviser represented that because the Funds’ performance can be volatile over shorter time periods, for Funds with longer performance records, it was meaningful to also analyze the performance over rolling time periods, and the Board reviewed rolling relative performance to benchmark information for certain Funds. The Board compared short-term and longer-term returns to various agreed-upon performance measures, including market indices and peer groups. Peer group data was compiled from Lipper Inc., an independent provider of mutual fund data. The Board also considered whether investment results were consistent with each Fund’s investment objective and policies.

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser for DREGX, DRIOX, DRMGX and DRESX continue to be satisfactory.

As to the specific Funds, the Board noted that DREGX’s performance was in the top decile of its peer group for the 1-, 3- and 5-year periods. The Board also noted that DREGX outperformed its benchmark index for the 1-, 3-, 5- and 10-year and since-inception (December 31, 1997) periods. With respect to DRIOX, the Board noted that, although its performance for the 1-, 3- and 5-year periods was below the median of its peer group, underperformance was largely attributable to a particular period of underperformance, and the peer group was small and dispersion within the peer group can be small. The Board noted that DRIOX’s year-to-date performance was above the median of its peer group and that 1-year performance was competitive. The Board also noted that DRIOX outperformed its benchmark index for the 1-, 3-, 5- and 10-year periods (the latter of which includes the performance of its predecessor partnership). The Board considered that DRMGX’s performance for the 1-, 3- and 5-year and year-to-date periods was below the median of its peer group (the 5-year period includes the performance of a predecessor partnership), although it was competitive for the year-to-date, 1-year and 3-year periods. In addition, the Board noted that although DRMGX underperformed its benchmark index for the 1-, 3- and 5-year periods, the Fund outperformed its benchmark index for the 10-year period (the 5- and 10-year periods include the performance of a predecessor partnership). For DRESX, the Board noted that the Fund was in the top decile of its peer group for the 1-year and 3-year and year-to-date periods and outperformed its benchmark index for the 1-year and 3-year periods (the 3-year period includes the performance of its predecessor limited partnership).

On the basis of its evaluation of the information presented and its ongoing review of investment results, the Board concluded that based on the nature, quality and extent of services provided by the Adviser for DRIDX and DRGGX, it continues to be in the best interests of these Funds to continue the Agreement. The Board noted the Adviser’s ongoing adherence to its investment style, including maintaining its high ratio of active share in comparison to each Fund’s benchmark. Recognizing that this investment style produces a differentiated outcome from the benchmarks, the Board noted that, although DRIDX underperformed its benchmark index (the MSCI AC World ex USA Index) for the 1-, 3-, 5- and 10-year periods, it outperformed the MSCI AC World ex USA Growth Index for the 10-year period. The Board also noted that although DRIDX’s performance was below the median of its peer group for the 1-, 3- and 5-year and year-to-date periods, performance was on an improving trend, with competitive short-term performance, ranking in the 54th percentile of its peer group for the year-to-date period. For DRGGX, the Board noted that performance was below the median for the 1-, 3- and 5-year and year-to-date periods. The Board reviewed the reasons for the periods of peer group and benchmark underperformance of DRIDX and DRGGX, which during the past year included the Funds’ bias to emerging market and small capitalization stocks and stocks with medium term momentum. The Board also reviewed the steps taken to improve performance, including personnel changes within the analyst team and enhancements to the operations of the investment team.

The Board also considered each Fund’s rolling 1-year, 3-year and 5-year returns over the life of the Fund relative to its benchmark and noted that, in a majority of the time periods measured, each Fund (with the exception of DRGGX) outperformed its benchmark index. For DRGGX, the Board noted the underperformance to the index over a majority of the rolling periods, but took into consideration the Adviser’s statement that the limited number of periods did not provide a sufficient basis upon which to make a judgment. As to the Funds in general, the Board concluded that the Adviser had consistently implemented its investment philosophy, and that over the long term, the investment philosophy produces value for shareholders.

Fees.    The Board considered each Fund’s advisory fee rates, operating expenses and total expense ratio as of June 30, 2013, and compared the advisory fee and total expense ratio to the fees and expense ratios of peer group funds based on data compiled from Lipper Inc. as of June 30, 2013. The information provided to the Board showed that each Fund’s advisory fee rate ranked high as compared to its peer group; however, because of the Funds’ fee structures, total expense ratios are relatively competitive, as they all fall between the 21st and 45th percentiles (1st percentile being the highest expense ratio). The Board considered that the Adviser proposed a reduction in advisory fee rates for DRIDX and DRGGX and also considered the Funds’ asset size and, for DRMGX and DRESX, the expense reimbursement arrangements with the Adviser. The Board also considered the Funds’ advisory fee rates as compared to fees charged by the Adviser for similarly managed institutional accounts. With respect to institutional accounts, the Board noted that: (i) both the mix of services provided and the level of responsibility required under the Agreement were significantly greater as compared to the Adviser’s obligations for managing the other accounts; and (ii) the advisory fees for the other accounts are less relevant to the Board’s consideration because they reflect significantly different competitive forces than those in the mutual fund marketplace. In considering the reasonableness of the advisory fees, the Board took into account the Adviser’s aggressive growth style and the substantial human and technological resources devoted to investing for the Funds, the relatively small amount of assets under management and the limited capacity of the investment style. In addition, the Board noted that the Adviser’s directed brokerage program had resulted in a total of approximately $330,000 in directed brokerage credits, which are used to reduce expenses of the Funds.

The Board noted that the Adviser stated that, with the fee reduction which is to take effect on January 1, 2014, there will be no diminution in the quality or quantity of the services provided to DRIDX or DRGGX. On the basis of the information reviewed, the Board concluded that the advisory fee schedule for each Fund, and as amended for DRIDX and DRGGX, was reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding revenues received by the Adviser under the Agreement from each Fund and discussed the Adviser’s methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of managing the Funds. The Board noted that DRIOX is currently closed to new investors in order to maintain assets at a level that the Adviser feels is prudent, which limits the Fund’s profitability to the Adviser. The Board also noted that the Funds do not have a Rule 12b-1 fee or shareholder service fee, and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation and that DS LLC provides compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which is reimbursed by the Adviser under an expense sharing arrangement with DS LLC. The Board concluded that, based on the projected profitability calculated for the Trust as well as for the Funds individually (noting that DRESX, DRGGX and DRMGX were expected to continue to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    The Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any such economies of scale. Given the size of the Funds and the capacity constraints of the investment style, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board also considered benefits to the Adviser related to soft dollar allocations. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

Board Considerations in Connection with the Initial Approval of the

Investment Advisory Agreement for Driehaus Micro Cap Growth Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Micro Cap Growth Fund (the “Fund”) on September 11, 2013. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider approval of the Agreement. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the review, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements as well as the Adviser’s risk management processes developed for analyzing, reviewing and assessing risk exposure for the Fund. In particular, the Board considered the management team’s experience relevant to managing other products with a micro cap growth strategy, including the performance of one of its predecessor partnerships (restated to reflect Fund expenses) compared to a peer group of micro cap growth funds based on data compiled from Lipper Inc. (“Lipper”) for the one-, three-, five- and ten-year periods ended June 30, 2013. Because the predecessor limited partnership did not operate as a mutual fund and was not subject to certain investment and operational restrictions, the Board factored those differences into its evaluation of the performance information.

On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are expected to be satisfactory.

Fees.    The Board considered the Fund’s proposed advisory fee, operating expenses and estimated total expense ratio, and compared the advisory fee and expense ratio to fees and expense ratios of the Lipper peer group as of the fiscal year end of each fund in the peer group. The Board noted that the Fund’s proposed advisory fee of 1.25% would be in the 14th percentile of the Lipper Micro Cap Growth peer group (1st percentile being the highest fee) as of June 30, 2013. The Board considered that the Adviser will reimburse the Fund for annual expenses in excess of 1.70% of average daily net assets (excluding interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses) for a three-year period. The Board also considered the fact that the Adviser has agreed to absorb the organizational costs of the Fund, including legal costs. In addition, the Board considered the Fund’s proposed advisory fee rate as compared to fees charged by the Adviser to other accounts with similar investment objectives and policies as the Fund and noted that the rate for the Fund was less than or equal to rates charged in connection with the predecessor partnerships to the Fund. In addition, the Board considered that the expense ratio of 1.70% would rank the Fund in the 42nd percentile of the Lipper Micro Cap Growth peer group (1st percentile being the highest expense ratio).

On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature and quality of services expected to be provided by the Adviser.

Profitability and Economies of Scale.    In considering the reasonableness of the proposed advisory fee, the Board considered the undertaking by the Adviser to assume Fund organizational expenses as well as to reimburse Fund expenses exceeding a 1.70% cap (other than interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses ) for a three-year period. The Board noted that the Fund will not have a Rule 12b-1 fee or shareholder service fee. The Board also noted that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), will serve as distributor of the Fund without compensation and that DS LLC will provide compensation to intermediaries for distribution of Fund shares and for shareholder and administrative services to shareholders, the expense of which will be reimbursed by the Adviser under an expense sharing arrangement with DS LLC.

The Board also considered potential economies of scale with respect to the management of the Fund and whether the Fund will benefit from any economies of scale. The Board noted the capacity constraints of the Fund and the Adviser’s conclusion that it will not earn its full fee until net assets reach approximately $60 million.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates. The Board noted that the Adviser expects to earn fall-out benefits in the form of soft dollar credits from its relationship with the Fund. The Board concluded that the proposed advisory fee was reasonable in light of any anticipated fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for the Fund were fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.

DRH-AR2013

Driehaus Mutual Funds

Trustees & Officers

Richard H. Driehaus

Trustee

A.R. Umans

Chairman of the Board

Theodore J. Beck

Trustee

Francis J. Harmon

Trustee

Dawn M. Vroegop

Trustee

Daniel F. Zemanek

Trustee

Robert H. Gordon

President

Michelle L. Cahoon

Vice President & Treasurer

Janet L. McWilliams

Assistant Vice President &

Chief Legal Officer

Michael R. Shoemaker

Chief Compliance Officer &

Assistant Vice President

Diane J. Drake

Secretary

Michael P. Kailus

Assistant Secretary & Anti-Money Laundering Compliance Officer

William H. Wallace, III

Assistant Secretary

Investment Adviser

Driehaus Capital Management LLC

25 East Erie Street

Chicago, IL 60611

Distributor

Driehaus Securities LLC

25 East Erie Street

Chicago, IL 60611

Administrator & Transfer Agent

UMB Fund Services, Inc.

803 W. Michigan St.

Milwaukee, WI 53233

Custodians

UMB Bank, n.a.

928 Grand Blvd.

Kansas City, MO 64106

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

Annual Report to Shareholders

December 31, 2013

Driehaus Active Income Fund

Driehaus Select Credit Fund

Driehaus Event Driven Fund

Distributed by:

Driehaus Securities LLC

This report has been prepared for the shareholders of the Funds and is not an offering to sell or buy any Fund securities. Such offering is only made by the Funds’ prospectus.

Driehaus Active Income Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Active Income Fund (“Fund”) returned 2.99% for the year ending December 31, 2013. This return was above the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index (the “Benchmark”), which returned 0.05% for the same period. The Fund also outperformed the Barclays Capital U.S. Aggregate Bond Index (the “Index”), which returned -2.02% for the same period.

For the first time in many, many years, Treasuries lost value in 2013. While the year was generally disappointing for fixed income investors, we were at least able to provide Fund investors with a positive return for the year. We started 2013 with much the same outlook as we held at the conclusion of the year, looking at a low volatility, low yield, compressed spread environment. This was not an inspiring opportunity set then or at year end, but is one in which at least we believe we were able to provide our investors with low correlations to major asset classes and low volatility of the Fund’s returns.

For the year, the most significant contributions to returns came from the directional long trading strategy. Security selection and continued interest in risk assets helped this strategy generate strong returns. Additionally, the directional long trades benefited as spreads broadly contracted and defaults remained extraordinarily low within the credit markets. Other meaningful contributions to the Fund came from the capital structure arbitrage strategy, interest rate hedges and event driven trades. Capital structure arbitrage trades are created with a long and short side of the trade, which will move inversely to each other, allowing us to hedge some risks and dampen volatility. During 2013, some swaps that were used to hedge the long leg of these capital structure arbitrage trades detracted from returns, but the overall strategy was positive for the Fund. The interest rate hedge, which is executed by shorting U.S. Treasury futures and U.S. Treasury securities, as well as by utilizing various interest rate options strategies, contributed to returns, as the 10-year U.S. Treasury bond yields rose during year. Event driven trading, which focuses on corporate events such as mergers or company announcements, is an area of the market where we are increasingly finding attractive investment opportunities. Depending on the anticipated timing and nature of the event, these trades are structured using a combination of bonds, options, bank loans, swaps and equities.

The detractors from performance for the year were the volatility trading strategy and the directional short strategy. Volatility trades are generally constructed by implementing various option strategies, such as straddles or strangles on the S&P 500 Index or other indices or through the use of credit default swaps on indices. During the year, as market pressures eased and investors grew more optimistic, market volatility decreased significantly. The Fund generally held long volatility trades that benefit performance only when volatility increases. The directional short strategies, which include being short bonds or swaps, detracted value as assets generally rose during the year, hurting trades that were structured to benefit if the securities decreased in value.

The Fund was generally conservatively positioned for much of the year, including holding an above-average cash position relative to the Fund’s past cash balances. On a selective, individual name basis, we did find some attractive opportunities. However, in aggregate, we found the massive amount of new issuance during the year, and the call constrained nature of the market, to be fairly problematic for valuations. In our estimation, “reaching for return” brought considerable credit risk with significant downside worries, meriting a cautious approach to the market. Additionally, given our view was and remains that interest rates will grind higher over time, we felt no need to invest this excess cash, merely for the sake of saying that we have invested our excess cash, and saddle our investors with losses that would likely accompany a high-quality fixed income investment, as was largely the case last year.

One of the benefits of the Fund for investors is the diversification it offers through low correlations to other asset classes. We were particularly pleased with the low correlations of many major asset classes to the Fund during 2013. For the year, the Fund had a correlation between 0.5 and -0.5 (based on daily return data) to the S&P 500 Index, the 10-Year U.S. Treasury, the Barclays Aggregate ETF (AGG), the High Yield Bond ETF (JNK), the HFRX Global Hedge Fund Index, the CBOE Volatility Index (VIX), and the U.S. Dollar Index (DXY).

In addition to achieving low correlations to many asset classes, the Fund exhibited rather low volatility throughout 2013. The 100-day volatility of the Fund averaged 1.5%. The largest drawdown for the year was 1.0%

1

Looking ahead, we expect a low return environment for fixed income to continue in 2014. Spreads and all-in yields are still quite low, with spreads in high yield and investment grade bonds near their lowest levels since 2007. We expect that volatility will remain muted this year. We would prefer to be in a higher volatility regime, as market volatility typically widens some of the relationships that we try to arbitrage in many of our trades. Last year was a miserable year for most asset volatility. Treasury and some currency volatility were above average, but volatility in U.S. credit and equities was virtually non-existent. Given that the U.S. economy appears to be improving, macroeconomic risks appear to be declining, and monetary policy remains quite accommodative, it seems likely that we will see more of the same this year. However, while the opportunity set today looks much as it did a year ago, our guess is that it will improve by year end.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Active Income Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Mirsada Durakovic	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

2

Driehaus Active Income Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains. Average annual total return reflects annualized change.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since November 8, 2005 (the date of the Predecessor Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	5 Years	Since Inception (11/08/05 - 12/31/13)
Driehaus Active Income Fund (LCMAX)[1]	2.99%	2.05%	6.42%	4.74%
Citigroup 3-Month T-Bill Index[2]	0.05%	0.07%	0.10%	1.50%
Barclays Capital U.S. Aggregate Bond Index[3]	–2.02%	3.27%	4.45%	5.14%

[1]

The Driehaus Active Income Fund (the “Fund”) performance shown above includes the performance of the Lotsoff Capital Management Active Income Fund (the “Predecessor Fund”) for the periods before the Fund’s registration statement became effective. The Fund received the assets and liabilities of the Predecessor Fund on June 1, 2009 through a reorganization of the Predecessor Fund into the Fund. The Predecessor Fund was a nondiversified fund that was a series of another management investment company registered under the Investment Company Act of 1940, as amended. The Fund had no prior operating history prior to succeeding to the assets of the Predecessor Fund. The Fund has substantially similar investment objectives, strategies, and policies as the Predecessor Fund. Financial and performance information of the Fund includes the Predecessor Fund information. The returns for the periods prior to October 1, 2006, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

3

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

ASSET-BACKED SECURITIES — 4.54%
Citigroup Mortgage Loan Trust, Inc. 0.23%, 1/25/37[2]	$355,053	$183,691
Cobalt CMBS Commercial Mortgage Trust 2006-C1 5.20%, 8/15/48[2]	21,785,693	23,263,678
Countrywide Asset-Backed Certificates 0.64%, 4/25/34[2]	122,988	112,425
Fannie Mae REMICS 0.81%, 9/25/23[2]	7,629,565	7,674,236
Fannie Mae REMICS 0.48%, 6/25/36[2]	9,943,345	9,926,312
Freddie Mac REMICS 2.00%, 2/15/27	57,230,404	56,340,013
Freddie Mac REMICS 2.00%, 4/15/28	69,154,222	67,748,247
Freddie Mac REMICS 0.37%, 1/15/35[2]	5,851,990	5,824,971
JP Morgan Resecuritization Trust Series 2009-10 2.53%, 8/26/36[1,2]	15,935,521	16,145,535
Merrill Lynch Mortgage Investors, Inc. 1.10%, 8/25/35[2]	124,929	117,142
Wells Fargo Mortgage Loan Trust 0.48%, 8/27/37[1,2]	23,466,410	21,910,423

Total ASSET-BACKED SECURITIES (Cost $212,258,960)		209,246,673

BANK LOANS — 26.93%
Apparel — 0.60%
Calceus Acquisition, Inc. 5.00%, 2/1/20[2]	27,741,939	27,822,390

Banks — 0.95%
CIT Group, Inc. 2.50%, 8/14/15[2]	38,000,000	36,765,000
CIT Group, Inc. 2.50%, 8/14/15[2]	7,000,000	6,772,500

		43,537,500

Commercial Services — 1.98%
Altegrity, Inc. 7.75%, 2/21/15[2]	61,441,588	61,172,781
Ceridian Corp. 4.42%, 5/9/17[2]	19,956,219	20,022,733
Westway Group, Inc. 5.00%, 2/5/20[2]	9,925,000	9,968,422

		91,163,936

	Shares, Principal Amount, or Number of Contracts	Value

Diversified Financial Services — 2.08%
Ocwen Financial Corp. 5.00%, 1/15/18[2]	$64,673,862	$65,482,285
Sears Roebuck Acceptance Corp. 5.50%, 6/30/18[2]	30,200,000	30,334,813

		95,817,098

Electronics — 0.85%
NuSil Technology LLC 5.25%, 3/28/17[2]	40,090,284	39,371,986

Entertainment — 1.17%
Graton Resort & Casino 9.00%, 8/14/18[2]	31,080,000	32,750,550
Peninsula Gaming LLC 4.25%, 11/20/17[2]	8,085,303	8,125,730
WMG Acquisition Corp. 3.75%, 7/3/20[2]	13,100,168	13,087,067

		53,963,347

Environmental Control — 0.22%
WTG Holdings III Corp. 4.75%, 12/20/20[2]	10,000,000	10,025,000

Food — 0.26%
Fairway Group Acquisition Co. 5.00%, 8/17/18[2]	990,000	991,237
SUPERVALU, Inc. 5.00%, 3/21/19[2]	10,898,385	10,989,855

		11,981,092

Healthcare — Services — 0.77%
Gentiva Health Services, Inc. 6.50%, 10/10/19[2]	36,000,000	35,460,000

Holding Companies — Diversified — 0.46%
Osmose Holdings, Inc. 4.75%, 11/26/18[2]	20,984,564	21,010,795

Internet — 0.27%
Mood Media Corp. (Canada) 7.00%, 3/24/18[2,3]	12,444,548	12,460,103

Investment Companies — 0.54%
Larchmont Resources LLC 8.25%, 8/7/19[2]	24,875,000	25,030,469

Leisure Time — 1.13%
Equinox Holdings, Inc. 4.50%, 2/1/20[2]	41,685,000	42,049,744
Equinox Holdings, Inc. 9.75%, 5/16/20[2]	10,000,000	10,125,000

		52,174,744

Notes to Financial Statements are an integral part of this Schedule.

4

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

Lodging — 1.59%
MGM Resorts International 3.50%, 12/20/19[2]	$73,336,942	$73,291,107

Media — 1.46%
Springer Science+Business Media GmbH (Germany) 5.00%, 8/15/20[2,3]	66,832,500	67,055,253

Oil & Gas — 1.84%
Chesapeake Energy Corp. 5.75%, 12/2/17[2]	57,500,000	58,524,247
Shelf Drilling Midco Ltd. (United Arab Emirates) 10.00%, 10/7/18[2,3]	26,000,000	26,325,000

		84,849,247

Real Estate Investment Trusts — 0.91%
Starwood Property Trust, Inc. 3.50%, 4/11/20[2]	41,847,437	41,742,819

Retail — 6.00%
Gymboree Corp. 5.00%, 2/23/18[2]	20,918,025	19,528,942
Hudson’s Bay Co. (Canada) 4.75%, 10/7/20[2,3]	15,000,000	15,225,000
JC Penney Corp., Inc. 6.00%, 5/21/18[2]	41,416,875	40,415,954
Michaels Stores, Inc. 3.75%, 1/31/20[2]	995,000	998,725
Neiman Marcus Group Ltd., Inc. 5.00%, 10/18/20[2]	91,718,000	92,667,923
Party City Holdings, Inc. 4.25%, 7/27/19[2]	38,657,280	38,775,417
Rite Aid Corp. 4.00%, 2/28/20[2]	992,500	996,718
Rite Aid Corp. 5.75%, 8/29/20[2]	17,830,000	18,259,043
Rite Aid Corp. 4.88%, 6/13/21[2]	48,950,000	49,647,538

		276,515,260

Software — 1.72%
BMC Software, Inc. 5.00%, 9/10/20[2]	71,000,000	71,281,018
BMC Software, Inc. (Ireland) 5.00%, 9/10/20[2,3]	8,000,000	7,980,000

		79,261,018

	Shares, Principal Amount, or Number of Contracts	Value

Telecommunications — 2.13%
Alcatel-Lucent USA, Inc. 5.75%, 1/30/19[2]	$67,974,686	$68,290,293
Cincinnati Bell Inc 4.00%, 9/10/20[2]	29,925,000	29,962,406

		98,252,699

Total BANK LOANS (Cost $1,234,482,361)		1,240,785,863

CORPORATE BONDS — 26.93%
Banks — 2.43%
Chase Capital II 0.74%, 2/1/27[2]	11,879,000	9,681,385
First Chicago NBD Institutional Capital I 0.79%, 2/1/27[2]	725,000	590,875
JP Morgan Chase Capital XXIII 1.24%, 5/15/77[2]	4,000,000	2,880,000
JPMorgan Chase & Co. 7.90%, 4/29/49[2]	43,813,000	48,303,832
JPMorgan Chase Capital XXI 1.19%, 1/15/87[2]	15,000,000	11,100,000
Royal Bank of Scotland Group PLC (United Kingdom) 7.65%, 8/29/49[2,3]	36,708,000	38,359,860
Wachovia Capital Trust III 5.57%, 3/29/49[2]	1,000,000	915,000

		111,830,952

Biotechnology — 0.83%
STHI Holding Corp. 8.00%, 3/15/18[1]	35,673,000	38,170,110

Chemicals — 0.11%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.88%, 2/1/18	2,000,000	2,077,500
Momentive Performance Materials, Inc. 11.50%, 12/1/16	4,540,000	3,087,200

		5,164,700

Commercial Services — 1.07%
DynCorp International, Inc. 10.38%, 7/1/17	22,780,000	23,292,550
Wyle Services Corp. 10.50%, 4/1/18[1]	25,285,000	25,853,913

		49,146,463

Notes to Financial Statements are an integral part of this Schedule.

5

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

Computers — 0.74%
Seagate HDD Cayman (Cayman Islands) 7.75%, 12/15/18[3]	$16,330,000	$17,963,000
Seagate HDD Cayman (Cayman Islands) 6.88%, 5/1/20[3]	15,000,000	16,218,750

		34,181,750

Diversified Financial Services — 3.92%
American Express Co. 6.80%, 9/1/66[2]	67,984,000	72,436,952
Denver Parent Corp. 12.25%, 8/15/18[1]	10,650,000	10,383,750
E*TRADE Financial Corp. 6.00%, 11/15/17	26,000,000	27,625,000
E*TRADE Financial Corp. 6.38%, 11/15/19	33,452,000	35,919,085
General Electric Capital Corp. 7.13%, 12/29/49[2]	22,000,000	24,585,000
Textron Financial Corp. 6.00%, 2/15/67[1,2]	10,824,000	9,633,360

		180,583,147

Electronics — 0.24%
Flextronics International Ltd. (Singapore) 5.00%, 2/15/23[3]	12,000,000	11,250,000

Engineering & Construction — 0.04%
MasTec, Inc. 4.88%, 3/15/23	2,000,000	1,890,000

Entertainment — 0.57%
Churchill Downs, Inc. 5.38%, 12/15/21[1]	1,250,000	1,271,875
Gala Group Finance PLC (United Kingdom) 8.88%, 9/1/18[3]	9,000,000	16,050,969
Production Resource Group, Inc. 8.88%, 5/1/19	12,220,000	8,828,950

		26,151,794

Healthcare — Products — 0.74%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3]	30,166,000	33,899,043

Healthcare — Services — 1.76%
Aurora Diagnostics Holdings / Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18	17,035,000	12,180,025

	Shares, Principal Amount, or Number of Contracts	Value

Healthsouth Corp. 7.25%, 10/1/18	$1,210,000	$1,293,187
Healthsouth Corp. 7.75%, 9/15/22	15,639,000	17,124,705
Kindred Healthcare, Inc. 8.25%, 6/1/19	29,913,000	31,857,345
National Mentor, Inc. 12.50%, 2/15/18[1]	17,600,000	18,832,000

		81,287,262

Household Products/Wares — 0.04%
Armored Autogroup, Inc. 9.25%, 11/1/18	2,150,000	2,069,375

Insurance — 0.69%
Chubb Corp. 6.38%, 3/29/67[2]	29,500,000	31,933,750

Internet — 0.05%
Mood Media Corp. (Canada) 9.25%, 10/15/20[1,3]	2,500,000	2,206,250

Iron/Steel — 0.70%
Edgen Murray Corp. 8.75%, 11/1/20[1]	28,000,000	32,060,000

Media — 0.96%
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22	810,000	821,138
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/22	2,190,000	2,236,537
ProQuest LLC/ProQuest Notes Co. 9.00%, 10/15/18[1]	39,790,000	41,182,650

		44,240,325

Metal Fabricate/Hardware — 0.12%
Dynacast International LLC/Dynacast Finance, Inc. 9.25%, 7/15/19	5,130,000	5,655,825

Miscellaneous Manufacturing — 1.60%
Amsted Industries, Inc. 8.13%, 3/15/18[1]	34,990,000	36,870,712
GE Capital Trust I 6.38%, 11/15/67[2]	34,140,000	36,871,200

		73,741,912

Oil & Gas — 1.10%
Chesapeake Energy Corp. 9.50%, 2/15/15	9,820,000	10,642,425

Notes to Financial Statements are an integral part of this Schedule.

6

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

Venoco, Inc. 8.88%, 2/15/19	$40,670,000	$40,059,950

		50,702,375

Packaging & Containers — 1.21%
Berry Plastics Corp. 9.50%, 5/15/18	14,199,000	15,228,428
Berry Plastics Corp. 9.75%, 1/15/21	34,988,400	40,499,073

		55,727,501

Pipelines — 0.86%
Enbridge Energy Partners LP 8.05%, 10/1/77[2]	31,500,000	34,869,083
Sabine Pass Liquefaction LLC 5.63%, 2/1/21[1]	3,000,000	2,932,500
Sabine Pass Liquefaction LLC 5.63%, 4/15/23[1]	2,000,000	1,870,000

		39,671,583

Retail — 3.27%
Claire’s Stores, Inc. 9.00%, 3/15/19[1]	12,000,000	13,020,000
Claire’s Stores, Inc. 6.13%, 3/15/20[1]	16,972,000	16,377,980
Michaels Stores, Inc. 11.38%, 11/1/16	12,015,000	12,300,597
Michaels Stores, Inc. 7.75%, 11/1/18	55,747,000	60,485,495
Michaels Stores, Inc. 5.88%, 12/15/20[1]	6,000,000	6,030,000
Rite Aid Corp. 10.25%, 10/15/19	3,000,000	3,360,000
Rite Aid Corp. 9.25%, 3/15/20	14,800,000	16,983,000
Rite Aid Corp. 8.00%, 8/15/20	3,425,000	3,853,125
Rite Aid Corp. 6.75%, 6/15/21	17,250,000	18,090,937

		150,501,134

Software — 2.13%
First Data Corp. 11.25%, 3/31/16	1,188,000	1,190,970
First Data Corp. 6.75%, 11/1/20[1]	22,250,000	23,140,000
Nuance Communications, Inc. 5.38%, 8/15/20[1]	62,187,000	60,787,792
SSI Investments II/SSI Co. — Issuer LLC 11.13%, 6/1/18	12,000,000	13,020,000

		98,138,762

	Shares, Principal Amount, or Number of Contracts	Value

Telecommunications — 1.75%
Alcatel-Lucent USA, Inc. 4.63%, 7/1/17[1]	$5,000,000	$5,006,250
Alcatel-Lucent USA, Inc. 6.50%, 1/15/28	5,000,000	4,375,000
CommScope, Inc. 8.25%, 1/15/19[1]	38,356,000	42,047,765
Nortel Networks Ltd. (Canada) 10.75%, 7/15/16[3,5]	11,000,000	12,870,000
Nortel Networks Ltd. (Canada) 10.13%, 7/15/14[3,5]	14,000,000	16,310,000

		80,609,015

Total CORPORATE BONDS (Cost $1,186,769,233)		1,240,813,028

CONVERTIBLE CORPORATE BONDS — 4.92%
Auto Manufacturers — 1.53%
Ford Motor Co. 4.25%, 11/15/16	38,150,000	70,386,750

Electrical Components & Equipment — 0.06%
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/14[3,5]	27,872,000	2,787,200

Internet — 0.47%
Equinix, Inc. 3.00%, 10/15/14	13,600,000	21,471,000

Lodging — 0.92%
MGM Resorts International 4.25%, 4/15/15	31,000,000	42,625,000

Real Estate Investment Trusts — 1.34%
Gaylord Entertainment Co. 3.75%, 10/1/14[1]	13,730,000	26,807,825
Host Hotels & Resorts LP 2.50%, 10/15/29[1]	23,000,000	34,816,250

		61,624,075

Telecommunications — 0.60%
Nortel Networks Corp. (Canada) 1.75%, 4/15/14[3,5]	19,125,000	18,933,750
Nortel Networks Corp. (Canada) 2.13%, 4/15/14[3,5]	9,000,000	8,938,125

		27,871,875

Total CONVERTIBLE CORPORATE BONDS (Cost $192,354,427)		226,765,900

Notes to Financial Statements are an integral part of this Schedule.

7

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

U.S. GOVERNMENT AND AGENCY SECURITIES — 4.18%
Fannie Mae Pool 2.50%, 1/1/23	$43,398,635	$44,308,704
Fannie Mae REMICS 1.50%, 4/25/28	107,722,009	103,474,314
Freddie Mac Non Gold Pool 2.44%, 6/1/34[2]	729,420	774,064
Freddie Mac REMICS 1.50%, 3/15/28	46,085,369	43,986,042

Total U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $199,436,559)		192,543,124

COMMON STOCKS — 0.77%
Auto Manufacturers — 0.77%
General Motors Co.*	737,291	30,133,099
Motors Liquidation Co. GUC Trust*	167,113	5,372,683

		35,505,782

Total COMMON STOCK (Cost $15,534,416)		35,505,782

CONVERTIBLE PREFERRED STOCKS — 0.90%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[4]	475,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 6.25%, 12/15/12[4]	11,790,650	—

		—

Banks — 0.60%
Bank of America Corp. 7.25%, 12/31/49	25,822	27,397,142

Telecommunications — 0.30%
Lucent Technologies Capital Trust I 7.75%, 3/15/17	13,912	13,981,560

Total CONVERTIBLE PREFERRED STOCK (Cost $36,798,632)		41,378,702

PREFERRED STOCKS — 3.78%
Banks — 0.99%
GMAC Capital Trust I 8.13%, 2/15/40[2]	1,710,062	45,727,058

	Shares, Principal Amount, or Number of Contracts	Value

Diversified Financial Services — 0.52%
RBS Capital Funding Trust V 5.90%, 12/31/49	300,000	$6,132,000
RBS Capital Funding Trust VII 6.08%, 12/31/49	858,377	18,008,750

		24,140,750

Holding Companies — Diversified — 1.31%
Pitney Bowes International Holdings, Inc. 6.13%, 10/30/16[1]	57,905	60,514,344

Telecommunications — 0.96%
Centaur Funding Corp. (Cayman Islands) 9.08%, 4/21/20[1,3]	36,242	44,147,286

Total PREFERRED STOCKS (Cost $164,398,857)		174,529,438

SHORT-TERM INVESTMENTS — 25.08%
UMB Money Market Fiduciary 0.01%	1,155,768,679	1,155,768,679

Total SHORT-TERM INVESTMENTS (Cost $1,155,768,679)		1,155,768,679

WARRANTS — 0.61%
General Motors Co. —CW 16, Strike Price $10.00, Expiration Date 7/10/16	32,132	1,001,238
General Motors Co. —CW 19, Strike Price $18.33, Expiration Date 7/10/19	1,168,287	27,022,482

Total WARRANTS (Cost $21,643,013)		28,023,720

TOTAL INVESTMENTS (Cost $4,419,445,137)	98.64%	4,545,360,909
Other Assets less Liabilities	1.36%	62,441,974

Net Assets	100.00%	$4,607,802,883

SECURITIES SOLD SHORT — (6.27)%
CORPORATE BONDS — (2.54)%
Chemicals — (0.15)%
Huntsman International LLC 8.63%, 3/15/21	(6,000,000)	(6,840,000)

Notes to Financial Statements are an integral part of this Schedule.

8

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

Food — (0.46)%
Safeway, Inc. 6.35%, 8/15/17	$(18,975,000)	$(21,264,713)

Healthcare — Products — (0.31)%
Kinetic Concepts, Inc./ KCI USA, Inc. 10.50%, 11/1/18	(12,500,000)	(14,500,000)

Household Products/Wares — (0.26)%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 9.88%, 8/15/19	(10,796,000)	(12,118,510)

Lodging — (0.18)%
MGM Resorts International 7.63%, 1/15/17	(7,315,000)	(8,393,963)

Media — (0.24)%
DISH DBS Corp. 6.75%, 6/1/21	(10,339,000)	(11,062,730)

Oil & Gas — (0.47)%
Chesapeake Energy Corp. 6.63%, 8/15/20	(13,700,000)	(15,446,750)
Chesapeake Energy Corp. 6.13%, 2/15/21	(5,500,000)	(5,953,750)

		(21,400,500)

Retail — (0.47)%
Party City Holdings, Inc. 8.88%, 8/1/20	(6,330,000)	(7,152,900)
Sears Holdings Corp. 6.63%, 10/15/18	(15,800,000)	(14,457,000)

		(21,609,900)

Total CORPORATE BONDS (Proceeds $111,483,670)		(117,190,316)

COMMON STOCKS — (3.24)%
Auto Manufacturers — (1.17)%
Ford Motor Co.	(3,491,935)	(53,880,557)

Banks — (0.21)%
Bank of America Corp.	(628,321)	(9,782,958)

Healthcare — Services — (0.11)%
Kindred Healthcare, Inc.	(258,474)	(5,102,277)

	Shares, Principal Amount, or Number of Contracts	Value

Internet — (0.54)%
Equinix, Inc.*	(126,233)	$(22,400,046)
WebMD Health Corp.*	(60,447)	(2,387,656)

		(24,787,702)

Lodging — (0.31)%
MGM Resorts International*	(593,974)	(13,970,268)

Real Estate Investment Trusts — (0.90)%
Host Hotels & Resorts, Inc.	(1,193,449)	(23,200,649)
Ryman Hospitality Properties	(438,718)	(18,329,638)

		(41,530,287)

Total COMMON STOCKS (Proceeds $121,265,003)		(149,054,049)

EXCHANGE-TRADED FUND — (0.49)%
SPDR Barclays High Yield Bond ETF	(557,235)	(22,601,452)

Total EXCHANGE-TRADED FUND (Proceeds $21,731,230)		(22,601,452)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $254,479,903)	(6.27)%	$(288,845,817)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security. Rates disclosed are as of December 31, 2013.
[3]	Foreign security denominated in U.S. dollars.
[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[5]	Security is in default.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

9

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	Alcatel-Lucent USA, Inc. 6.50%, 1/15/28	USD	43,500,000	Pay	5.00%	9/20/2014	$3,756,250	$(5,242,796)	Bankruptcy/FTP	CCC+
Merrill Lynch	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Pay	5.00	3/20/2019	(1,581,464)	(131,215)	Bankruptcy/FTP	BB
Merrill Lynch	Ally Financial, Inc. 7.50%, 9/15/20	USD	10,000,000	Pay	5.00	12/20/2018	(1,492,458)	(178,518)	Bankruptcy/FTP	BB
Morgan Stanley	American Express Co. 5.50%, 9/12/16	USD	20,000,000	Pay	1.00	12/20/2016	263,406	(747,203)	Bankruptcy/FTP	BBB+
Goldman Sachs	American Express Co. 5.50%, 9/12/16	USD	5,000,000	Pay	1.00	12/20/2016	61,174	(182,124)	Bankruptcy/FTP	BBB+
Goldman Sachs	Bank of America Corp. 6.25%, 4/15/12	USD	10,000,000	Pay	1.00	12/20/2016	1,499,776	(1,657,105)	Bankruptcy/FTP	NR
Goldman Sachs	Boston Properties L.P. 6.25%, 1/15/13	USD	11,000,000	Pay	1.00	9/20/2014	848,323	(925,497)	Bankruptcy/FTP	NR
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	USD	10,000,000	Pay	5.00	12/20/2014	40,542	(536,173)	Bankruptcy/FTP	BB
Goldman Sachs	Brunswick Corp. 7.13%, 8/1/27	USD	10,000,000	Pay	5.00	12/20/2014	(143,212)	(352,419)	Restructuring/ Bankruptcy/FTP	BB
Merrill Lynch	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	432,520	(517,414)	Bankruptcy/FTP	A-
Goldman Sachs	Citigroup, Inc. 6.13%, 5/15/18	USD	5,000,000	Pay	1.00	12/20/2016	379,663	(464,559)	Bankruptcy/FTP	A-
Goldman Sachs	CVS Caremark Corp. 4.88%, 9/15/14	USD	10,000,000	Pay	1.00	9/20/2014	(286,840)	212,218	Bankruptcy/FTP	BBB+
Morgan Stanley	Enbridge Energy, L.P. 4.75%, 6/1/13	USD	10,000,000	Pay	1.00	6/20/2015	56,732	(181,188)	Bankruptcy/FTP	NR
Goldman Sachs	First Data Corp. 9.88%, 9/24/15	USD	3,000,000	Pay	5.00	3/20/2017	540,000	(743,384)	Bankruptcy/FTP	B-
Morgan Stanley	First Data Corp. 9.88%, 9/24/15	USD	10,000,000	Pay	5.00	3/20/2017	1,150,000	(1,827,949)	Bankruptcy/FTP	B-
Goldman Sachs	First Data Corp. 9.88%, 9/24/15	USD	5,000,000	Pay	5.00	6/20/2016	350,000	(704,628)	Bankruptcy/FTP	B-
Goldman Sachs	H.J. Heinz Co. 6.38%, 7/15/28	USD	10,000,000	Pay	1.00	9/20/2014	(320,193)	248,035	Bankruptcy/FTP	BB-
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	8,000,000	Pay	1.00	6/20/2018	154,644	(263,299)	Bankruptcy/FTP	BBB
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	77,280	(131,608)	Bankruptcy/FTP	BBB
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00	6/20/2018	80,701	(135,029)	Bankruptcy/FTP	BBB

Notes to Financial Statements are an integral part of this Schedule.

10

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	4,000,000	Pay	1.00%	6/20/2018	$91,702	$(146,030)	Bankruptcy/FTP	BBB
Credit Suisse	Hess Corp. 5.60%, 2/15/41	USD	4,000,000	Pay	1.00	6/20/2018	15,350	(69,678)	Bankruptcy/FTP	BBB
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	20,000,000	Pay	1.00	9/20/2018	309,975	(542,651)	Bankruptcy/FTP	BBB
Goldman Sachs	Host Hotels & Resorts, Inc. 6.75%, 6/1/16	USD	10,000,000	Pay	1.00	12/20/2016	1,067,644	(1,247,856)	Bankruptcy/FTP	BBB-
Goldman Sachs	Huntsman Corp. 11.50%, 7/15/12	USD	5,000,000	Pay	5.00	12/20/2016	124,119	(697,376)	Bankruptcy/FTP	NR
Morgan Stanley	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	7,500,000	Pay	5.00	6/20/2018	768,750	742,863	Bankruptcy/FTP	CCC-
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	3,750,000	Pay	5.00	6/20/2018	346,875	408,931	Bankruptcy/FTP	CCC-
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	3,750,000	Pay	5.00	6/20/2018	309,375	446,431	Bankruptcy/FTP	CCC-
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	3,750,000	Pay	5.00	6/20/2018	234,375	521,431	Restructuring/ Bankruptcy/FTP	CCC-
Morgan Stanley	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	3,750,000	Pay	5.00	6/20/2018	365,625	390,181	Restructuring/ Bankruptcy/FTP	CCC-
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	6,667,000	Pay	5.00	12/20/2016	700,035	380,840	Bankruptcy/FTP	CCC-
Morgan Stanley	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	(10,000,000)	Receive	5.00	12/20/2014	(375,000)	(162,184)	Bankruptcy/FTP	CCC-
Goldman Sachs	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	13,334,000	Pay	5.00	3/20/2017	2,633,465	(354,114)	Bankruptcy/FTP	CCC-
Credit Suisse	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	6,667,000	Pay	5.00	3/20/2017	1,366,735	(227,060)	Bankruptcy/FTP	CCC-
Goldman Sachs	J.C. Penney Corp., Inc. 6.38%, 10/15/36	USD	(13,334,000)	Receive	5.00	3/20/2015	(933,380)	(37,738)	Bankruptcy/FTP	CCC-
Goldman Sachs	Limited Brands, Inc. 6.90%, 7/15/17	USD	15,000,000	Pay	1.00	12/20/2015	679,159	(862,756)	Bankruptcy/FTP	NR
Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	USD	15,000,000	Pay	5.00	9/20/2014	1,875,000	(2,436,340)	Bankruptcy/FTP	NR
Goldman Sachs	Liz Claiborne, Inc. 5.00%, 7/8/13	USD	15,000,000	Pay	5.00	12/20/2014	1,087,500	(1,829,452)	Bankruptcy/FTP	NR

Notes to Financial Statements are an integral part of this Schedule.

11

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	The Markit CDX NA High Yield Series 17 Index	USD	14,400,000	Pay	5.00%	12/20/2016	$1,500,750	$(2,802,864)	Bankruptcy/FTP	NA
Merrill Lynch	The Markit CDX NA High Yield Series 17 Index	USD	4,800,000	Pay	5.00	12/20/2016	550,000	(1,008,491)	Bankruptcy/FTP	NA
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 19	EUR	24,500,000	Pay	5.00	6/20/2018	(1,602,328)	(1,688,744)	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,056,849)	(396,157)	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,137,029)	(315,977)	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,252,200)	(200,806)	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	5,000,000	Pay	5.00	12/20/2018	(1,001,806)	(224,697)	Bankruptcy/FTP	NA
Goldman Sachs	The Markit iTraxx Europe Crossover IndexSeries 20	EUR	15,000,000	Pay	5.00	12/20/2018	(3,201,060)	(478,449)	Bankruptcy/FTP	NA
Goldman Sachs	Masco Corp. 6.13%, 10/3/16	USD	15,000,000	Pay	1.00	12/20/2015	1,047,333	(1,244,541)	Bankruptcy/FTP	BBB-
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	4,500,000	Pay	1.00	3/20/2016	273,169	(336,868)	Bankruptcy/FTP	BBB-
Goldman Sachs	Newell Rubbermaid, Inc. 5.50%, 4/15/13	USD	30,000,000	Pay	1.00	6/20/2014	620,488	(766,236)	Bankruptcy/FTP	NR
Merrill Lynch	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	9/20/2016	164,656	(240,421)	Bankruptcy/FTP	NR
Morgan Stanley	Pitney Bowes, Inc. 6.25%, 3/15/19	USD	5,000,000	Pay	1.00	12/20/2016	244,614	(319,482)	Bankruptcy/FTP	BBB
Merrill Lynch	Pitney Bowes, Inc. 4.63%, 10/01/12	USD	20,000,000	Pay	1.00	3/20/2016	436,253	(746,377)	Bankruptcy/FTP	BBB
Goldman Sachs	Realogy Corp. 10.50%, 4/15/14	USD	3,000,000	Pay	5.00	3/20/2016	285,000	(440,754)	Bankruptcy/FTP	NR
Merrill Lynch	Realogy Corp. 10.50%, 4/15/14	USD	2,000,000	Pay	5.00	3/20/2016	190,000	(293,836)	Bankruptcy/FTP	NR
Goldman Sachs	Royal Bank of Scotland 6.93%, 4/9/18	EUR	5,000,000	Pay	5.00	12/20/2018	(763,879)	(295,353)	Bankruptcy/FTP	BBB-
Goldman Sachs	Saks, Inc. 2.00%, 3/15/24	USD	10,000,000	Pay	5.00	12/20/2016	406,250	(1,806,580)	Bankruptcy/FTP	NR
Morgan Stanley	Sprint Nextel Corp. 6.00%, 12/1/16	USD	5,000,000	Pay	5.00	3/20/2016	(354,760)	(137,360)	Bankruptcy/FTP	BB-

Notes to Financial Statements are an integral part of this Schedule.

12

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Morgan Stanley	SUPERVALU, Inc. 8.00%, 5/1/16	USD	2,500,000	Pay	5.00%	9/20/2018	$(103,413)	$(20,284)	Bankruptcy/FTP	B-
Goldman Sachs	SUPERVALU, Inc. 8.00%, 5/1/16	USD	2,500,000	Pay	5.00	9/20/2018	(109,079)	(14,618)	Bankruptcy/FTP	B-
Goldman Sachs	SUPERVALU, Inc. 8.00%, 5/1/16	USD	2,500,000	Pay	5.00	9/20/2018	(142,039)	18,343	Bankruptcy/FTP	B-
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	USD	10,000,000	Pay	1.00	12/20/2014	(242,813)	146,327	Bankruptcy/FTP	A+
Goldman Sachs	The Chubb Corp. 6.60%, 8/15/18	USD	10,000,000	Pay	1.00	3/20/2015	(257,326)	137,220	Bankruptcy/FTP	A+
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	USD	5,000,000	Pay	5.00	3/20/2015	92,579	(390,650)	Bankruptcy/FTP	BBB-
Goldman Sachs	TRW Automotive, Inc. 7.25%, 3/15/17	USD	3,000,000	Pay	5.00	6/20/2015	(133,100)	(78,546)	Bankruptcy/FTP	BBB-
Morgan Stanley	Vulcan Materials Co. 6.40%, 11/30/17	USD	5,000,000	Pay	5.00	12/20/2016	255,000	(895,454)	Bankruptcy/FTP	BB

Total Credit Default Swaps							8,242,559	(35,026,068)

Total Swap Contracts							$8,242,559	$(35,026,068)

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

FTP=Failure to Pay

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

13

Driehaus Active Income Fund

Schedule of Investments

December 31, 2013

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed rate	Exercise Price	Expiration Date	Premium Paid (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	184,120,000	Pay	3.35	3/20/2014	$4,000,000	$1,433,719

Total Interest Rate Swaptions							4,000,000	1,433,719

TOTAL SWAPTIONS							$4,000,000	$1,433,719

USD - United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. 5 Year Treasury Note	(1,452)	March 2014	$2,301,127
U.S. 10 Year Treasury Note	(2,654)	March 2014	6,263,246
U.S. Treasury Long Bond	(368)	March 2014	880,944

Total Futures Contracts			$9,445,317

Notes to Financial Statements are an integral part of this Schedule.

14

Driehaus Select Credit Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Select Credit Fund1 (“Fund”) returned 6.62% for the year ending December 31, 2013. This return was above the performance of the Fund’s benchmark index, the Citigroup 3-Month T-Bill Index (the “Benchmark”), which returned 0.05% for the same period. The Fund underperformed the BofA Merrill Lynch U.S. High Yield Index (the “Index”), which returned 7.42% for the same period.

For the first time in many, many years, Treasuries lost value in 2013. While the year was generally disappointing for fixed income investors, we were at least able to provide Fund investors with a positive return for the year. We started 2013 with much the same outlook as we held at the conclusion of the year, looking at a low volatility, low yield, compressed spread environment. This was not an inspiring opportunity set then or at year end, but is one in which at least we believe we were able to provide our investors with low correlations to major asset classes and low volatility of the Fund’s returns.

For the year, the most significant contributions to returns came from the directional long trading strategy. Security selection and continued interest in risk assets helped this strategy generate strong returns. Additionally, the directional long trades benefited as spreads broadly contracted and defaults remained extraordinarily low within the credit markets. The second most significant contributor to returns was the event driven trading strategy. Event driven trading, which focuses on corporate events such as mergers or company announcements, is an area of the market where we are increasingly finding attractive investment opportunities. Depending on the anticipated timing and nature of the event, these trades are structured using a combination of bonds, options, bank loans, swaps and equities.

The detractors from performance for the year were the volatility trading strategy and the directional short strategy. Volatility trades are generally constructed by implementing various option strategies, such as straddles or strangles on the S&P 500 Index or other indices or through the use of credit default swaps on indices. During the year, as market pressures eased and investors grew more optimistic, market volatility decreased significantly. The Fund generally held long volatility trades that benefit performance only when volatility increases. The directional short strategies detracted value as assets generally rose during the year, hurting trades that were structured to benefit if the securities decreased in value.

The Fund was generally conservatively positioned for much of the year, including holding an above-average cash position relative to the Fund’s past cash balances. On a selective, individual name basis, we did find some attractive opportunities. However, in aggregate, we found the massive amount of new issuance during the year, and the call constrained nature of the market, to be fairly problematic for valuations. In our estimation, “reaching for return” brought considerable credit risk with significant downside worries, meriting a cautious approach to the market. Additionally, given our view was and remains that interest rates will grind higher over time, we felt no need to invest this excess cash, merely for the sake of saying that we have invested our excess cash, and saddle our investors with losses that would likely accompany a high-quality fixed income investment, as was largely the case last year.

One of the benefits of the Fund for investors is the diversification it offers through low correlations to other asset classes. We were particularly pleased with the low correlations of many major asset classes to the Fund during 2013. For the year, the Fund had a correlation between 0.5 and -0.5 (based on daily return data) to the S&P 500 Index, the 10-Year U.S. Treasury, the Barclays Aggregate ETF (AGG), the Investment Grade Bond ETF (LQD), the High Yield Bond ETF (JNK), the HFRX Global Hedge Fund Index, and the Dow Jones-UBS Commodity Index.

In addition to achieving low correlations to many asset classes, the Fund exhibited rather low volatility throughout 2013. The 100-day volatility of the Fund averaged 2.4%. The largest drawdown for the year was 2.0%.

Looking ahead, we expect a low return environment for fixed income to continue in 2014. Spreads and all-in yields are still quite low, with spreads in high yield and investment grade bonds near their lowest levels since 2007. We expect that volatility will remain muted this year. We would prefer to be in a higher volatility regime, as market volatility typically widens some of the relationships that we try to arbitrage in many of our trades. Last year was a miserable year for most asset volatility. Treasury and some currency volatility were above average, but volatility in U.S. credit and equities was virtually non-existent. Given that the U.S. economy

15

appears to be improving, macroeconomic risks appear to be declining, and monetary policy remains quite accommodative, it seems likely that we will see more of the same this year. However, while the opportunity set today looks much as it did a year ago, our guess is that it will improve by year end.

As always, we at Driehaus Capital Management LLC thank you for your interest in the Driehaus Select Credit Fund and would like to express our gratitude to you as shareholders for your continued confidence in our management capabilities.

Sincerely,

K.C. Nelson	Mirsada Durakovic	Elizabeth Cassidy
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

[1]	The Driehaus Select Credit Fund closed to new investors on January 31, 2014.

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

16

Driehaus Select Credit Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $25,000 investment (minimum investment) in the Fund since September 30, 2010 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Average Annual Total Returns as of 12/31/13	1 Year	3 Years	Since Inception (09/30/10 - 12/31/13)
Driehaus Select Credit Fund (DRSLX)[1]	6.62%	4.00%	4.77%
Citigroup 3-Month T-Bill Index[2]	0.05%	0.07%	0.07%
BofA Merrill Lynch U.S. High Yield Index[3]	7.42%	9.03%	9.31%

[1]	The returns for the periods prior to February 1, 2011, reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

[3]

The BofA Merrill Lynch U.S. High Yield Index is an unmanaged index that tracks the performance of below-investment grade, U.S.-dollar denominated corporate bonds publicly issued in the U.S. domestic market.

17

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

ASSET-BACKED SECURITIES — 1.35%
Freddie Mac REMICS 2.00%, 2/15/27	$6,358,933	$6,260,001
Freddie Mac REMICS 2.00%, 4/15/28	7,683,802	7,527,583

Total ASSET-BACKED SECURITIES (Cost $14,174,681)		13,787,584

BANK LOANS — 13.87%
Commercial Services — 1.07%
Westway Group, Inc. 5.00%, 2/5/20[2]	10,917,500	10,965,264

Diversified Financial Services — 0.74%
Sears Roebuck Acceptance Corp. 5.50%, 6/30/18[2]	7,550,000	7,583,703

Environmental Control — 0.20%
WTG Holdings III Corp. 8.50%, 12/12/21[2]	2,000,000	2,020,000

Food — 3.81%
Fairway Group Acquisition Co. 5.00%, 8/17/18[2]	22,744,437	22,772,868
Hostess Brands, Inc. 6.75%, 3/12/20[2]	7,000,000	7,223,125
SUPERVALU, Inc. 5.00%, 3/21/19[2]	8,940,525	9,015,563

		39,011,556

Leisure Time — 0.99%
Equinox Holdings, Inc. 9.75%, 5/16/20[2]	10,000,000	10,125,000
Oil & Gas — 2.48%
Bennu Oil & Gas LLC 10.25%, 10/31/18[2]	10,105,714	10,156,243
Shelf Drilling Midco Ltd. (United Arab Emirates) 10.00%, 10/7/18[2]	15,000,000	15,187,500

		25,343,743

Retail — 3.61%
Hudson’s Bay Co. (Canada) 8.25%, 10/7/21[2]	10,000,000	10,266,670
JC Penney Corp., Inc. 6.00%, 5/21/18[2]	13,308,125	12,986,507
Targus Group International 12.00%, 5/12/16[2]	16,670,923	13,670,157

		36,923,334

Telecommunications — 0.97%
Alcatel-Lucent USA, Inc. 5.75%, 1/30/19[2]	9,929,887	9,975,991

Total BANK LOANS (Cost $143,988,946)		141,948,591

	Shares, Principal Amount, or Number of Contracts	Value

CORPORATE BONDS — 37.95%
Agriculture — 1.25%
American Rock Salt Co. LLC/American Rock Capital Corp. 8.25%, 5/1/18[1]	$12,667,000	$12,809,504

Apparel — 0.94%
Jones Group, Inc./Apparel Group Holdings, Inc. 6.88%, 3/15/19	9,040,000	9,582,400

Banks — 1.77%
Credit Suisse Group AG (Switzerland) 7.50%, 12/11/49[1,2,3]	2,000,000	2,112,500
Royal Bank of Scotland Group PLC (United Kingdom) 5.50%, 11/29/49[3]	13,702,000	15,975,299

		18,087,799

Building Materials — 1.71%
Cemex Finance LLC 9.38%, 10/12/22[1]	11,000,000	12,402,500
Cemex SAB de CV (Mexico) 5.25%, 9/30/15[1,2,3]	4,930,000	5,090,225

		17,492,725

Chemicals — 0.37%
Momentive Performance Materials, Inc. 11.50%, 12/1/16	5,530,000	3,760,400
Commercial Services — 1.33%
Ceridian Corp. 8.88%, 7/15/19[1]	4,000,000	4,600,000
DynCorp International, Inc. 10.38%, 7/1/17	8,147,000	8,330,308
Empark Funding SA (Spain) 6.75%, 12/15/19[1,3]	500,000	706,768

		13,637,076

Diversified Financial Services — 2.32%
Bantrab Senior Trust (Cayman Islands) 9.00%, 11/14/20[1,3]	1,000,000	997,500
Cementos Progreso Trust (Cayman Islands) 7.13%, 11/6/23[1,3]	6,500,000	6,589,375
Denali Borrower LLC/Denali Finance Corp. 5.63%, 10/15/20[1]	4,000,000	3,965,000
Denver Parent Corp. 12.25%, 8/15/18[1]	12,500,000	12,187,500

		23,739,375

Notes to Financial Statements are an integral part of this Schedule.

18

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

Entertainment — 3.28%
Graton Economic Development Authority 9.63%, 9/1/19[1]	$20,955,000	$24,307,800
Production Resource Group, Inc. 8.88%, 5/1/19	7,255,000	5,241,737
WMG Acquisition Corp. 11.50%, 10/1/18	3,500,000	4,025,000

		33,574,537

Healthcare — Products — 0.87%
ConvaTec Healthcare E S.A. (Luxembourg) 10.50%, 12/15/18[1,3]	7,930,000	8,911,338

Healthcare — Services — 3.25%
Aurora Diagnostics Holdings/Aurora Diagnostics Financing, Inc. 10.75%, 1/15/18	8,500,000	6,077,500
Kindred Healthcare, Inc. 8.25%, 6/1/19	16,867,000	17,963,355
National Mentor, Inc. 12.50%, 2/15/18[1]	8,625,000	9,228,750

		33,269,605

Household Products/Wares — 0.27%
Armored Autogroup, Inc. 9.25%, 11/1/18	2,900,000	2,791,250

Internet — 0.73%
Mood Media Corp. (Canada) 9.25%, 10/15/20[1,3]	8,500,000	7,501,250

Iron/Steel — 1.12%
Edgen Murray Corp. 8.75%, 11/1/20[1]	10,000,000	11,450,000

Media — 0.78%
Nara Cable Funding II Ltd. (Ireland) 8.50%, 3/1/20[3]	5,000,000	7,979,089

Mining — 0.26%
Cuco Resources Ltd. 14.00%, 12/1/14[4]	3,500,000	2,625,000

Oil & Gas — 4.46%
ATP Oil & Gas Corp. 11.88%, 5/1/15[5]	6,640,000	33,200
Chesapeake Energy Corp. 9.50%, 2/15/15	1,150,000	1,246,312
Newfield Exploration Co. 5.75%, 1/30/22	1,000,000	1,030,000
Sanchez Energy Corp. 7.75%, 6/15/21[1]	9,000,000	9,202,500

	Shares, Principal Amount, or Number of Contracts	Value

Shelf Drilling Holdings Ltd. (United Arab Emirates) 8.63%, 11/1/18[1,3]	$5,000,000	$5,400,000
United Refining Co. 10.50%, 2/28/18	11,417,000	12,787,040
Venoco, Inc. 8.88%, 2/15/19	16,173,000	15,930,405

		45,629,457

Packaging & Containers — 0.48%
Berry Plastics Corp. 9.75%, 1/15/21	4,292,600	4,968,685

Retail — 4.57%
Claire’s Stores, Inc. 7.75%, 6/1/20[1]	14,000,000	13,020,000
Michaels Stores, Inc. 11.38%, 11/1/16	1,951,000	1,997,375
Neiman Marcus Group, Inc. 8.00%, 10/15/21[1]	10,000,000	10,450,000
Rite Aid Corp. 9.25%, 3/15/20	4,200,000	4,819,500
Rite Aid Corp. 6.75%, 6/15/21	15,750,000	16,517,813

		46,804,688

Software — 3.70%
First Data Corp. 10.63%, 6/15/21[1]	5,000,000	5,418,750
First Data Corp. 11.75%, 8/15/21[1]	2,000,000	2,110,000
First Data Corp. 11.75%, 8/15/21[1]	11,000,000	11,605,000
Nuance Communications, Inc. 5.38%, 8/15/20[1]	19,168,000	18,736,720

		37,870,470

Telecommunications — 4.49%
Alcatel-Lucent USA, Inc. 8.88%, 1/1/20[1]	8,270,000	9,221,050
Alcatel-Lucent USA, Inc. 6.75%, 11/15/20[1]	6,000,000	6,232,500
Cincinnati Bell, Inc. 8.75%, 3/15/18	13,050,000	13,702,500
Intelsat Luxembourg SA (Luxembourg) 7.75%, 6/1/21[1,3]	6,401,000	6,865,072
Nortel Networks Ltd. (Canada) 10.13%, 7/15/14[3,5]	8,500,000	9,902,500

		45,923,622

Total CORPORATE BONDS (Cost $379,802,335)		388,408,270

Notes to Financial Statements are an integral part of this Schedule.

19

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

CONVERTIBLE CORPORATE BONDS — 3.99%
Electrical Components & Equipment — 1.25%
SunPower Corp. 4.50%, 3/15/15	$8,836,000	$12,375,923
Suntech Power Holdings Co., Ltd. (China) 3.00%, 3/15/14[3,5]	4,000,000	400,000

		12,775,923

Internet — 0.24%
Equinix, Inc. 3.00%, 10/15/14	1,600,000	2,526,000

Lodging — 1.95%
MGM Resorts International 4.25%, 4/15/15	14,500,000	19,937,500

Mining — 0.08%
Great Western Minerals Group Ltd. (Canada) 8.00%, 4/6/17[3]	2,000,000	800,000

Telecommunications — 0.47%
Nortel Networks Corp. (Canada) 1.75%, 4/15/14[3,5]	1,875,000	1,856,250
Nortel Networks Corp. (Canada) 2.13%, 4/15/14[3,5]	3,000,000	2,979,375

		4,835,625

Total CONVERTIBLE CORPORATE BONDS (Cost $36,956,932)		40,875,048

COMMON STOCKS — 1.95%
Auto Manufacturers — 1.17%
General Motors Co.*	291,099	11,897,211
Motors Liquidation Co. GUC Trust*	1,276	41,024

		11,938,235

Packaging & Containers — 0.11%
Berry Plastics Group, Inc.*	50,000	1,189,500

Telecommunications — 0.67%
Cincinnati Bell, Inc.*	1,930,111	6,871,195

Total COMMON STOCK (Cost $17,551,264)		19,998,930

CONVERTIBLE PREFERRED STOCKS — 1.51%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41[4]	94,958	—

	Shares, Principal Amount, or Number of Contracts	Value
Real Estate Investment Trusts — 0.72%
Alexandria Real Estate Equities, Inc. 7.00%, 12/31/49	295,167	$7,408,692

Telecommunications — 0.79%
Lucent Technologies Capital Trust I 7.75%, 3/15/17	8,000	8,040,000

Total CONVERTIBLE PREFERRED STOCKS (Cost $14,491,202)		15,448,692

PURCHASED CALL OPTIONS — 0.36%
MGM Resorts International, Exercise Price: $21.00, Expiration Date: March, 2014*	5,000	1,475,000
Ocwen Financial Corp., Exercise Price: $55.00, Expiration Date: January, 2015*	2,425	2,182,500

Total PURCHASED CALL OPTIONS (Premiums paid $2,695,541)		3,657,500

SHORT-TERM INVESTMENTS — 36.05%
UMB Money Market Fiduciary 0.01%	368,969,787	368,969,787

Total SHORT-TERM INVESTMENTS (Cost $368,969,787)		368,969,787

WARRANTS — 0.05%
Cuco Resources Ltd. — Strike Price $4.00, Expiration Date 12/1/16*[4]	600,000	—
General Motors Co. —CW 16, Strike Price $10.00, Expiration Date 7/10/16*	8,920	277,958
General Motors Co. — CW 19, Strike Price $18.33, Expiration Date 7/10/19*	8,920	206,328

Total WARRANTS (Cost $398,024)		484,286

TOTAL INVESTMENTS (Cost $979,028,712)	97.08%	993,578,688
Other Assets less Liabilities	2.92%	29,856,539

Net Assets	100.00%	$1,023,435,227

Notes to Financial Statements are an integral part of this Schedule.

20

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

SECURITIES SOLD SHORT — (5.99)%
CORPORATE BONDS — (3.99)%
Healthcare — Products — (1.42)%
Kinetic Concepts, Inc./KCI USA, Inc. 10.50%, 11/1/18	$(12,500,000)	$(14,500,000)

Household Products/Wares — (0.29)%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 9.88%, 8/15/19	(2,699,000)	(3,029,628)

Media — (0.21)%
DISH DBS Corp. 6.75%, 6/1/21	(2,000,000)	(2,140,000)

Oil & Gas — (1.03)%
Chesapeake Energy Corp. 6.63%, 8/15/20	(2,600,000)	(2,931,500)
Chesapeake Energy Corp. 6.13%, 2/15/21	(2,015,000)	(2,181,237)
Newfield Exploration Co. 6.88%, 2/1/20	(5,000,000)	(5,406,250)

		(10,518,987)

Retail — (1.04)%
Party City Holdings, Inc. 8.88%, 8/1/20	(6,250,000)	(7,062,500)
Sears Holdings Corp. 6.63%, 10/15/18	(3,950,000)	(3,614,250)

		(10,676,750)

Total CORPORATE BONDS (Proceeds $39,013,772)		(40,865,365)

COMMON STOCKS — (1.45)%
Electrical Components & Equipment — (0.54)%
SunPower Corp.*	(185,133)	(5,518,815)

Healthcare — Services — (0.11)%
Kindred Healthcare, Inc.	(55,723)	(1,099,972)

Internet — (0.26)%
Equinix, Inc.*	(14,850)	(2,635,132)

Lodging — (0.54)%
MGM Resorts International*	(235,258)	(5,533,268)

Total COMMON STOCKS (Proceeds $11,419,532)		(14,787,187)

	Shares, Principal Amount,or Number of Contracts	Value
EXCHANGE-TRADED FUND — (0.55)%
SPDR Barclays High Yield Bond ETF	(139,308)	$(5,650,333)

Total EXCHANGE-TRADED FUND (Proceeds $5,432,778)		(5,650,333)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $55,866,082)	(5.99)%	$(61,302,885)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security. Rates disclosed are as of December 31, 2013.
[3]	Foreign security denominated in U.S. dollars.
[4]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[5]	Security is in default.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

21

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2013

SWAP CONTRACTS

Credit Default Swaps

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Merrill Lynch	Freeport-McMoRan Copper & Gold, Inc. 8.38%, 3/14/12	USD	2,000,000	Pay	1.00%	3/20/2017	$40,381	$(66,991)	Bankruptcy/FTP	NR
JP Morgan	Hess Corp. 7.00%, 2/15/14	USD	2,000,000	Pay	1.00	6/20/2018	38,660	(65,824)	Bankruptcy/FTP	BBB
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	19,320	(32,902)	Bankruptcy/FTP	BBB
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	20,175	(33,757)	Bankruptcy/FTP	BBB
Morgan Stanley	Hess Corp. 7.00%, 2/15/14	USD	1,000,000	Pay	1.00	6/20/2018	22,925	(36,507)	Bankruptcy/FTP	BBB
Credit Suisse	Hess Corp. 7.00%, 2/15/14	USD	5,000,000	Pay	1.00	9/20/2018	77,494	(135,663)	Bankruptcy/FTP	BBB
Credit Suisse	Hess Corp. 5.60%, 2/15/41	USD	1,000,000	Pay	1.00	6/20/2018	3,838	(17,419)	Bankruptcy/FTP	BBB
Goldman Sachs	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	(6,666,000)	Receive	5.00	3/20/2015	(466,620)	(18,866)	Bankruptcy/FTP	CCC-
Goldman Sachs	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	6,666,000	Pay	5.00	3/20/2017	1,316,535	(177,031)	Bankruptcy/FTP	CCC-
Credit Suisse	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	3,333,000	Pay	5.00	3/20/2017	683,265	(113,513)	Bankruptcy/FTP	CCC-
Morgan Stanley	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	2,500,000	Pay	5.00	6/20/2018	256,250	247,621	Bankruptcy/FTP	CCC-
Credit Suisse	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	1,250,000	Pay	5.00	6/20/2018	115,625	136,310	Bankruptcy/FTP	CCC-
Credit Suisse	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	1,250,000	Pay	5.00	6/20/2018	103,125	148,810	Bankruptcy/FTP	CCC-
Credit Suisse	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	1,250,000	Pay	5.00	6/20/2018	78,125	173,811	Bankruptcy/FTP	CCC-
Morgan Stanley	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	1,250,000	Pay	5.00	6/20/2018	121,875	130,061	Bankruptcy/FTP	CCC-
Morgan Stanley	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	(5,000,000)	Receive	5.00	12/20/2014	(187,500)	(81,092)	Bankruptcy/FTP	CCC-
Credit Suisse	JC Penney Corp., Inc. 6.38%, 10/15/36	USD	3,333,000	Pay	5.00	12/20/2016	349,965	190,391	Bankruptcy/FTP	CCC-

Notes to Financial Statements are an integral part of this Schedule.

22

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2013

Credit Default Swaps (continued)

Counterparty	Reference Instrument	Currency	Notional AmountB	Pay/ ReceiveA Fixed Rate	Fixed Rate	Expiration Date	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Credit Event	RatingC
Goldman Sachs	Masco Corp. 6.13%, 10/3/16	USD	500,000	Pay	1.00%	12/20/2015	$39,569	$(46,143)	Bankruptcy/FTP	BBB-
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	500,000	Pay	1.00	3/20/2016	30,352	(37,430)	Bankruptcy/FTP	BBB-
Morgan Stanley	Masco Corp. 6.13%, 10/3/16	USD	1,000,000	Pay	1.00	6/20/2016	66,736	(80,263)	Bankruptcy/FTP	BBB-
Morgan Stanley	SUPERVALU, Inc. 8.00%, 5/1/16	USD	2,500,000	Pay	5.00	12/20/2018	(103,413)	(20,284)	Bankruptcy/FTP	B-
Goldman Sachs	SUPERVALU, Inc. 8.00%, 5/1/16	USD	2,500,000	Pay	5.00	12/20/2018	(109,079)	(14,618)	Bankruptcy/FTP	B-
Goldman Sachs	SUPERVALU, Inc. 8.00%, 5/1/16	USD	2,500,000	Pay	5.00	12/20/2018	(142,039)	18,343	Bankruptcy/FTP	B-
Goldman Sachs	The Markit iTraxx Europe Crossover Index Series 19	EUR	5,096,000	Pay	5.00	6/20/2018	(333,284)	(351,311)	Bankruptcy/FTP	NA
Morgan Stanley	The Markit iTraxx Europe Sub Financials Series 20	EUR	10,000,000	Pay	5.00	12/20/2018	(2,003,612)	(449,497)	Bankruptcy/FTP	NA
Morgan Stanley	Vulcan Materials Co. 6.40%, 11/30/17	USD	3,000,000	Pay	5.00	12/20/2016	202,500	(586,772)	Bankruptcy/FTP	BB

Total Credit Default Swaps							241,168	(1,320,536)

Total Swap Contracts							$241,168	$(1,320,536)

A

If the Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument and thus the Fund is a buyer of protection. If the Fund is receiving a fixed rate, the Fund acts as guarantor of the variable instrument and thus is a seller of protection.

B	For contracts to sell protection, the notional amout is equal to the maximum potential amount of the future payments and no recourse has been entered into in association with the contracts.

C	Based on Moody’s or Standard & Poor’s credit rating for the underlying reference instrument entity (unaudited).

FTP=Failure to Pay

NR=Not Rated

NA=Not Applicable

EUR — Euro

USD — United States Dollar

Notes to Financial Statements are an integral part of this Schedule.

23

Driehaus Select Credit Fund

Schedule of Investments

December 31, 2013

SWAPTIONS

Interest Rate Swaptions

Counterparty	Floating Rate Index	Currency	Notional Amount	Pay/ Receive Fixed Rate	Exercise Rate	Expiration Date	Premium Paid (Received)	Market Value
Morgan Stanley	3-Month USD-LIBOR-BBA	USD	69,045,000	Pay	3.35%	3/20/2014	$1,500,000	$537,644

Total Interest Rate Swaptions							1,500,000	537,644

TOTAL SWAPTIONS							$1,500,000	$537,644

USD — United States Dollar

FUTURES CONTRACTS

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
U.S. 5 Year Treasury Note	(406)	March 2014	$665,030
U.S. 10 Year Treasury Note	(491)	March 2014	1,203,787
U.S. Treasury Long Bond	(132)	March 2014	348,537

Total Futures Contracts			$2,217,354

Notes to Financial Statements are an integral part of this Schedule.

24

Driehaus Event Driven Fund — Portfolio Managers’ Letter

Dear Shareholders,

The Driehaus Event Driven Fund (“Fund”) returned 10.35% from its August 26, 2013 commencement of operations through December 31, 2013.1 This return is in comparison to the performance of the Fund’s benchmark index, the S&P 500 Index (the “Benchmark”), which returned 11.94% for the same period. The Citigroup 3-Month T-Bill Index, an additional index against which the Fund’s performance may be compared, returned 0.01% for the same period.

While the Fund was launched this past August, we conceived the idea of assembling a portfolio of catalyst-driven opportunities more than a year ago. The idea was to build a portfolio with an asymmetric risk/reward profile, and have the risk come from idiosyncratic (company-specific) factors, as opposed to market factors. The end result, we hoped, would be a portfolio that would have little correlation to the broader markets, with less volatility, yet still offer plenty of expected return.

Based on our initial results, we are pleased with the Fund. So far, it appears to be meeting or exceeding the targets we had in mind when it launched. Further, the reception by our investors has been quite positive. We continue to believe the Fund is fairly unique and is meeting a need in the market that is underserved.

For the period since inception, the trades that made the most significant contributions to returns were those in the corporate action and market dislocation event categories. Corporate action trades center on changes to a company’s strategy or capital structure as a result of mergers, acquisitions, spin-offs, lawsuits, etc., while market dislocation trades are based on a mispricing between securities, often caused by non-fundamental factors. While a rising equity market generally helped trades in both of these event categories, strong security selection was the most important factor to returns. All of our trades can be structured with one or multiple legs that may include bonds, equities, options or other securities. We continue to find attractive trades in these areas, as we believe the market is mispricing investor reactions to several pending events.

The most significant detractors from performance since inception were the portfolio hedges and earnings trades. Within the portfolio hedges category, trades structured to protect against increased market volatility detracted, as volatility remained muted. Volatility trades are generally constructed by implementing option strategies, such as straddles or strangles on the S&P 500 Index or other indices. Earnings trades, which are based on a thesis involving an upside or downside surprise to earnings versus market expectations, also detracted because, in a few instances, the market reactions to earnings announcements worked against our positions. Earnings trades are typically structured using options to help isolate the event, minimize our capital at risk and incorporate our views on volatility and market expectations into the trade.

We expect that cash holdings of the Fund will vary significantly based on the use of equity and credit derivatives. Generally, the more derivatives held within the Fund, the higher its cash balance. At year end, the Fund had a cash balance of approximately 30%, which is within the range we would anticipate for this Fund and appropriate based on the Fund’s derivative exposures.

Within the Fund, we seek to have lower volatility than the Benchmark. Since the Fund’s August 26, 2013 commencement of operations through December 31, 2013, it has seen average volatility of 6.56% versus the Benchmark’s average volatility of 10.17% for the same period. We also seek to provide some diversification. For the since-inception time period, the Fund’s correlation to the Benchmark is 0.60.

Looking ahead, we are encouraged by a relatively healthy backdrop for opportunities across event types, which should help sustain a healthy pipeline of ideas for the Fund in 2014. Recently, the bulk of our new positions have had an equity flavor to them, but as market conditions change, so too will the composition of the opportunity set. A post-taper market is likely to see increasing opportunities for trades between asset classes, which will benefit managers with the expertise and flexibility to invest across a company’s capital structure.

25

Thank you for your interest in the Driehaus Event Driven Fund. We appreciate your confidence in our management capabilities.

Sincerely,

K.C. Nelson	Adam Abbas	Michael Caldwell
Portfolio Manager	Assistant Portfolio Manager	Assistant Portfolio Manager

[1]	During this period, the Fund’s returns reflect fee waivers and/or expense reimbursements without which performance would have been lower.

Performance is historical and does not represent future results.

Please see the following performance page for index definitions.

26

Driehaus Event Driven Fund

Performance Overview (unaudited)

The performance summarized below is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. Performance data presented measures the change in the value of an investment in the Fund, assuming reinvestment of all dividends and capital gains.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph compares the results of a $10,000 investment in the Fund since August 26, 2013 (the date of the Fund’s inception), with all dividends and capital gains reinvested, with the indicated indices (and dividends reinvested) for the same period.

Cumulative Total Returns as of 12/31/13	Since Inception (08/26/13 - 12/31/13)
Driehaus Event Driven Fund (DEVDX)[1]	10.35%
S&P 500 Index[2]	11.94%
Citigroup 3-Month T-Bill Index[3]	0.01%

[1]	The returns for the periods reflect fee waivers and/or reimbursements without which performance would have been lower.

[2]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity and industry group. It is a market-weighted index, with each stock’s weight in the index proportionate to its market value.

[3]

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns reflect reinvestment of all distributions and changes in market prices.

27

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

BANK LOANS — 4.80%
Diversified Financial Services — 2.39%
Sears Roebuck Acceptance Corp. 5.50%, 6/30/18[2]	$1,000,000	$1,004,464

Oil & Gas — 2.41%
Shelf Drilling Midco Ltd. (United Arab Emirates) 10.00%, 10/7/18[2]	1,000,000	1,012,500

Total BANK LOANS (Cost $1,976,584)		2,016,964

CORPORATE BONDS — 17.40%
Banks — 1.39%
Royal Bank of Scotland Group PLC (United Kingdom) 5.50%, 11/29/49	500,000	582,955

Diversified Financial Services — 2.32%
Denver Parent Corp. 12.25%, 8/15/18[1]	1,000,000	975,000

Leisure Time — 1.34%
Viking Cruises Ltd. 8.50%, 10/15/22[1]	500,000	565,000

Oil & Gas — 1.75%
ATP Oil & Gas Corp. 11.88%, 5/1/15[4]	1,360,000	6,800
United Refining Co. 10.50%, 2/28/18	650,000	728,000

		734,800

Real Estate Management — 1.17%
Newland International Properties Corp. (Panama) 9.50%, 7/3/17	739,980	490,237

Software — 2.58%
First Data Corp. 10.63%, 6/15/21[1]	1,000,000	1,083,750

Telecommunications — 6.85%
Alcatel-Lucent USA, Inc. 8.88%, 1/1/20[1]	1,000,000	1,115,000
Axtel SAB de CV (Mexico) 9.00%, 9/22/19	750,000	600,000
Nortel Networks Ltd. (Canada) 10.13%, 7/15/14[4]	1,000,000	1,165,000

		2,880,000

Total CORPORATE BONDS (Cost $6,962,185)		7,311,742

CONVERTIBLE CORPORATE BONDS — 6.18%
Auto Manufacturers — 2.20%
Ford Motor Co. 4.25%, 11/15/16	500,000	922,500

	Shares, Principal Amount, or Number of Contracts	Value

Electronics — 2.77%
InvenSense, Inc. 1.75%, 11/1/18[1]	$1,000,000	$1,165,625

Oil & Gas — 1.21%
Alon USA Energy, Inc. 3.00%, 9/15/18[1]	400,000	508,000

Total CONVERTIBLE CORPORATE BONDS (Cost $2,295,374)		2,596,125

COMMON STOCKS — 28.06%
Auto Manufacturers — 4.44%
Ford Otomotiv Sanayi AS (Turkey)	30,000	316,891
General Motors Co.*	35,898	1,467,168
Motors Liquidation Co. GUC Trust*	2,555	82,143

		1,866,202

Biotechnology — 3.73%
Ambit Biosciences Corp.*	20,000	192,800
Epizyme, Inc.*	27,500	572,000
XOMA Corp.*	119,231	802,425

		1,567,225

Commercial Services — 2.54%
Anhanguera Educacional Participacoes SA (Brazil)	81,000	511,550
Monro Muffler Brake, Inc.	6,000	338,160
Xoom Corp.*	8,000	218,960

		1,068,670

Internet — 3.64%
Digital Garage, Inc. (Japan)	36,332	942,886
RingCentral, Inc., Class A*	32,000	587,840

		1,530,726

Mining — 1.17%
African Minerals Ltd. (United Kingdom)*	150,000	492,424

Oil & Gas — 1.74%
Genel Energy PLC (United Kingdom)*	14,000	249,213
Pacific Rubiales Energy Corp. (Colombia)	28,000	483,404

		732,617

Pharmaceuticals — 3.62%
AcelRx Pharmaceuticals, Inc.*	107,482	1,215,622
TetraLogic Pharmaceuticals Corp.*	32,143	306,001

		1,521,623

Notes to Financial Statements are an integral part of this Schedule.

28

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value

Semiconductors — 4.09%
Applied Micro Circuits Corp.*	128,600	$1,720,668

Software — 3.09%
inContact, Inc.*	166,000	1,296,460

Total COMMON STOCKS (Cost $10,783,350)		11,796,615

CONVERTIBLE PREFERRED STOCKS — 0.00%
Auto Manufacturers — 0.00%
General Motors Corp. Senior Convertible Preferred Escrow — B 5.25%, 3/6/34[3]	25,000	—
General Motors Corp. Senior Convertible Preferred Escrow — C 7.25%, 4/15/41[3]	162,750	—

		—

Total CONVERTIBLE PREFERRED STOCKS (Cost $1,877)		—

PREFERRED STOCKS — 2.49%
Holding Companies — Diversified — 2.49%
Pitney Bowes International Holdings, Inc. 6.13%, 10/30/16	1,000	1,045,062

Total PREFERRED STOCKS (Cost $994,750)		1,045,062

PURCHASED CALL OPTIONS — 0.12%
Aeropostale, Inc., Exercise Price: $16.00, Expiration Date: January, 2014*	1,275	—
Xoom Corp., Exercise Price: $30.00, Expiration Date: January, 2014*	500	47,500
Xoom Corp., Exercise Price: $35.00, Expiration Date: April, 2014*	150	4,500

Total PURCHASED CALL OPTIONS (Premiums paid $198,823)		52,000

PURCHASED PUT OPTIONS — 0.05%
iShares 20+ Year Treasury Bond ETF, Exercise Price: $98.00, Expiration Date: March, 2014*	187	20,570

Total PURCHASED PUT OPTIONS (Premiums paid $56,294)		20,570

	Shares, Principal Amount, or Number of Contracts	Value

SHORT-TERM INVESTMENTS — 29.86%
Northern Institutional U.S. Government Select Portfolio 0.01%	12,550,328	$12,550,328

Total SHORT-TERM INVESTMENTS (Cost $12,550,328)		12,550,328

WARRANTS — 0.06%
General Motors Co. — CW 16, Strike Price $10.00, Expiration Date7/10/16*	491	15,308
General Motors Co. — CW 19, Strike Price $18.33, Expiration Date 7/10/19*	491	11,363

Total WARRANTS (Cost $15,970)		26,671

TOTAL INVESTMENTS (Cost $35,835,535)	89.02%	$37,416,077
Other Assets less Liabilities	10.98%	4,617,048

Net Assets	100.00%	$42,033,125

SECURITIES SOLD SHORT — (11.55)%
CORPORATE BONDS — (3.41)%
Leisure Time — (1.24)%
MISA Investments Ltd. 8.63%, 8/15/18 [1]	(500,000)	(520,000)

Retail — (2.17)%
Sears Holdings Corp. 6.63%, 10/15/18	(1,000,000)	(915,000)

Total CORPORATE BONDS (Proceeds $1,445,595)		(1,435,000)

COMMON STOCKS — (2.83)%
Auto Manufacturers — (1.49)%
Ford Motor Co.	(40,583)	(626,196)

Internet — (1.34)%
Kakaku.com, Inc. (Japan)	(32,100)	(562,992)

Total COMMON STOCKS (Proceeds $1,270,664)		(1,189,188)

WRITTEN CALL OPTIONS — (0.10)%
XOMA Corp., Exercise Price: $7.50, Expiration Date: March, 2014*	(500)	(42,500)

Total WRITTEN CALL OPTIONS (Premiums received $34,482)		(42,500)

Notes to Financial Statements are an integral part of this Schedule.

29

Driehaus Event Driven Fund

Schedule of Investments

December 31, 2013

	Shares, Principal Amount, or Number of Contracts	Value
EXCHANGE-TRADED FUND — (5.21)%
iShares Russell 2000 Value ETF	(22,000)	$(2,189,000)

Total EXCHANGE-TRADED FUND (Proceeds $2,125,461)		(2,189,000)

TOTAL INVESTMENT SECURITIES SOLD SHORT (Proceeds $4,876,202)	(11.55)%	$(4,855,688)

*	Non-income producing security.
[1]	144A restricted security.
[2]	Variable rate security. Rates disclosed are as of December 31, 2013.
[3]

Security valued at fair value as determined in good faith by Driehaus Capital Management LLC, investment adviser to the Fund, in accordance with procedures established by, and under the general supervision of, the Trust’s Board of Trustees.

[4]	Security is in default.

Percentages are stated as a percent of net assets.

Notes to Financial Statements are an integral part of this Schedule.

30

Statements of Assets and Liabilities

December 31, 2013

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund
ASSETS:
Investment securities, at fair value (cost $4,419,445,137, $976,333,171 and $35,580,418, respectively)	$4,545,360,909	$989,921,188	$37,343,507
Purchased options, at fair value (premiums paid $0, $2,695,541 and $255,117, respectively)	—	3,657,500	72,570
Purchased swaptions, at fair value (cost $4,000,000, $1,500,000 and $0, respectively)	1,433,719	537,644	—
Foreign currency at fair value (cost $0, $0 and $37,947)	—	—	37,832
Unrealized appreciation on open swap contracts	3,652,820	1,045,347	—
Premiums paid on open swap contracts	27,732,787	3,586,715	—
Cash	594,637	—	—
Collateral held at custodian for the benefit of brokers	424,201,175	77,029,208	8,443,505
Receivable for investment securities sold	6,461,606	—	—
Receivable for fund shares sold	13,794,561	15,353,011	1,659,500
Receivable for interest and dividends	29,043,514	10,528,167	232,591
Receivable for variation margin	764,768	184,326	—
Prepaid expenses	72,610	35,075	15,525

TOTAL ASSETS	5,053,113,106	1,101,878,181	47,805,030

LIABILITIES:
Payable for investment securities sold short, at fair value (proceeds $254,479,903, $55,866,082 and $4,841,720, respectively)	288,845,817	61,302,885	4,813,188
Written options outstanding, at fair value (premiums received $0, $0 and $34,482, respectively)	—	—	42,500
Unrealized depreciation on open swap contracts	38,678,888	2,365,883	—
Premiums received on open swap contracts	19,490,228	3,345,547	—
Payable for fund shares redeemed	4,371,949	220,468	3,400
Payable for investment securities purchased	87,556,933	9,242,923	756,582
Payable for interest and dividends on securities sold short	3,095,274	965,480	34,292
Payable to affiliate	2,121,050	649,035	48,663
Accrued shareholder services plan fees	628,934	136,662	860
Accrued administration and accounting fees	121,836	55,079	5,096
Accrued chief compliance officer fees	121	122	121
Accrued expenses	399,193	158,870	67,203

TOTAL LIABILITIES	445,310,223	78,442,954	5,771,905

NET ASSETS	$4,607,802,883	$1,023,435,227	42,033,125

SHARES OUTSTANDING (Unlimited shares authorized, no par value)	427,756,428	100,618,267	3,914,091

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.77	$10.17	$10.74

NET ASSETS CONSISTED OF THE FOLLOWING AT DECEMBER 31, 2013:
Paid-in-capital	$4,728,628,404	$1,013,655,827	$39,798,644
Undistributed net investment income (loss)	39,781,769	(558,062)	(27,560)
Undistributed net realized gain (loss) on investments, option, futures, swap contracts and foreign currency	(224,011,359)	1,288,446	661,099
Net unrealized appreciation (depreciation) on:
Investments	125,915,772	13,588,017	1,763,089
Purchased options	—	961,959	(182,547)
Securities sold short	(34,365,914)	(5,436,803)	28,532
Written options	—	—	(8,018)
Purchased swaptions	(2,566,281)	(962,356)	—
Futures contracts	9,445,317	2,217,354	—
Swap contracts	(35,026,068)	(1,320,536)	—
Foreign currency	—	—	(115)
Foreign currency translations	1,243	1,381	1

NET ASSETS	$4,607,802,883	$1,023,435,227	$42,033,125

Notes to Financial Statements are an integral part of these Statements.

31

Statements of Operations

For year ended December 31, 2013

	Driehaus Active Income Fund	Driehaus Select Credit Fund	Driehaus Event Driven Fund*
INVESTMENT INCOME (LOSS):
Interest income (net of $0, $0 and $214 of non-reclaimable foreign taxes withheld, respectively)	$131,332,703	$29,573,901	$107,850
Dividend income (net of $0, $0 and $692 of non-reclaimable foreign taxes withheld, respectively)	10,539,777	898,835	35,206

Total investment income	141,872,480	30,472,736	143,056

Expenses:
Investment advisory fees	19,794,830	4,887,663	114,621
Shareholder services plan fees	5,577,524	981,902	1,206
Administration and fund accounting fees	1,199,765	394,383	21,041
Transfer agent fees and expenses	751,737	256,298	8,794
Federal and state registration fees	357,595	138,473	13,736
Reports to shareholders	165,910	60,746	6,500
Trustees’ fees	159,181	44,289	4,519
Custody fees	131,288	29,649	1,056
Legal fees	90,626	27,464	2,325
Audit and tax fees	49,450	49,450	52,000
Chief compliance officer fees	6,111	6,111	1,476
Interest on short positions	6,621,021	3,409,191	75,958
Dividends on short positions	3,784,865	231,809	20,707
Interest expense	2,056,112	515,671	18,296
Miscellaneous	172,269	51,355	6,169

Total expenses	40,918,284	11,084,454	348,404
Investment advisory fees waived	—	—	(4,008)

Net expenses	40,918,284	11,084,454	344,396

Net investment income (loss)	100,954,196	19,388,282	(201,340)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on transactions from:
Investments	21,969,993	5,050,391	1,554,592
Purchased options	(87,577,911)	(14,255,128)	78,247
Securities sold short	(12,587,383)	2,976,913	275,088
Written options	91,272,977	16,091,218	484,208
Futures contracts	(13,699,587)	(3,749,557)	(437,699)
Swap contracts	(21,549,037)	(1,358,280)	(112,027)
Foreign currency	(408,651)	(14,579)	(3,569)

Total net realized gain (loss) on investments	(22,579,599)	4,740,978	1,838,840

Change in net unrealized appreciation (depreciation) on:
Investments	52,986,565	16,799,875	1,763,089
Purchased options	12,352,402	2,723,633	(182,547)
Short positions	(22,109,172)	(4,822,114)	28,532
Written options	(15,312,963)	(936,921)	(8,018)
Futures contracts	6,043,724	2,127,839	—
Swap contracts	(3,285,246)	(424,854)	—
Purchased swaptions	(2,566,281)	(962,356)	—
Foreign currency	—	—	(115)
Foreign currency translations	1,243	1,381	1

Total change in net unrealized appreciation (depreciation) on investments	28,110,272	14,506,483	1,600,942

Net realized and unrealized gain (loss) on investments	5,530,673	19,247,461	3,439,782

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,484,869	$38,635,743	$3,238,442

*	Fund commenced operations on August 26, 2013.

Notes to Financial Statements are an integral part of these Statements.

32

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33

Statements of Changes in Net Assets

	Driehaus Active Income Fund		Driehaus Select Credit Fund
	Year ended December 31, 2013	Year ended December 31, 2012	Year ended December 31, 2013	Year ended December 31, 2012
Operations:
Net investment income (loss)	$100,954,196	$110,690,096	$19,388,282	$15,968,716
Net realized gain (loss) on investments	(22,579,599)	(110,761,706)	4,740,978	(982,060)
Net change in unrealized appreciation (depreciation) on investments	28,110,272	230,980,504	14,506,483	4,735,460

Net increase (decrease) in net assets resulting from operations	106,484,869	230,908,894	38,635,743	19,722,116

Distributions:
Net investment income	(74,335,357)	(67,114,475)	(20,366,889)	(14,216,095)
Net capital gains	—	—	(3,845,894)	—

Total distributions	(74,335,357)	(67,114,475)	(24,212,783)	(14,216,095)

Capital share transactions:
Proceeds from shares sold	2,722,918,458	1,321,631,772	820,203,191	236,144,860
Reinvested distributions	43,039,239	54,187,169	17,481,030	11,378,976
Cost of shares redeemed	(1,057,325,798)	(1,102,326,211)	(153,795,032)	(112,017,532)

Net increase from capital transactions	1,708,631,899	273,492,730	683,889,189	135,506,304

Total increase in net assets	1,740,781,411	437,287,149	698,312,149	141,012,325

NET ASSETS:

Beginning of period	$2,867,021,472	$2,429,734,323	$325,123,078	$184,110,753

End of period	$4,607,802,883	$2,867,021,472	$1,023,435,227	$325,123,078

Undistributed net investment income (loss)	$39,781,769	$31,636,794	$(558,062)	$1,255,836

Capital share transactions in shares:
Shares sold	253,362,227	125,838,382	81,193,431	23,833,725
Reinvested distributions	4,010,113	5,173,996	1,733,262	1,149,636
Shares redeemed	(98,271,129)	(105,128,123)	(15,242,049)	(11,282,895)

Net increase	159,101,211	25,884,255	67,684,644	13,700,466

*	Fund commenced operations on August 26, 2013.

Notes to Financial Statements are an integral part of these Statements.

34

Statements of Changes in Net Assets

Driehaus Event Driven Fund
For the period August 26, 2013* through December 31, 2013

$(201,340)
1,838,840
1,600,942

3,238,442

—
(1,024,950)

(1,024,950)

40,436,692
1,024,404
(1,641,463)

39,819,633

42,033,125

$—

$42,033,125

$(27,560)

3,972,158
97,100
(155,167)

3,914,091

Notes to Financial Statements are an integral part of these Statements.

35

Driehaus Active Income Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2010	For the period ended October 1, 2009* through December 31, 2009	For the year ended September 30, 2009
Net asset value, beginning of period	$10.67	$10.01	$11.05	$10.81	$12.12	$10.17

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.30	0.44	0.48	0.36	0.09	0.38
Net realized and unrealized gain (loss) on investments	0.02	0.49	(1.09)	0.20	0.26	1.61

Total from investment operations	0.32	0.93	(0.61)	0.56	0.35	1.99

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.22)	(0.27)	(0.43)	(0.26)	(1.66)	(0.04)
Net realized gains	—	—	— †	(0.06)	—	—

Total distributions	(0.22)	(0.27)	(0.43)	(0.32)	(1.66)	(0.04)

Net asset value, end of period	$10.77	$10.67	$10.01	$11.05	$10.81	$12.12

Total Return	2.99%	9.34%	(5.61)%	5.18%	2.87%[1]	19.66%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$4,607,803	$2,867,021	$2,429,734	$2,183,062	$1,259,714	$1,036,182
Ratio of total expenses to average net assets	1.14%[3]	1.31%[5]	1.01%[7]	1.79%[9]	1.99%[2,11]	1.96%[13]
Ratio of net investment income to average net assets	2.80%[4]	4.22%[6]	4.44%[8]	3.24%[10]	2.85%[2,12]	3.52%[14]
Portfolio turnover rate	48%	42%	55%	51%	7%[1]	150%

*	Fiscal year end change to December 31.

†	Represents less than $0.01 per share.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.79%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.15%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.63%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.88%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.58%.

[9]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.92%.

[10]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.12%.

[11]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.96%.

[12]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 3.88%.

[13]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 0.91%.

[14]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the net investment income to average net assets was 4.56%.

Notes to Financial Statements are an integral part of this Schedule.

36

Driehaus Select Credit Fund

Financial Highlights

	For the year ended December 31, 2013	For the year ended December 31, 2012	For the year ended December 31, 2011	For the period September 30, 2010* to December 31, 2010
Net asset value, beginning of period	$9.87	$9.57	$10.26	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.32	0.58	0.57	0.05
Net realized and unrealized gain (loss) on investments	0.33	0.21	(0.84)	0.29

Total from investment operations	0.65	0.79	(0.27)	0.34

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.31)	(0.49)	(0.42)	(0.06)
Net realized gain	(0.04)	—	—	—
Tax return of capital	—	—	—	(0.02)

Total distributions	(0.35)	(0.49)	(0.42)	(0.08)

Net asset value, end of period	$10.17	$9.87	$9.57	$10.26

Total Return	6.62%	8.37%	(2.64)%	3.43%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$1,023,435	$325,123	$184,111	$23,639
Ratio of total expenses to average net assets including waivers and recapture	1.81%[3]	1.69%[5]	1.87%[7]	2.15%[2,9]
Ratio of total expenses to average net assets before waivers and recapture	1.81%[3]	1.69%[5]	1.81%[7]	3.54%[2,9]
Ratio of net investment income to average net assets, including waivers and recapture	3.17%[4]	5.82%[6]	5.75%[8]	1.98%[2,10]
Ratio of net investment income to average net assets, before waivers and recapture	3.17%[4]	5.82%[6]	5.81%[8]	0.59%[2,10]
Portfolio turnover rate	54%	78%	64%	52%[1]

*	Fund commenced operations on September 30, 2010.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.13%.

[4]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 3.85%.

[5]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets was 1.23%.

[6]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets was 6.28%.

[7]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, including recapture, was 1.43%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before recapture was 1.37%.

[8]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets, including recapture, was 6.20%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before recapture was 6.26%.

[9]

The ratio of expenses to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets, less waivers, was 1.75%. Excluding dividends and interest on short positions and interest expense, the ratio of expenses to average net assets before waivers was 3.14%.

[10]

The ratio of net investment income to average net assets includes dividends and interest on short positions and interest expense. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets, less waivers, was 2.38%. Excluding dividends and interest on short positions and interest expense, the ratio of net investment income to average net assets before waivers was 0.99%.

Notes to Financial Statements are an integral part of this Schedule.

37

Driehaus Event Driven Fund

Financial Highlights

For the period August 26, 2013* through December 31, 2013
Net asset value, beginning of period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.06)
Net realized and unrealized gain (loss) on investments	1.09

Total from investment operations	1.03

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains	(0.29)

Net asset value, end of period	$10.74

Total Return	10.35%[1]
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in 000’s)	$42,033
Ratio of total expenses to average net assets including waivers	3.00%[2,3]
Ratio of total expenses to average net assets before waivers	3.03%[2,3]
Ratio of net investment income (loss) to average net assets including waivers	(1.75)%[2,4]
Ratio of net investment income (loss) to average net assets before waivers	(1.78)%[2,4]
Portfolio turnover rate	104%[1]

*	Fund commenced operations on August 26, 2013.

[1]	Not annualized.

[2]	Annualized.

[3]

The ratio of expenses to average net assets includes dividends and interest on short positions. Excluding dividends and interest on short positions, the ratio of expenses to average net assets, less waivers, was 2.00%. Excluding dividends and interest on short positions, the ratio of expenses to average net assets before waivers was 2.03%.

[4]

The ratio of net investment income (loss) to average net assets includes dividends and interest on short positions. Excluding dividends and interest on short positions, the ratio of net investment income (loss) to average net assets, less waivers, was (0.75)%. Excluding dividends and interest on short positions, the ratio of net investment income (loss) to average net assets before waivers was (0.78)%.

Notes to Financial Statements are an integral part of this Schedule.

38

Driehaus Mutual Funds

Notes to Financial Statements

A.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

The Driehaus Mutual Funds (the “Trust”) is an open-end registered management investment company, organized as a Delaware statutory trust, with ten separate series currently in operation. The Trust was organized under an Agreement and Declaration of Trust dated May 31, 1996, as subsequently amended and restated as of June 6, 2013, and may issue an unlimited number of full and fractional units of beneficial interest (shares) without par value. The Driehaus Active Income Fund (the “Active Income Fund”) commenced operations on June 1, 2009 following the receipt of the assets and liabilities of the Lotsoff Capital Management Active Income Fund (the “Acquired Fund”) pursuant to a plan of reorganization approved by the shareholders of the Acquired Fund. The reorganization was accomplished by a tax-free exchange of Acquired Fund shares for an equal number of shares of the Active Income Fund as of June 1, 2009. The Active Income Fund seeks to provide current income and capital appreciation. The Active Income Fund was closed to new investors as of March 1, 2011. The Driehaus Select Credit Fund (the “Select Credit Fund”) commenced operations on September 30, 2010. The Select Credit Fund seeks to provide positive returns under a variety of market conditions. The Select Credit Fund was closed to new investors as of January 31, 2014. The Driehaus Event Driven Fund (the “Event Driven Fund” and together with the Active Income Fund and Select Credit Fund, the “Funds”) commenced operations on August 26, 2013, following the receipt of the assets and liabilities of the Driehaus Credit Opportunities Fund, L.P. The Event Driven Fund seeks to provide positive returns over full market cycles.

Significant Accounting Policies

The presentation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

Securities Valuation

Investments in securities traded on a national securities exchange, including exchange-traded futures and options, are valued at the last reported sales or settlement price on the day of valuation and are generally classified as level 1. Securities traded on the Nasdaq markets are valued at the Nasdaq Official Closing Price (“NOCP”) and are generally classified as level 1. Exchange-traded securities for which no sale was reported and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the closing bid and ask prices from the exchange the security is primarily traded on and are generally classified as level 1. Long-term fixed income securities are valued at the representative quoted bid price when held long or the representative quoted ask price if sold short or, if such prices are not available, at prices for securities of comparable maturity, quality and type or as determined by an independent pricing service and are generally classified as level 2. Short-term investments with remaining maturities of 60 days or less at the time of purchase are stated at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short-term securities are reported at fair value. These securities are generally classified as level 2. Swaps, forward foreign currency contracts and other financial derivatives are valued daily, primarily by an independent pricing service using pricing models and are generally classified as level 2. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees and are generally classified as level 3. Under these procedures, the Funds primarily employ a market-based approach, which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment to determine the fair value of the investment. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market existed for the investments, and such differences could be material.

39

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Each Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Level 1 — quoted prices for active markets for identical securities

Level 2 — significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The Funds adopted the Financial Accounting Standards Board (“FASB”) amendments to authoritative guidance which require the Funds to disclose details of transfers in and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers. During the period ended December 31, 2013, there were no significant transfers between levels for the Active Income Fund, Select Credit Fund or Event Driven Fund. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Active Income Fund’s investments as of December 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$209,246,673	$—	$209,246,673
Bank Loans	—	1,240,785,863	—	1,240,785,863
Common Stocks
Auto Manufacturers	35,505,782	—	—	35,505,782
Convertible Corporate Bonds	—	226,765,900	—	226,765,900
Convertible Preferred Stocks
Auto Manufacturers	—	—	—	—
Banks	27,397,142	—	—	27,397,142
Telecommunications	13,981,560	—	—	13,981,560
Corporate Bonds	—	1,240,813,028	—	1,240,813,028
Short-Term Investments	1,155,768,679	—	—	1,155,768,679
Preferred Stocks
Banks	45,727,058	—	—	45,727,058
Diversified Financial Services	24,140,750	—	—	24,140,750
Holding Companies — Diversified	—	60,514,344	—	60,514,344
Telecommunications	—	44,147,286	—	44,147,286
U.S. Government and Agency Securities	—	192,543,124	—	192,543,124
Warrants	28,023,720	—	—	28,023,720

Total	$1,330,544,691	$3,214,816,218	$—	$4,545,360,909

40

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Manufacturers	$(53,880,557)	$—	$—	$(53,880,557)
Banks	(9,782,958)	—	—	(9,782,958)
Healthcare — Services	(5,102,277)	—	—	(5,102,277)
Internet	(24,787,702)	—	—	(24,787,702)
Lodging	(13,970,268)	—	—	(13,970,268)
Real Estate Investment Trusts	(41,530,287)	—	—	(41,530,287)
Corporate Bonds	—	(117,190,316)	—	(117,190,316)
Exchange-Traded Fund	(22,601,452)	—	—	(22,601,452)

Total	$(171,655,501)	$(117,190,316)	—	$(288,845,817)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$31,385,607	—	$31,385,607
Credit Default Swaps — Liabilities	—	(58,169,116)	—	(58,169,116)
Futures Contracts	9,445,317	—	—	9,445,317
Interest Rate Swaptions	—	1,433,719	—	1,433,719

Total	$9,445,317	$(25,349,790)	$—	$(15,904,473)

*	Other financial instruments are swap and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Active Income Fund:

Investments, at Value
Balance as of December 31, 2012	$—
Net realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2013	$—

As of December 31, 2013, the Active Income Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. As a part of the ongoing restructuring of General Motors, any value previously ascribed to these holdings has been transferred to the General Motors Co. Motors Liquidation Co. GUC Trust common stock, which is freely and actively traded, and therefore the senior convertible preferred stock was fair valued at $0.

41

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following is a summary of the inputs used to value the Select Credit Fund’s investments as of December 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$13,787,584	$—	$13,787,584
Bank Loans	—	141,948,591	—	141,948,591
Common Stocks
Auto Manufacturers	11,938,235	—	—	11,938,235
Packaging & Containers	1,189,500	—	—	1,189,500
Telecommunications	6,871,195	—	—	6,871,195
Convertible Corporate Bonds	—	40,875,048	—	40,875,048
Convertible Preferred Stocks
Auto Manufacturers	—	—	—	—
Real Estate Investment Trusts	7,408,692	—	—	7,408,692
Telecommunications	8,040,000	—	—	8,040,000
Corporate Bonds	—	385,783,270	2,625,000	388,408,270
Purchased Call Options	3,657,500	—	—	3,657,500
Short-Term Investments	368,969,787	—	—	368,969,787
Warrants	484,286	—	—	484,286

Total	$408,559,195	$582,394,493	$2,625,000	$993,578,688

Liabilities
Common Stocks
Electrical Components & Equipment	$(5,518,815)	$—	$—	$(5,518,815)
Health Care — Services	(1,099,972)	—	—	(1,099,972)
Internet	(2,635,132)	—	—	(2,635,132)
Lodging	(5,533,268)	—	—	(5,533,268)
Corporate Bonds	—	(40,865,365)	—	(40,865,365)
Exchange-Traded Fund	(5,650,333)	—	—	(5,650,333)

Total	$(20,437,520)	$(40,865,365)	$—	$(61,302,885)

Other Financial Instruments*
Credit Default Swaps — Assets	$—	$4,632,062	$—	$4,632,062
Credit Default Swaps — Liabilities	—	(5,711,430)	—	(5,711,430)
Futures Contracts	2,217,354	—	—	2,217,354
Interest Rate Swaptions	—	537,644	—	537,644

Total	$2,217,354	$(541,724)	$—	$1,675,630

*	Other financial instruments are swap and futures contracts and interest rate swaptions, which are detailed in the Schedule of Investments.

42

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Select Credit Fund:

Investments, at Value
Balance as of December 31, 2012	$4,500,000
Net realized gain (loss)	(157)
Change in net unrealized appreciation (depreciation)	625,000
Purchases	—
Sales	(2,499,843)
Transfers in and/or out of Level 3	—

Balance as of December 31, 2013	$2,625,000

As of December 31, 2013, the Select Credit Fund held Level 3 investments, including Cuco Resources Ltd. (corporate bond and warrant), valued at fair value as determined in good faith in accordance with procedures established by or under the direction of the Trust’s Board of Trustees. Factors considered in fair valuing the bond position included the likelihood and pricing of a successful equity raise by the company and the implications of failing to raise additional equity, including a possible restructuring. Given these considerations, the likelihood of the various scenarios and the expected outcome for each scenario, the bond position was fair valued at 75% of its principal amount. In addition, taking into consideration the strike price for the warrants, the current equity valuations in the mining space, the uncertainty regarding the potential success of a future equity raise and the potential for a future restructuring, the warrant was fair valued at $0. The Select Credit Fund also held an investment in General Motors Corp. senior convertible preferred stock, which was valued in the same manner as described above for the Active Income Fund.

The following is a summary of the inputs used to value the Event Driven Fund’s investments as of December 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
Bank Loans	$—	$2,016,964	$—	$2,016,964
Common Stocks
Auto Manufacturers	1,866,202	—	—	1,866,202
Biotechnology	1,567,225	—	—	1,567,225
Commercial Services	1,068,670	—	—	1,068,670
Internet	1,530,726	—	—	1,530,726
Mining	492,424	—	—	492,424
Oil & Gas	732,617	—	—	732,617
Pharmaceuticals	1,521,623	—	—	1,521,623
Semiconductors	1,720,668	—	—	1,720,668
Software	1,296,460	—	—	1,296,460
Convertible Corporate Bonds	—	2,596,125	—	2,596,125
Convertible Preferred Stocks
Auto Manufacturers	—	—	—	—
Corporate Bonds	—	7,311,742	—	7,311,742
Preferred Stocks
Holding Companies — Diversified	—	1,045,062	—	1,045,062
Purchased Call Options	52,000	—	—	52,000
Purchased Put Options	20,570	—	—	20,570
Short-Term Investments	12,550,328	—	—	12,550,328
Warrants	26,671	—	—	26,671

Total	$24,446,184	$12,969,893	$—	$37,416,077

43

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Manufacturers	$(626,196)	$—	$—	$(626,196)
Internet	(562,992)	—	—	(562,992)
Corporate Bonds	—	(1,435,000)	—	(1,435,000)
Exchange-Traded Fund	(2,189,000)	—	—	(2,189,000)
Written Call Options	(42,500)	—	—	(42,500)

Total	$(3,420,688)	$(1,435,000)	$—	$(4,855,688)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value in the Event Driven Fund:

Investments, at Value
Balance at inception on August 26, 2013	$1,878
Net realized gain (loss)	—
Change in net unrealized appreciation (depreciation)	(1,878)
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—

Balance as of December 31, 2013	$—

As of December 31, 2013, the Event Driven Fund held Level 3 investments in General Motors Corp. senior convertible preferred stock, which were valued in the same manner as described above for the Active Income Fund.

Securities Sold Short

The Funds are engaged in selling securities short, which obligates them to replace a borrowed security with the same security at current market value. Each Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. Each Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in “Collateral held at custodian for the benefit of brokers” on the Statements of Assets and Liabilities. Each Fund is obligated to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Funds on the Statements of Operations.

Federal Income Taxes

The Funds’ policy is to comply or continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

The FASB’s “Accounting for Uncertainty in Income Taxes” (“Tax Statement”) requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of the Tax Statement and all of the uncertain tax positions and has determined that no liability is required to be recorded in the financial

44

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

statements as of December 31, 2013. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax years ended December 31, 2010, December 31, 2011, December 31, 2012 and December 31, 2013 remain subject to examination by taxing authorities.

For Federal income tax purposes, capital loss carryforwards represent net capital losses of a fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the Federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for up to eight years, and were required to be carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

At December 31, 2013, gross unrealized appreciation and depreciation on investments, based on cost for Federal income tax purposes, were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Cost of investments	$4,436,320,419	$979,153,577	$35,863,095

Gross unrealized appreciation	$168,131,223	$35,822,948	$2,322,422
Gross unrealized depreciation	(59,090,733)	(21,397,837)	(769,440)

Net unrealized appreciation (depreciation) on investments	$109,040,490	$14,425,111	$1,552,982

The difference between cost amounts for financial statement and Federal income tax purposes is due primarily to the tax deferral of losses on wash sales.

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

For the year ended December 31, 2013, reclassifications were recorded to undistributed net investment income (loss), undistributed net realized gain (loss) and paid-in capital for any permanent tax differences. These reclassifications relate primarily to the differing tax treatment of income from paydowns and swaps, return of capital and capital gain distributions on real estate investment trusts and regulated investment companies, and foreign currency gains and losses. Results of operations and net assets were not affected by these reclassifications.

	Active Income Fund	Select Credit Fund	Event Driven Fund
Paid-in capital	$150,995	$(543,648)	$(20,989)
Undistributed net investment income (loss)	(18,473,864)	(835,291)	173,780
Undistributed net realized gain (loss) on investments, options, futures, swap contracts and foreign currency	18,322,869	1,378,939	(152,791)

The tax character of distributions paid were as follows:

Active Income Fund

Distributions paid from:	January 1, 2013 to December 31, 2013	January 1, 2012 to December 31, 2012
Ordinary income	$74,335,357	$67,114,475

Total distributions paid	$74,335,357	$67,114,475

45

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Select Credit Fund

Distributions paid from:	January 1, 2013 to December 31, 2013	January 1, 2012 to December 31, 2012
Ordinary income	$24,212,783	$14,216,095

Total distributions paid	$24,212,783	$14,216,095

Event Driven Fund
Distributions paid from:	August 26, 2013 to December 31, 2013*
Ordinary income	$871,553
Long Term Capital Gains	153,397

Total distributions paid	$1,024,950

*	The Event Driven Fund commenced operations on August 26, 2013.

As of December 31, 2013, the components of accumulated earnings (deficit) were as follows:

	Active Income Fund	Select Credit Fund	Event Driven Fund
Undistributed ordinary income	$9,089,049	$3,913,229	$638,262
Undistributed long-term capital gains	—	—	22,837

Accumulated earnings	9,089,049	3,913,229	661,099
Accumulated capital and other losses	(203,798,745)	(2,068,104)	—
Unrealized appreciation (depreciation)	109,040,490	14,425,111	1,552,982

Total accumulated earnings (deficit)	$(85,669,206)	$16,270,236	$2,214,081

As of December 31, 2013, the Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by Treasury regulations:

Not Subject to Expiration
	Short-Term	Long-Term
Active Income Fund	$116,022,288	$83,443,109
Select Credit Fund	—	—
Event Driven Fund	—	—

The Select Credit Fund utilized $770,317 of its capital loss carryforwards during the year ended December 31, 2013.

Post-October capital losses and late-year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ taxable year. As of December 31, 2013, the Funds had the following post-October capital losses and late-year ordinary losses:

	Post-October Capital Losses	Late-Year Ordinary Losses
Active Income Fund	—	$4,333,348
Select Credit Fund	—	2,068,104
Event Driven Fund	—	—

Foreign Currency Translation

The value of securities, currencies and other assets and liabilities not denominated in U.S. dollars are translated into U.S. dollar values based upon the current rates of exchange on the date of the Funds’ valuations.

46

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Net realized foreign exchange gains or losses which are reported by the Funds result from currency gains and losses on transaction hedges arising from changes in exchange rates between the trade and settlement dates on forward contract transactions, and the difference between the amounts accrued for dividends, interest, and foreign taxes and the amounts actually received or paid in U.S. dollars for these items. Net unrealized foreign exchange gains and losses result from changes in the U.S. dollar value of assets and liabilities (other than investments in securities), which are denominated in foreign currencies, as a result of changes in exchange rates.

Net realized foreign exchange gains or losses on portfolio hedges result from the use of forward contracts to hedge portfolio positions denominated or quoted in a particular currency in order to reduce or limit exposure in that currency. The Active Income Fund, Select Credit Fund and Event Driven Fund had no portfolio hedges during the period January 1, 2013 through December 31, 2013.

The Funds do not isolate that portion of the results of operations which results from fluctuations in foreign exchange rates on investments. These fluctuations are included with the net realized gain (loss) on investments and the net change in unrealized appreciation (depreciation) on investments.

Indemnifications

Under the Trust’s organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. A Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

New Accounting Pronouncements

In June 2013, the FASB issued guidance that creates a two-tiered approach to assess whether an entity is an investment company. The guidance will also require an investment company to measure noncontrolling ownership interests in other investment companies at fair value and will require additional disclosures relating to investment company status, any changes thereto and information about financial support provided or contractually required to be provided to any of the investment company’s investees. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2013 and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Effective January 1, 2013, the Funds adopted the FASB’s Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update 2011-11 (“ASU 2011-11”) “Disclosures about Offsetting Assets and Liabilities”. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. The adoption of the standard did not have a material effect on the Funds’ financial statements as of December 31, 2013.

Other

The Trust records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

47

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Pursuant to the terms of certain of the senior unsecured loan agreements, the Funds may have unfunded loan commitments, which are callable on demand. Each Fund would have available with its custodian, cash and/or liquid securities having an aggregate value at least equal to the amount of the unfunded senior loan commitments. At December 31, 2013, the Active Income Fund, Select Credit Fund and Event Driven Fund had no unfunded senior loan commitments.

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. At December 31, 2013, the Funds had no such outstanding senior loan participation commitments.

B.  INVESTMENTS IN DERIVATIVES

Swap Contracts

The Funds are subject to credit risk and interest rate risk exposure in the normal course of pursuing their investment objectives. The Funds may engage in various swap transactions, including forward rate agreements and interest rate, currency, index and total return swaps, primarily to manage duration and yield curve risk, or as alternatives to direct investments. In addition to the swap contracts described above, the Funds may also engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy).

Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds may elect to pay a fixed rate and receive a floating rate or receive a floating rate and pay a fixed rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value, including accrued interest, are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability.

Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. Each Fund may enter into credit default swaps in which the Fund acts as guarantor (a seller of protection), and may enter into credit default swaps in which the counterparty acts as guarantor (a buyer of protection). Premiums paid to or by the Funds are accrued daily and included in realized gain (loss) on swaps. The contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value. The maximum exposure to loss of the notional value as a seller of credit default swaps outstanding at December 31, 2013 for the Active Income Fund, Select Credit Fund and Event Driven Fund was $23,334,000, $11,666,000 and $0, respectively.

48

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts. Credit default swaps can involve greater risks than if an investor had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds disclose swap contracts on a gross basis, with no netting of contracts held with the same counterparty. As of December 31, 2013, the Funds had outstanding swap contracts as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Futures Contracts

The Funds may enter into futures contracts to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities or interest rates. Upon entering into a futures contract with a broker, a Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contract against default. As of December 31, 2013, the Funds had outstanding futures contracts as listed in the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Options Contracts

The Funds may use options contracts to hedge downside risk on their fixed income holdings, produce incremental earnings or protect against market changes in the value of equities or interest rates. The Funds may write covered call and put options on futures, swaps, securities or currencies the Funds own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, to the extent a Fund purchases an over-the-counter (“OTC”) option, it is subject to credit risk that the counterparty to the trade does not perform under the contract’s terms. The Funds are not subject to credit risk on OTC options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The premium amount and the number of option contracts written by the Active Income Fund during the period January 1, 2013 through December 31, 2013, were as follows:

Active Income Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2012	10,047	$20,798,313
Options written	43,201	81,095,951
Options closed	(14,428)	(43,872,851)
Options expired	(38,820)	(58,021,413)

Options outstanding at December 31, 2013	—	$—

49

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The premium amount and the number of option contracts written by the Select Credit Fund during the period January 1, 2013 through December 31, 2013, were as follows:

Select Credit Fund	Number of Contracts	Premium Amount
Options outstanding at December 31, 2012	507	$1,063,671
Options written	8,874	16,966,565
Options closed	(3,052)	(9,248,987)
Options expired	(6,329)	(8,781,249)

Options outstanding at December 31, 2013	—	$—

The premium amount and the number of option contracts written by the Event Driven Fund during the period from inception through December 31, 2013, were as follows:

Event Driven Fund	Number of Contracts	Premium Amount
Options outstanding at inception on August 26, 2013	412	$408,200
Options written	3,419	169,543
Options closed	—	—
Options expired	(2,260)	(484,208)
Options exercised	(1,071)	(59,053)

Options outstanding at December 31, 2013	500	$34,482

The Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included in its Schedule of Investments as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. When entering into purchased option contracts, a Fund bears the risk of securities prices moving unexpectedly, in which case, a Fund may not achieve the anticipated benefits of the purchased option contracts; however, the risk of loss is limited to the premium paid. As of December 31, 2013, the Funds had outstanding options as listed on the Schedule of Investments and the required collateral is included in the Statements of Assets and Liabilities.

Swaptions

An option on a swap contract, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of December 31, 2013, the Funds had outstanding swaptions as listed on the Schedule of Investments.

Forward Foreign Currency Contracts

The Funds may use forward foreign currency contracts to manage foreign currency, to produce incremental earnings or hedge existing positions. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers.

50

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The market value of a forward foreign currency contract fluctuates with changes in currency exchange rates. Outstanding forward foreign currency contracts are valued daily at current market rates and the resulting change in market value is recorded as unrealized appreciation or depreciation. When a forward foreign currency contract is settled, the Fund records a realized gain or loss equal to the difference between the value at the time the forward foreign currency contract was opened and the value at the time it was settled. A forward foreign currency contract may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, the Funds could be exposed to credit risk if the counterparties are unable or unwilling to meet the terms of the contracts or if the value of the foreign currency changes unfavorably. At December 31, 2013, the Active Income Fund had no open forward foreign currency contracts. The Select Credit Fund and Event Driven Fund did not enter into any forward foreign currency contracts during the period January 1, 2013 through December 31, 2013.

Derivative Investment Holdings Categorized by Risk Exposure

Each Fund is subject to the FASB’s “Disclosures about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”). The Derivatives Statement amends and expands disclosures about derivative instruments and hedging activities. The Derivatives Statement is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Active Income Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Credit contracts	Unrealized appreciation on open swap contracts	$3,652,820	Unrealized depreciation on open swap contracts	$38,678,888
Interest rate contracts	Purchased swaptions, at fair value	1,433,719
	N/A*	9,445,317
Total		$14,531,856		$38,678,888

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statements of Assets and Liabilities.

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Select Credit Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Credit contracts	Unrealized appreciation on open swap contracts	$1,045,347	Unrealized depreciation on open swap contracts	$2,365,883
Equity contracts	Purchased options, at fair value	3,657,500
Interest rate contracts	Purchased swaptions, at fair value	537,644
	N/A*	2,217,354
Total		$7,457,845		$2,365,883

*	Includes cumulative appreciation/depreciation of futures contracts as shown in the Schedule of Investments. Only current day’s variation margin is reported in the Statements of Assets and Liabilities.

51

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the fair value and the location in the Statements of Assets and Liabilities of the Event Driven Fund’s derivative contracts by primary risk exposure as of December 31, 2013:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Fair value	Statement of Assets and Liabilities location	Fair value
Equity contracts	Purchased options, at fair value	$52,000	Written options, at fair value	$42,500
Interest rate contracts	Purchased options, at fair value	20,570
Total		$72,570		$42,500

The following table sets forth the Active Income Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the period January 1, 2013 through December 31, 2013:

	Amount of net realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Foreign Currency Contracts	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$—	$(21,549,037)	$(21,549,037)
Foreign currency contracts	—	—	(408,651)	—	—	(408,651)
Equity contracts	(87,577,911)	91,272,977	—	(28,005,119)	—	(24,310,053)
Interest rate contracts	—	—	—	14,305,532	—	14,305,532

Total	$(87,577,911)	$91,272,977	$(408,651)	$(13,699,587)	$(21,549,037)	$(31,962,209)

The following table sets forth the Select Credit Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the period January 1, 2013 through December 31, 2013:

	Amount of net realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(1,358,280)	$(1,358,280)
Equity contracts	(14,255,128)	16,091,218	(4,564,184)	—	(2,728,094)
Interest rate contracts	—	—	814,627	—	814,627

Total	$(14,255,128)	$16,091,218	$(3,749,557)	$(1,358,280)	$(3,271,747)

The following table sets forth the Event Driven Fund’s net realized gain/loss by primary risk exposure and by type of derivative contract for the period from inception (August 26, 2013) through December 31, 2013:

	Amount of net realized gain (loss) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Total
Credit contracts	$—	$—	$—	$(112,027)	$(112,027)
Equity contracts	78,247	484,208	(437,699)	—	124,756
Interest rate contracts	—	—	—	—	—

Total	$78,247	$484,208	$(437,699)	$(112,027)	$12,729

52

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Active Income Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period January 1, 2013 through December 31, 2013:

	Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Foreign Currency Contracts	Futures Contracts	Swap Contracts	Purchased Swaptions	Total
Credit contracts	$—	$—	$—	$—	$(3,285,246)	$—	$(3,285,246)
Foreign currency contracts	—	—	1,243	—	—	—	1,243
Equity contracts	12,352,402	(15,312,963)	—	—	—	—	(2,960,561)
Interest rate contracts	—	—	—	6,043,724	—	(2,566,281)	3,477,443

Total	$12,352,402	$(15,312,963)	$1,243	$6,043,724	$(3,285,246)	$(2,566,281)	$(2,767,121)

The gross notional amount of swap contracts and the number of option contracts for the Active Income Fund as of December 31, 2013 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the Active Income Fund was $517,473,820 for the period January 1, 2013 through December 31, 2013. The quarterly average number of purchased futures contracts for the Active Income Fund was 0 for the period January 1, 2013 through December 31, 2013. The quarterly average number of short futures contracts for the Active Income Fund was (5,342) for the period January 1, 2013 through December 31, 2013. The quarterly average value of short forward contracts for the Active Income Fund was $(1,000,000) for the period January 1, 2013 through December 31, 2013. The quarterly average number of purchased option contracts for the Active Income Fund was 10,332 for the period January 1, 2013 through December 31, 2013. The quarterly average number of purchased swaption contracts for the Active Income Fund was 73,648,000 for the period January 1, 2013 through December 31, 2013. The fair value of such contracts at December 31, 2013 is set forth in the table above.

The following table sets forth the Select Credit Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period January 1, 2013 through December 31, 2013:

	Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Purchased Swaptions	Total
Credit contracts	$—	$—	$—	$(424,854)	$(962,356)	$(1,387,210)
Equity contracts	2,723,633	(936,921)	—	—	—	1,786,712
Interest rate contracts	—	—	2,127,839	—	—	2,127,839

Total	$2,723,633	$(936,921)	$2,127,839	$(424,854)	$(962,356)	$2,527,341

The gross notional amount of swap contracts and the number of option contracts for the Select Credit Fund as of December 31, 2013 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the Select Credit Fund was $33,021,215 for the period January 1, 2013 through December 31, 2013. The quarterly average number of purchased futures contracts for the Select Credit Fund was 0 for the period January 1, 2013 through December 31, 2013. The quarterly average number of short futures contracts for the Select Credit Fund was (658) for the period January 1, 2013 through December 31, 2013. The quarterly average number of purchased option contracts for the Select Credit Fund was 7,095 for the period January 1, 2013 through December 31, 2013. The quarterly average number of purchased swaption contracts for the Select Credit Fund was 27,618,000 for the period January 1, 2013 through December 31, 2013. The fair value of such contracts at December 31, 2013 is set forth in the table above.

53

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table sets forth the Event Driven Fund’s change in net unrealized appreciation/depreciation by primary risk exposure and by type of derivative contract for the period from inception (August 26, 2013) through December 31, 2013:

	Change in net unrealized appreciation (depreciation) on derivatives
Risk exposure category	Purchased Options	Written Options	Futures Contracts	Swap Contracts	Purchased Swaptions	Total
Credit contracts	$—	$—	$—	$—	$—	$—
Equity contracts	(182,547)	(8,018)	—	—	—	(190,565)
Interest rate contracts	—	—	—	—	—	—

Total	$(182,547)	$(8,018)	$—	$—	$—	$(190,565)

The gross notional amount of swap contracts and the number of option contracts for the Event Driven Fund as of December 31, 2013 is included on the Schedule of Investments. The quarterly average gross notional amount of the swap contracts for the Event Driven Fund was $1,347,346 for the period from August 26, 2013 through December 31, 2013. The quarterly average number of purchased futures contracts for the Event Driven Fund was 0 for the period from August 26, 2013 through December 31, 2013. The quarterly average number of short futures contracts for the Event Driven Fund was (34) for the period from August 26, 2013 through December 31, 2013. The quarterly average number of purchased option contracts for the Event Driven Fund was 2,167 for the period from August 26, 2013 through December 31, 2013. The fair value of such contracts at December 31, 2013 is set forth in the table above.

Disclosures about Offsetting Assets and Liabilities

Each Fund is subject to the FASB’s “Disclosures about Offsetting Assets and Liabilities”, which requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

For financial reporting purposes, the Funds do not offset derivative assets and liabilities that are subject to Master Netting Agreements (“MNA”) or similar arrangements in the Statements of Assets and Liabilities. The Funds have adopted the new disclosure requirements on offsetting in the following tables:

The following table presents the Active Income Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Active Income Fund as of December 31, 2013:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$3,652,820	$(2,734,576)	$—	$918,244

The following table presents the Active Income Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Active Income Fund as of December 31, 2013:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$38,678,888	$(2,734,576)	$(35,944,312)	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

54

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The following table presents the Select Credit Fund’s derivative assets by type, net of amounts available for offset under a MNA and net of the related collateral received by the Select Credit Fund as of December 31, 2013:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount[1]
Unrealized appreciation on open swap contracts	$1,045,347	$(662,620)	$—	$382,727

The following table presents the Select Credit Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Select Credit Fund as of December 31, 2013:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[2]
Unrealized depreciation on open swap contracts	$2,365,883	$(662,620)	$(1,703,263)	$—

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.
[2]	Net amount represents the net amount payable to the counterparty in the event of default.

The following table presents the Event Driven Fund’s derivative liabilities by type, net of amounts available for offset under a MNA and net of the related collateral pledged by the Event Driven Fund as of December 31, 2013:

Description	Gross Amounts Recognized in Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount[1]
Written options, at fair value	$42,500	$—	$42,500	$—

[1]	Net amount represents the net amount payable to the counterparty in the event of default.

C.  INVESTMENT ADVISORY FEES, TRANSACTIONS WITH AFFILIATES, AND ADMINISTRATIVE FEES

Richard H. Driehaus, an Interested Trustee of the Trust, is also the Chairman of the Board of Driehaus Capital Management LLC (“DCM” or the “Adviser”), a registered investment adviser, and of Driehaus Securities LLC (“DS LLC” or the “Distributor”), a registered broker-dealer.

DCM serves as the Funds’ investment adviser. In return for its services to the Funds, the Funds pay the Adviser an annual management fee on a monthly basis of 0.55%, 0.80% and 1.00% of average net assets, respectively, for the Active Income Fund, Select Credit Fund and Event Driven Fund.

DCM entered into a written agreement to cap the Select Credit Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 1.75% of average daily net assets until September 30, 2013. For this same time period, DCM was entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Select Credit Fund’s expense ratio remains below the operating expense cap. During the period January 1, 2013 through December 31, 2013, the Select Credit Fund did not have any fees waived by DCM and as of December 31, 2013, there are no amounts subject to recapture.

DCM has entered into a written agreement to cap the Event Driven Fund’s annual ordinary operating expenses (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related expenses and extraordinary expenses) at 2.00% of average daily net assets until at least August 25, 2016. For this same time period, DCM is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent that the Event Driven Fund’s expense ratio remains below the operating expense cap. During the period from inception through December 31, 2013, the Event Driven Fund had fees waived by DCM in the amount of $4,008 and as of December 31, 2013, this entire amount is subject to recapture.

55

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

The Active Income Fund accrued $19,794,830 for investment advisory fees during the period January 1, 2013 through December 31, 2013, of which $2,121,050 was payable to DCM at December 31, 2013. The Select Credit Fund accrued $4,887,663 for investment advisory fees during the period January 1, 2013 through December 31, 2013, and $649,035 was payable to DCM at December 31, 2013. The Event Driven Fund accrued $114,621 for investment advisory fees during the period from inception through December 31, 2013, and $48,663 was payable to DCM at December 31, 2013.

DS LLC is the Funds’ distributor. DS LLC does not earn any compensation from the Funds for these services. DS LLC has entered into a Fee Reimbursement Agreement with each of the Funds. Under these agreements, the Funds reimburse DS LLC for certain fees paid by DS LLC to intermediaries who provide shareholder administrative and/or sub-transfer agency services to the Funds. Currently, the amount to be reimbursed will not exceed 0.25% of the average daily net assets held by such intermediaries. As of December 31, 2013, the Active Income Fund, Select Credit Fund and Event Driven Fund owe $583,190, $135,382 and $860, respectively, in reimbursements to DS LLC under these agreements, which are included in accrued shareholder services plan fees on the Statements of Assets and Liabilities.

Certain officers of the Trust are also officers of DCM and DS LLC. The Funds pay a portion of the Chief Compliance Officer’s salary. No other officers received compensation from the Funds during the period January 1, 2013 through December 31, 2013.

UMB Fund Services, Inc. (“UMBFS”), an affiliate of UMB Financial Corporation, serves as the Funds’ administrative and accounting agent. In compensation for these services, UMBFS earns the larger of a monthly minimum fee or a monthly fee based upon each Fund’s average daily net assets. UMBFS also acts as the transfer agent and dividend disbursing agent for the Funds. For these services, UMBFS earns a monthly fee based in part on shareholder processing activity during the month.

D.  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding swaps, options, futures, short-term securities and U.S. government obligations) for the Active Income Fund and Select Credit Fund for the period January 1, 2013 through December 31, 2013, were as follows, and the Event Driven Fund for the period from inception through December 31, 2013:

Active Income Fund		Select Credit Fund		Event Driven Fund
Purchases	$2,320,240,624	Purchases	$593,127,654	Purchases	$21,000,343
Sales	$1,314,639,778	Sales	$226,462,961	Sales	$18,049,180

The aggregate purchases and sales of U.S. government obligations for the Active Income Fund and Select Credit Fund for the period January 1, 2013 through December 31, 2013, were as follows, and the Event Driven Fund for the period from inception through December 31, 2013:

Active Income Fund		Select Credit Fund		Event Driven Fund
Purchases	$168,210,999	Purchases	$—	Purchases	$—
Sales	$16,244,323	Sales	$—	Sales	$—

E.  RESTRICTED SECURITIES

Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. At December 31, 2013, the Funds held restricted securities as denoted on the Schedule of Investments.

F.  SHAREHOLDER SERVICING AGREEMENTS

The Active Income Fund and Select Credit Fund have a Shareholder Servicing Agreement (the “Agreement”) in place with a shareholder. Under the terms of this Agreement, the Active Income Fund and Select Credit Fund make payments for services provided on behalf of the Active Income Fund and Select Credit Fund. Such services may include, but shall not be limited to: transfer agent and sub-transfer agent

56

Driehaus Mutual Funds

Notes to Financial Statements — (Continued)

services; aggregating and processing purchase and redemption orders; providing periodic statements; receiving and transmitting funds; processing dividend payments; providing sub-accounting services; forwarding shareholder communications; receiving, tabulating and transmitting proxies; responding to inquiries and performing such other related services as the Active Income Fund and Select Credit Fund may request. The Shareholder Services Plan allows for annual payments not to exceed 0.25% of average daily net assets of the Funds. For the period January 1, 2013 through December 31, 2013, the Active Income Fund and Select Credit Fund had expenses of $596,922 and $27,098, respectively, under the terms of this Agreement with this shareholder.

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Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Driehaus Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Driehaus Active Income Fund, Driehaus Select Credit Fund, and Driehaus Event Driven Fund (collectively, the “Funds”) as of December 31, 2013, and the related statements of operations, statements of changes in net assets and financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers and agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds noted above at December 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 24, 2014

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Interested and Independent Trustees of the Trust

The following table sets forth certain information with respect to the Trustees of the Trust:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Interested Trustee:*
Richard H. Driehaus 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	10	Chairman of the Board of the Adviser, the Distributor and Driehaus Capital Management (USVI) LLC (“USVI”); Chief Investment Officer and Portfolio Manager of the Adviser. President of the Trust from 1996-2011.	Driehaus Capital Holdings LLC; Driehaus Enterprise Management, Inc.; Driehaus Trust Company, LLC; The Richard H. Driehaus Foundation; and The Richard H. Driehaus Museum
Independent Trustees:
A.R. Umans c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1927	Trustee and Chairman	Since 1996 Since 2005	10	Chairman of the Board, Commerce National Group (investment company) since 2005; Chairman of the Board and Chief Executive Officer, RHC/Spacemaster Corporation (manufacturing corporation) prior thereto.	Sinai Health System; Schwab Rehabilitation Hospital
Theodore J. Beck c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1952	Trustee	Since 2012	10	President and Chief Executive Officer, National Endowment for Financial Education, 2005 to present; Associate Dean for Executive Education and Corporate Relations and President for the Center for Advanced Studies in Business at the University of Wisconsin-Madison, 1999-2005.	President’s Advisory Council on Financial Capability, 2010-2013; Federal Deposit Insurance Corporation Advisory Committee on Economic Inclusion since 2007; Jump$tart Coalition for Personal Financial Literacy since 2006, Chairman Since 2012; Wisconsin Alumni Association Board, 2006-2012; President’s Advisory Council on Financial Literacy, 2008-2010; Wilshire Variable Insurance Trust, 2008-2010; Wilshire Mutual Funds Inc., 2008-2010; Advisory Board of the Trust, 2011-2012.
Francis J. Harmon c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1998	10	Relationship Manager, Great Lakes Advisors, Inc. since February 2008; Principal Account Executive – Labor Affairs, Blue Cross and Blue Shield of Illinois prior thereto.	None

59

Interested and Independent Trustees of the Trust

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees:
Dawn M. Vroegop c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1966	Trustee	Since 2012	10	Managing Director, Dresdner RCM Global Investors from September 1999 to September 2003.	Independent Trustee, Met Investors Series Trust since December 2000; Director, Metropolitan Series Fund, Inc. since May 2009; Director and Investment Committee Chair, City College of San Francisco Foundation since 2003; Advisory Board of the Trust, 2011-2012.
Daniel F. Zemanek c/o Driehaus Capital Management LLC 25 East Erie Street Chicago, IL 60611 YOB: 1942	Trustee	Since 1996	10	President of Ludan, Inc. (real estate services specializing in senior housing) since April 2008; Senior Vice President of Sunrise Development, Inc. (senior living) from 2003-2007; Consultant, real estate development prior thereto.	None

*	Mr. Driehaus is an “interested person” of the Trust, the Adviser and the Distributor, as defined in the 1940 Act, because he is an officer of the Adviser and the Distributor. In addition, Mr. Driehaus has a controlling interest in the Adviser and the Distributor.

**	Each Trustee will serve as a Trustee of the Trust until (i) termination of the Trust, or (ii) the Trustee’s retirement, resignation, or death, or (iii) as otherwise specified in the Trust’s governing documents.

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Officers of the Trust

The following table sets forth certain information with respect to the officers of the Trust.

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert H. Gordon 25 East Erie Street Chicago, IL 60611 YOB: 1961	President	Since 2011	President and Chief Executive Officer of Adviser, Distributor and USVI since October 2006; Senior Vice President of the Trust from 2006-2011.
Michelle L. Cahoon 25 East Erie Street Chicago, IL 60611 YOB: 1966	Vice President and Treasurer	Since 2006 Since 2002	Managing Director, Treasurer and Chief Financial Officer of the Adviser and Distributor since 2012; Vice President, Treasurer and Chief Financial Officer of USVI since 2004; Vice President, Treasurer and Chief Financial Officer of the Adviser and Distributor from 2004-2012.
Janet L. McWilliams 25 East Erie Street Chicago, IL 60611 YOB: 1970	Assistant Vice President and Chief Legal Officer	Since 2007 Since 2012	Managing Director, Secretary and General Counsel of the Adviser since 2012; Chief Compliance Officer of the Trust, Adviser and Distributor from 2006-2012.
Michael R. Shoemaker 25 East Erie Street Chicago, IL 60611 YOB: 1981	Chief Compliance Officer and Assistant Vice President	Since 2012	Assistant Vice President and Chief Compliance Officer of the Adviser and Distributor since 2012; Associate Chief Compliance Officer of the Adviser and Distributor from 2011-2012; Compliance Officer, Pacific Investment Management Company LLC and PIMCO Investments LLC from 2010-2011; Senior Compliance Analyst of the Adviser and Distributor from 2007-2010.
Diane J. Drake 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1967	Secretary	Since 2006	Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc. (“PNC”), (financial services company)) since 2010; Vice President and Counsel, PNC from 2008-2010.
Michael P. Kailus 25 East Erie Street Chicago, IL 60611 YOB: 1971	Assistant Secretary and Anti-Money Laundering Compliance Officer	Since 2010 Since 2011	Assistant Secretary of the Adviser, Distributor and USVI since 2010; Senior Attorney with the Adviser since 2010; Associate General Counsel of Superfund Group (formerly, Quadriga Group, a financial services company) from 2005-2010.
William H. Wallace, III 301 Bellevue Parkway Wilmington, DE 19809 YOB: 1969	Assistant Secretary	Since 2008	Vice President and Manager, BNY Mellon Investment Servicing (US) Inc. (formerly, PNC, a financial services company) since 2010; Assistant Vice President and Manager, PNC from 2008-2010.

The Statement of Additional Information for Driehaus Mutual Funds contains more detail about the Trust’s Trustees and officers and is available upon request, without charge. For further information, please call 1-877-779-0079.

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Fund Expense Examples

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, including sales charges; redemption fees; and exchange fees and (2) ongoing costs, including management fees; distribution (12b-1) and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ending December 31, 2013.

Actual Expenses

The first line of the table below (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below (“Hypothetical”) provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may use this information to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Driehaus Active Income Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000.00	$1,016.10	$5.79
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,019.46	$5.80

Driehaus Select Credit Fund

	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000.00	$1,042.40	$9.73
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,015.68	$9.60

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Fund Expense Examples — (Continued)

Driehaus Event Driven Fund

	Beginning Account Value July 1, 2013**	Ending Account Value December 31, 2013	Expenses Paid During Six Months Ended December 31, 2013*
Actual	$1,000.00	$1,103.50	$11.06
Hypothetical Example, assuming a 5% return before expenses	$1,000.00	$1,010.08	$15.20

*	Expenses are equal to the Funds’ annualized expense ratios for the six-month period in the table below multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365 to reflect the half-year period.

**	The Driehaus Event Driven Fund commenced operations on August 26, 2013. The actual return and expenses paid during the period by this Fund were for the period from August 26, 2013 (128 days) instead of the entire six-month period. The hypothetical return is based on the entire six-month period for comparison purposes.

Driehaus Active Income Fund	1.14%
Driehaus Select Credit Fund	1.89%
Driehaus Event Driven Fund	3.00%

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Shareholder Information

TAX INFORMATION (UNAUDITED) FOR THE YEAR ENDED DECEMBER 31, 2013

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, the following percentages of income and short-term capital gains represent qualified dividend income subject to the 15% rate category:

Active Income Fund	Select Credit Fund	Event Driven Fund
13.80%	3.07%	4.04%

For corporate shareholders, the following percentages of income and short-term capital gains qualified for the dividends-received deduction:

Active Income Fund	Select Credit Fund	Event Driven Fund
13.80%	3.07%	3.59%

Long-term Capital Gain

The Event Driven Fund designates $153,394 as a long-term capital gain distribution.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the Funds’ policies and procedures with respect to the voting of proxies relating to the Funds’ portfolio securities is available, without charge, upon request, by calling 1-877-779-0079. This information is also available on the Funds’ website at http://www.driehaus.com.

Information regarding how the Driehaus Active Income Fund and Driehaus Select Credit Fund voted proxies related to portfolio securities during the 12-month period ended June 30, 2013 is available without charge, upon request, by calling 1-877-779-0079. This information is also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available electronically on the SEC’s website at http://www.sec.gov; hard copies may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. For more information on the Public Reference Room, call 1-800-SEC-0330. Each Fund’s complete schedule of portfolio holdings is also available on the Funds’ website at http://www.driehaus.com.

64

Board Considerations in Connection with the Annual Review of the

Investment Advisory Agreement

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”), including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the renewal of the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for Driehaus Active Income Fund (“LCMAX”) and Driehaus Select Credit Fund (“DRSLX,” and together with LCMAX, the “Funds”) on September 11, 2013. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. The Board also received extensive information throughout the year regarding performance and operating results of each Fund. The Independent Trustees held a conference call with their independent legal counsel on August 28, 2013 to review the materials provided in response to their request and identified areas for further response by Fund management. Following receipt of further responses from Fund management, the Independent Trustees, represented by independent legal counsel, met independent of Fund management to consider renewal of the Agreement. After their consideration of all the information received, the Independent Trustees presented their findings and their recommendation to renew the Agreement to the full Board.

In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that the Adviser has managed each Fund for an extended period or since inception, and the Board believes that a long-term relationship with a capable, conscientious adviser is in the best interests of each Fund.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements, as well as the Adviser’s handling of portfolio brokerage, and noted the Adviser’s process for evaluating best execution. The Board considered the Adviser’s risk management strategies and the process developed by the Adviser for analyzing, reviewing and assessing risk exposure for the Funds. The Board also considered the Funds’ process for fair valuation of portfolio securities and noted the Board’s review of Fund valuation matters throughout the year.

The Board reviewed LCMAX’s performance, including that of LCMAX’s predecessor fund (which was reorganized into LCMAX on June 1, 2009), given that a core portion of the portfolio management team managed the predecessor fund of LCMAX from 2007 to 2009. Given the investment strategies of LCMAX, the Board noted the limitations in comparing the performance of LCMAX to a peer group of general bond funds, which consists primarily of long-only bond funds that invest in high-grade fixed income securities, compiled from Lipper Inc., an independent provider of mutual fund data, and the Board also considered LCMAX’s performance compared to an additional Lipper peer group, which includes long/short funds. The Board compared LCMAX’s performance to peer groups of funds for the 1-, 3- and 5-year and year-to-date periods ended June 30, 2013 and to two benchmark indices for the 1-, 3- and 5-year and since-inception periods ended June 30, 2013. The Board considered that, although LCMAX underperformed its general bond fund peer group for the 3- and 5-year periods, it outperformed the general bond fund peer group for the 1-year and year-to-date periods and the long/short peer group for the 1-, 3- and 5-year and year-to-date periods. The Board also considered that LCMAX outperformed one of its benchmark indices for all periods reviewed and outperformed the other benchmark index for the 1-year period. The Board noted that LCMAX had adhered to its volatility objective of being less volatile than the Barclays Capital U.S. Aggregate Bond Index. The Board also reviewed DRSLX’s performance, comparing it to a peer group of funds compiled from Lipper Inc. and to benchmark indices for the year-to-date and 1-year periods ended June 30, 2013 (the Fund’s inception date was September 30, 2010). The Board noted that DRSLX’s performance was above the median of its peer group for these periods, and that the Fund had outperformed one of its benchmark indices and underperformed the other benchmark index for the 1-year period. The Board also noted that DRSLX had adhered to its volatility objective of being less volatile than the BofA Merrill Lynch US High Yield Index. For both LCMAX and DRSLX, the Board considered whether investment results were consistent with each Fund’s investment objective and policies. The Board concluded that performance was satisfactory.

65

On the basis of this evaluation and its ongoing review of investment results, the Board concluded that the nature, quality and extent of services provided by the Adviser continue to be satisfactory.

Fees.    The Board considered the Funds’ advisory fees, operating expenses and total expense ratios, and compared the advisory fees and expense ratios to peer groups based on data compiled from Lipper Inc. as of the fiscal year end of each fund in the peer groups. The Board noted the limitations in comparing the fees and expense ratios of LCMAX to the peer group of funds designated by Lipper (the general bond funds peer group), as noted above, so the Board also compared the Fund’s advisory fees and expense ratios to the Lipper-designated peer group for DRSLX, which is a long/short funds category that the Adviser believes also is applicable to LCMAX. The Board noted that LCMAX’s annual advisory fee rate of .55% is in the 14th percentile and the 48th percentile, respectively, of the general bond funds peer group and the long/short funds peer group (1st percentile being the highest fee) and that the long/short funds peer group was more applicable to LCMAX. The Board noted that DRSLX’s advisory fee rate of .80% was in the 30th percentile of its peer group. In considering the reasonableness of the advisory fees, the Board took into account the substantial human and technological resources devoted to investing for the Funds and the limited capacity of the investment styles, noting that LCMAX is currently closed to new investors and that at the September Board meeting, the Adviser received Board approval to also close DRSLX to new investors.

The Board also considered that for the fiscal year ended December 31, 2012, LCMAX’s expense ratio was in the 41st percentile and 85th percentile, respectively, of the general bond funds peer group and the long/short funds peer group (1st percentile would be the highest expense ratio) and that the Adviser has represented that the second peer group was more applicable to LCMAX. The Board noted that DRSLX’s expense ratio for the fiscal year ended December 31, 2012 was in the 67th percentile and for the six months ended June 30, 2013 was in the 70th percentile. On the basis of the information provided, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature and quality of services provided by the Adviser.

Profitability.    The Board reviewed information regarding the revenues received by the Adviser under the Agreement and discussed the methodology in allocating its costs to the management of the Funds. The Board considered the estimated costs to the Adviser of each Fund. The Board also noted that the Funds do not have a Rule 12b-1 fee and that the Adviser’s affiliate, Driehaus Securities LLC (“DS LLC”), serves as distributor of the Funds without compensation, that DS LLC provides compensation to intermediaries for distribution of the Funds’ shares and for shareholder services, and that DS LLC is reimbursed by the Funds under a Shareholder Services Plan for certain amounts paid for shareholder services covered under the Plan. The Board concluded that, based on the projected profitability calculated for the Trust as well as the Funds individually (noting that DRSLX was expected to continue to be operated at a loss), the advisory fees appeared to be reasonable.

Economies of Scale.    In considering the reasonableness of the advisory fee, the Board considered whether there are economies of scale with respect to the management of the Funds and whether the Funds benefit from any economies of scale. Given the size of DRSLX and the capacity constraints of the Funds, the Board concluded that the advisory fee rates under the Agreement are reasonable and reflect an appropriate sharing of any such economies of scale.

Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits received by the Adviser and its affiliates. The Board noted that payments to DS LLC under a Shareholder Services Plan are in reimbursement of payments made to intermediaries for shareholder services. The Board noted that there are no benefits to the Adviser related to soft dollar allocations. The Board concluded that the advisory fees were reasonable in light of any fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.

66

Board Considerations in Connection with the Initial Approval of the Investment

Advisory Agreement for Driehaus Event Driven Fund

The Board of Trustees of the Driehaus Mutual Funds (the “Trust”) approved the investment advisory agreement (the “Agreement”) with Driehaus Capital Management LLC (the “Adviser”) for the Driehaus Event Driven Fund (“DEVDX”) on February 21, 2013. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. The Board reviewed comprehensive materials received from the Adviser and from independent legal counsel. After their review of the information received, the Independent Trustees presented their findings and their recommendation to approve the Agreement to the full Board. In connection with the review, the Board considered the factors discussed below, among others.

Nature, Quality and Extent of Services.    The Board considered the nature, extent and quality of services to be provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Adviser to attract and retain high-quality personnel, and the organizational depth of the Adviser. The Board also considered the Trust’s compliance with legal and regulatory requirements as well as the Adviser’s risk management processes developed for analyzing, reviewing and assessing risk exposure for DEVDX. In particular, the Board considered the management team’s experience relevant to managing an absolute (positive) return credit strategy.

On the basis of this evaluation and the Board’s experience with the Adviser in managing other series of the Trust, the Board concluded that the nature, quality and extent of services to be provided by the Adviser are expected to be satisfactory.

Fees.    The Board considered DEVDX’s proposed advisory fee, operating expenses and estimated total expense ratio, and compared the advisory fee and expense ratio to fees and expense ratios of a peer group of absolute return funds based on data compiled from Lipper Inc. (“Lipper”) as of the fiscal year end of each fund in the peer group. The Board noted that DEVDX’s proposed advisory fee of 1.00% would be in the 36th percentile of the Lipper Absolute Return Funds universe (1st percentile being the highest fee) as of December 31, 2012. The Board considered that the Adviser will reimburse DEVDX for annual expenses in excess of 2.00% of average daily net assets (excluding interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs and extraordinary expenses) for a three-year period. In addition, the Board considered DEVDX’s proposed advisory fee rate as compared to fees charged by the Adviser to the Driehaus Select Credit Fund, Driehaus Active Income Fund, Driehaus International Credit Opportunities Fund and to the predecessor partnership of DEVDX, a limited partnership managed by the Adviser with similar strategies. The Board noted that although both the Driehaus Select Credit Fund and the Driehaus Active Income Fund have a lower advisory fee, those Funds invest primarily in the U.S. In addition, the Driehaus Active Income Fund’s advisory fee is a legacy fee carried over from a predecessor fund, reorganized into the Driehaus Active Income Fund, that originally pursued a less complex investment style. Furthermore, the Board considered that the strategy for DEVDX is more resource-intensive than that of the Driehaus International Credit Opportunities Fund, which supported a higher advisory fee. Finally, the Board noted that the advisory fee rate for the predecessor partnership is higher than DEVDX’s advisory fee. The Board also considered the estimated expense ratio of DEVDX after reaching the first year projected asset level, which would still be within the expense cap and would rank the Fund in the 28th percentile of the Lipper Absolute Return universe.

On the basis of the information provided, the Board concluded that the proposed advisory fee was reasonable and appropriate in light of the nature and quality of services expected to be provided by the Adviser.

Profitability and Economies of Scale.    In considering the reasonableness of the proposed advisory fee, the Board considered the undertaking by the Adviser to assume DEVDX organizational expenses as well as to reimburse DEVDX expenses exceeding a 2.00% cap (other than interest, taxes, brokerage commissions, dividends and interest on short sales, other investment-related costs and extraordinary expenses ) for a three-year period.

The Board also considered potential economies of scale with respect to the management of DEVDX and whether DEVDX will benefit from any economies of scale. The Board noted the Adviser’s conclusion that it will not earn its full fee until net assets reach approximately $50 million.

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Other Benefits to the Adviser and its Affiliates.    The Board also considered the character and amount of other incidental benefits to be received by the Adviser and its affiliates. The Board noted that the Adviser’s affiliated broker-dealer is not expected to execute any portfolio transactions for DEVDX and the Adviser does not expect to earn any fall-out benefits in the form of soft dollar credits from its relationship with DEVDX. The Board concluded that the proposed advisory fee was reasonable in light of any anticipated fall-out benefits.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Agreement for DEVDX were fair and reasonable and that the approval of the Agreement is in the best interests of DEVDX. No single factor was determinative in the Board’s analysis.

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Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No response required.

(c)	None

(d)	None.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics for Principal Executive and Financial Officers was filed as Exhibit 12(a)(1) to the registrant’s Certified Shareholder Report on Form N-CSR, Accession Number 0001193125-12-093739, on March 2, 2012, and is incorporated herein by reference.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has designated A.R. Umans as an audit committee financial expert. Mr. Umans is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2013 and 2012, Ernst & Young LLP, the registrant’s principal accountant (“E&Y”), billed the registrant $402,700 and $394,100, respectively, for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2013 and 2012, E&Y billed the registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and that are not reported above.

For engagements that Driehaus Capital Management LLC, the registrant’s investment adviser (“DCM”), or Driehaus Securities LLC, the registrant’s distributor (“DS”), entered into with E&Y for fiscal years 2013 and 2012, E&Y provided no audit-related services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(c)	Tax Fees

For the fiscal years ended December 31, 2013 and 2012, E&Y billed the registrant $82,450 and $93,350, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. Such services consisted of review of the registrant’s income tax returns and tax distribution requirements and analysis related to passive foreign investment company status. The Audit Committee pre-approved all tax services that E&Y provided to the registrant.

For fiscal years 2013 and 2012, E&Y provided no tax services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(d)	All Other Fees

For the fiscal years ended December 31, 2013 and 2012, E&Y billed the registrant $0 and $0, respectively, for products and services provided, other than the services reported above.

For fiscal years 2013 and 2012, E&Y provided no other services to DCM or DS that were for engagements directly related to the registrant’s operations and financial reporting.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Pursuant to registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant), if the engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chairman of the Audit Committee may grant pre-approval for engagements of $5,000 or less. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is 0%.

(f)	Not applicable.

(g)	Non-Audit Fees

For the fiscal years ended December 31, 2013 and 2012, E&Y billed the registrant $82,450 and $93,350, respectively, in aggregate non-audit fees. For the fiscal years ended December 31, 2013 and 2012, E&Y billed DCM or DS $0 and $0, respectively, in aggregate non-audit fees.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2, filed as Exhibit 12(a)(1) to the Registrant’s Form N-CSR, filed on March 2, 2012 (Accession No. 0001193125-12-093738) incorporated herein by reference.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Driehaus Mutual Funds

By (Signature and Title)*	/s/Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	March 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Robert H. Gordon
Robert H. Gordon, President
(principal executive officer)

Date	March 4, 2014

By (Signature and Title)*	/s/Michelle L. Cahoon
Michelle L. Cahoon, Vice President and Treasurer
(principal financial officer)

Date	March 4, 2014

*	Print the name and title of each signing officer under his or her signature.